As filed with the Securities and Exchange Commission on April 25, 2017.

Registration File No. 333-148419
File No. 811-03915

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
_________________________ FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[x]

PRE-EFFECTIVE AMENDMENT NO. ___	[ ]
POST-EFFECTIVE AMENDMENT NO. 11	[x]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[x]

AMENDMENT NO. 29	[x]
(Check appropriate box or boxes.)

CMFG Variable Life Insurance Account
(Exact name of registrant)

CMFG Life Insurance Company
(Name of depositor)
5910 Mineral Point Road
Madison, WI 53705
(Address of depositor’s principal executive offices)
Depositor’s Telephone Number, including Area Code: (319) 352-4090

Ross D. Hansen, Esq.
CMFG Life Insurance Company
5910 Mineral Point Road
Madison, Wisconsin 53705
(Name and address of agent for service)

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box)
| |	immediately upon filing pursuant to paragraph (b) of Rule 485.
|x|	on May 1, 2017 pursuant to paragraph (b) of Rule 485.
| |	60 days after filing pursuant to paragraph (a)(i) of Rule 485.
| |	on (date) pursuant to paragraph (a)(i) of Rule 485.

If appropriate, check the following box:
|  | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered:  Units of interest in a Variable Account under individual flexible premium deferred variable annuity contracts.

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PROSPECTUS	May 1, 2017
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MEMBERS® Variable Universal Life A Flexible Premium Variable Universal Life Insurance Policy Issued by CMFG Life Insurance Company
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This Prospectus describes the Policy issued by CMFG Life Insurance Company (“we”, “our” or “us”) and supported by the CMFG Variable Life Insurance Account (“Separate Account”). The Policy is designed as a long-term investment that attempts to provide significant life insurance benefits for the entire lifetime of the Insured. This discussion in this Prospectus is meant for current Owners. We no longer issue new Policies and we no longer issue new riders on any Policy.
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This Prospectus provides information that a prospective Owner should know before investing. You should keep this Prospectus for future reference as you consider the Policy in conjunction with other insurance you own.

With this Policy, you can allocate Net Premium and Accumulated Values to:

•	Subaccounts of the Separate Account, each of which invests in one of the mutual funds listed on this page; or

•	An Interest Bearing Account, which credits a specified rate of interest.

A prospectus for each of the mutual funds in which the Separate Account invests accompanies this Prospectus. Please read these documents before investing and save them for future reference.

The mutual funds available include:

Ultra Series Fund	T. Rowe Price International Series
Core Bond Fund	T. Rowe Price International Stock Portfolio
Diversified Income Fund
Large Cap Value Fund
Large Cap Growth Fund
Mid Cap Fund

Vanguard® Variable Insurance Fund
Vanguard Variable Insurance Fund Money Market Portfolio

An investment in the Separate Account is not a bank or credit union deposit and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investment in the Separate Account involves certain risks including loss of premium (principal).

Please refer to the “Summary of Policy Benefits and Risks” section of this Prospectus that describes certain risks associated with investing in a Policy.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved this Policy or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

i

Owner, Beneficiary	24
Right-to-Examine Period	24
Paid-up Insurance	25
Transfer of Ownership	25
Addition, Deletion, or Substitution of Investments	25
Voting Rights	26

DISTRIBUTION OF POLICIES	26

Compensation Arrangements For CBSI and Its Sales Personnel	26
Compensation Arrangements For Selling Firms and Their Sales Personnel	27
Source of Compensation	27

RIDERS AND ENDORSEMENTS	27

Children’s Insurance	27
Guaranteed Insurability	27
Accidental Death Benefit	27
Automatic Increase	27
Other Insured	28
Term Insurance	28
Disability Waiver of Monthly Deductions	28
Disability Benefit Waiver of Premium and Monthly Deduction	28
Executive Benefits Plan Endorsement	28

FEDERAL INCOME TAX CONSIDERATIONS	28

Introduction	28
Tax Status of the Policy	28
Tax Treatment of Policy Benefits	29
Special Rules for Pension and Profit-Sharing Plans	30
Business Uses of the Policy	31
Medicare Tax on Investment Income	32
Alternative Minimum Tax	32
Estate, Gift and Generation-Skipping Transfer Taxes	32
Possible Tax Law Changes	32
Our Taxes	32

LEGAL PROCEEDINGS	33

FINANCIAL STATEMENTS	33

GLOSSARY	34

STATEMENT OF ADDITIONAL INFORMATION	37

ii

SUMMARY OF POLICY BENEFITS AND RISKS

This summary describes important benefits and risks of the Policy and corresponds to sections in this Prospectus which discuss the topics in more detail, including variations by state. Please refer to the Glossary for definitions of certain terms.

Benefits Summary

General Benefits of the Policy. Like fixed benefit life insurance, the Policy offers a minimum death benefit and provides an Accumulated Value, loan privileges and a value on surrender. However, the Policy differs from a fixed benefit policy because it allows you to allocate your Net Premiums or transfer Accumulated Value to the Subaccounts. The amount and duration of life insurance protection and of Accumulated Value and Cash Value varies with the investment experience of the Accumulated Value you place in the Subaccounts.

Premiums. The Policy requires an initial premium. The amount of your Policy’s Specified Amount determines the amount of your initial premium. After you pay the initial premium, you can pay subsequent premiums at any time while your Policy is In Force. We may refuse any premium payment that is less than $25. We also may refuse any premium or part of a premium which would increase the Face Amount of the Policy by more than the amount of the Premium.

The Policy provides for a planned annual premium. You are not required to pay premiums according to the plan. You can vary the frequency and amount of premiums, and can skip premiums. (If you do skip a premium, you may increase the likelihood that your Policy will Lapse.) We may reject any premiums after the Insured reaches Attained Age 95.

From time to time, we may extend the period for premium and purchase payments and other time-sensitive provisions of a policy or contract for specific geographic areas in response to weather-related incidents, natural disasters and similar events. Policyholders who have experienced such events and would like to know whether a moratorium is in effect should contact us for more information at our Mailing Address.

Minimum Death Benefit Guarantee. If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date the Policy will not Lapse during those years. The Target Premium will be shown on each Policy. Generally, it is determined by dividing the minimum premium by 0.60 and is stated on the specifications page of the Policy.

No-Lapse Guarantee. If at all times during the first three Policy Years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy Years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy Years, the no-Lapse guarantee is voided.

In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Accumulated Value from the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy Years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. We will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

Death Benefit Options. You must choose between two Death Benefit Options under the Policy. Your selection will affect the Face Amount, the Monthly Deduction, and the Cash Value. Under either option, Death Benefit Proceeds are equal to:

•	the Face Amount on the date of death; plus
•	any premiums received after the date of death; minus
•	Policy indebtedness

The Face Amount differs under the two Death Benefit Options:
•	The Face Amount under Option 1 is the greater of:

	o	the Specified Amount; or
	o	the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

•	The Face Amount under Option 2 is the greater of:

o	the Specified Amount plus the Policy’s Accumulated Value on the date of death; or
o	the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code of 1986, as amended (“Code”), for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B in the Statement of Additional Information (“SAI”). The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

You may select the Specified Amount, which we will normally require be at least $50,000 ($10,000 for Issue Ages 65 and over). You also may increase or decrease the Specified Amount; however, we may require that the Specified Amount after any decrease be at least $50,000 ($10,000 for Issue Ages 65 and over).

Cancellation, Surrender and Partial Withdrawals

Cancellation: Once we issue your Policy, the Right-to-Examine Period begins. You may cancel the Policy during this period and receive a refund. A request to increase the Specified Amount also triggers a Right to Examine Period for the increased amount.

Surrender: At any time while the Insured is alive and the Policy is In Force, you may make a Written Request to our Mailing Address to surrender your Policy for its Net Cash Value. Federal income taxes may apply to surrenders or partial withdrawals. A penalty tax may be applied to distributions (including loans) if the policy is classified as a Modified Endowment Contract and may apply to surrenders.

Partial Withdrawals: You may withdraw part of the net Cash Value using a Written Request, subject to the following rules.

•	Federal income taxes and a penalty tax may apply to partial withdrawals;
•	A partial withdrawal reduces the death benefit by at least the amount withdrawn;
•
Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either Death Benefit Option 1 or Death Benefit Option 2, a partial withdrawal will reduce both the Accumulated Value and the Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under Death Benefit Option 1, the Specified Amount is also reduced by the same amount, but the Specified Amount is not changed by a partial withdrawal under Death Benefit Option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender; and

•	We may deduct a processing fee for each partial withdrawal. We currently do not deduct this fee.

Transfers. Each Policy Year, you may make:

•	Accumulated Value transfers from the Subaccounts to other Subaccounts and to the Interest Bearing Account at any time; and
•	Accumulated Value transfers from the Interest Bearing Account only during the 30 day period beginning on and immediately following the Policy Anniversary. (We currently waive this restriction.)

A transfer from the Interest Bearing Account may be limited to 25% of the Interest Bearing Account. We may deduct a charge of $20 per transfer after the fourth transfer in a Policy Year. We currently waive this restriction. Transfer privileges are subject to restriction based on our Frequent Transfers Procedures.

Loans. Subject to certain conditions, you may borrow money from us using the Accumulated Value of your Policy as collateral. To secure the loan, we transfer an amount of your Accumulated Value equal to the loan from the Subaccounts and Interest Bearing Account to the Loan Account, until the loan is repaid. Accumulated Value in the Loan Account earns interest at the guaranteed minimum rate of 6% per year. We can charge you an interest rate of up to 8% per year on money that you borrow. Interest is accrued throughout the year and is payable at the end of each Policy Year. Unpaid interest is added to the Loan Amount (becomes part of the outstanding loan) if it is not paid at the end of the Policy Year. The interest rate charged on Loans is subject to change by us. You may repay all or part of your outstanding loans at any time. Loan repayments must be clearly marked as loan repayments or we will treat them as premiums. Outstanding loans and accrued interest are deducted from the death benefit to arrive at the Death Benefit Proceeds (the amount payable to the Beneficiary upon the Insured’s death). Loans may have adverse tax consequences.

Risk Summary

Investment Risk. If you invest your Accumulated Value in one or more Subaccounts, you will be subject to the risk that investment experience will be unfavorable and that your Accumulated Value will decrease. If you allocate Net Premiums or transfer Accumulated Value to the Interest Bearing Account, we credit your Accumulated Value with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

Because we continue to deduct charges from Accumulated Value, if investment results are not sufficiently favorable, or if interest rates are too low, or if you do not make additional premium payments, then your Policy’s Cash Value may fall to zero. In that case, the Policy may Lapse. We do not guarantee any Accumulated Value you place in the Subaccounts. The value of each Subaccount may increase or decrease, depending on the investment experience of the corresponding Fund. You could lose some or all of your money.

However, if investment experience is sufficiently favorable and you have kept the Policy In Force for a substantial time, you may be able to draw upon Accumulated Value, through partial withdrawals and loans.

Inappropriate Frequent Transfers Risk. Frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers. In order to try to protect Owners and the Funds from potentially harmful trading activity, we have certain policies and procedures (“Frequent Transfers Procedures”).

Risk of Lapse. Certain circumstances will cause your Policy to enter a grace period during which you must make a sufficient premium payment to keep your Policy In Force:

•
If your Policy’s Accumulated Value on a Monthly Day is too low to cover the Monthly Deduction, and the minimum death benefit guarantee and the no-Lapse guarantee are not in effect, then the Policy will enter a 61-day grace period. If the Policy enters the grace period, we will mail a notice of termination to the Owner. A grace period of 61 days will begin on the date the notice is mailed.

•
Whenever your Policy enters a grace period if you do not make a sufficient premium payment before the grace period ends, your Policy will Lapse (terminate without value), and insurance coverage and other benefits under your Policy will cease. To avoid the Policy Lapsing at the end of the grace period, the Owner must: (1) pay Net Premium in an amount sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the grade period, or (2) if prior to the third Policy Anniversary, and no requested increase in Specified Amount was made, pay either the above amount or the amount needed to qualify for the no-Lapse guarantee. In addition to allowing the Policy to remain In Force, payment of the latter amount will reinstate the no-Lapse guarantee.

Deferred Sales Charge Risks. Deferred sales charges play a role in determining whether your Policy will Lapse. The deferred sales charges under this Policy are significant, especially in the early Policy Years. It is likely that you will receive no Cash Value if you surrender your Policy in the first few Policy Years. If you do not have the financial ability to keep your Policy In Force at the initial Specified Amount for a substantial period of time or you intend to surrender all or part of the Cash Value during the deferred sales charge period, you may be subject to significant deferred sales charges. This Policy is designed to meet long-term financial goals. This Policy is not suitable as a short-term investment.

Even if you do not surrender your Policy, deferred sales charges may still help determine whether your Policy will Lapse. Cash Value (that is, Accumulated Value minus any Deferred Charges and outstanding Loan Amount) is one measure we use to determine whether your Policy will enter a grace period, and possibly Lapse. A surrender may have adverse tax consequences.

Tax Risks. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Code. We anticipate that the Policy will generally be deemed a life insurance contract under federal income tax law, so that the Death Benefit Proceeds paid to the Beneficiary will not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy.

Depending on the total amount of premiums that you pay, your Policy may be treated as a modified endowment contract (“MEC”) under federal income tax laws. If a Policy is treated as a MEC, then partial withdrawals, surrenders and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any partial withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner’s investment in the Policy. In addition, a 10% federal penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59½. There may be tax consequences to distributions from Policies that are not MECs. However, the 10% penalty tax will not apply to distributions from Policies that are not MECs. You should consult a qualified tax adviser for assistance in all tax matters involving your Policy.

Partial Withdrawal Risks. The Policy permits you to make a partial withdrawal, as long as the Specified Amount remaining after such withdrawal would not be less than $40,000 ($8,000 for issue ages 65 and over). A partial withdrawal reduces the Accumulated Value and Cash Value, so it increases the risk that the Policy will Lapse. It also increases the likelihood that either the minimum death benefit guarantee or the no-Lapse guarantee will not remain in effect.

A partial withdrawal also may have adverse tax consequences.

A partial withdrawal reduces the death benefit. If you selected the level death benefit (Option 1), then when you make a partial withdrawal, the Specified Amount is reduced by the amount of the withdrawal. If you selected the variable death benefit (Option 2), then when you make a partial withdrawal, the death benefit is reduced because the Accumulated Value is reduced.

Currently there are no limitations on partial withdrawals; however, we may limit the number of partial withdrawals to two per Policy Year.

Loan Risks. A Policy loan, whether or not repaid, affects Accumulated Value over time because we transfer an amount equal to the amount of the loan from the Subaccounts and Interest Bearing Account to the Loan Account as collateral. We then credit a fixed interest rate of at least 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts nor does it receive current interest rates in excess of 4.0% that we may, from time to time, credit to the Interest Bearing Account. The longer the loan is outstanding, the greater the likely effect of not participating in the Subaccounts or the Interest Bearing Account. Depending on the investment results of the Subaccounts and the interest rate credited to the Interest Bearing Account, the effect could be favorable or unfavorable. We also charge you interest on the amount that you borrow at a rate of 8.0%, compounded annually. A loan may have adverse tax consequences.

Policy Indebtedness reduces the Death Benefit Proceeds and net Cash Value by the amount of such indebtedness. As with partial withdrawals, loans reduce the Net Cash Value of your Policy and therefore increase the likelihood that the Policy will Lapse or that the minimum death benefit guarantee or the no-Lapse guarantee would not remain in effect.

Fund Risks. A comprehensive discussion of the risks of each Fund may be found in each Fund’s prospectus. Please refer to the Fund’s prospectus for more information.

Fee Tables
The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy value among the Subaccounts and the Interest Bearing Account.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Premium Expense Charge (Taxes)	Upon receipt of each premium payment	0-3.5% of each premium payment, depending on the Insured’s state of residence	0-3.5% of each premium payment, depending on the Insured’s state of residence
Maximum Sales Charge Imposed on Premiums (Load)	Not applicable	None	None

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Surrender Charge (Deferred Sales and Administrative Charge)[1] (Minimum and Maximum Charge)	Upon surrender or Lapse during the first 9 Policy Years, or during the first 9 Policy Years following an increase in Specified Amount	$0.87 – $42.31 per $1,000 of Specified Amount during the first Policy Year[2]	$0.87 - $42.31 per $1,000 of Specified Amount during the first Policy Year[2]
Charge for a male Insured, Attained Age 38, in the non- smoker rating class	Upon surrender or Lapse during the first 9 Policy Years, or during the first 9 Policy Years following an increase in Specified Amount	$8.95 per $1,000 of Specified Amount	$8.95 per $1,000 of Specified Amount
Accelerated Death Benefit Option	At the time the Accelerated Death Benefit is paid	$300	$300
Partial Withdrawal Fee	Upon partial withdrawal	The lesser of: $25 per withdrawal, or 2% of the amount withdrawn	The lesser of: $25 per withdrawal, or 2% of the amount withdrawn (currently waived)
Specified Amount Increase Charge	Upon increase in Specified Amount[3]	$50 for each Specified Amount increase after the first in a Policy Year	$50 for each Specified Amount increase after the first in a Policy Year
Transfer Fee	Upon every transfer other than the first four transfers in a Policy Year	$20	None
Executive Benefits Plan Endorsement	Upon exercise during the first 2 Policy Years	$150	None
Duplicate Policy Fee	Upon request for a duplicate Policy	$30	$30 (currently waived)
Research Fee	Upon request for information that is duplicative of information previously provided to you and that requires extensive research	$50	$50

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.

[1]
The contingent deferred sales and administrative charge varies based on the Insured’s Attained Age, gender, rating class, Policy Year, and Specified Amount (or increase in Specified Amount). The charge shown in the table may not be typical of the charges you will pay. Your Policy’s specifications page will indicate the charges for your Policy, and more detailed information concerning your charges is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured’s Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders you select.

[2]	The surrender charge decreases annually each year during the first 9 Policy Years or the first 9 years after an increase in Specified Amount. After the 9th year, there is no charge.
[3]	We do not assess a Specified Amount increase charge for the first increase in a Policy Year.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Annual Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Policy Fee	On Policy Issue Date and Monthly Days	$72[4,5]	$72[4,5]
Monthly Administrative Fee	On Policy Issue Date and monthly on Monthly Day, during Policy Years 1 – 10 or during the first 10 Policy Years following an increase in Specified Amount	$0.45 per $1,000 of Specified Amount or increase in specified amount[5]	$0.45 per $1,000 of Specified Amount or increase in specified amount[5]
Cost of Insurance[6] (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.68 – $311.27 per $1,000 of Net Amount at Risk[5]	$0.48 – $178.37 per $1,000 of Net Amount at Risk[5]
Charge for a male Insured, Attained Age 38 in the non-smoker rating class	On Policy Issue Date and Monthly Days	$2.07 per $1,000 of Net Amount of Risk[8]	$2.07 per $1,000 of Net Amount of Risk[8]
Mortality and Expense Risk Charge	Daily	0.90% of Variable Account Value	0.90% of Variable Account Value
Loan Interest Spread	On Policy Anniversary or earlier as applicable[7]	4.00%	2.00%
Rider Charges:[9]
Accidental Death Benefit Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.46 – $1.86 per $1,000 of Accidental Death Benefit[8]	$0.46 – $1.86 per $1,000 of Accidental Death Benefit[8]
Charge for a male Insured, Attained Age 33 in the non-smoker rating class.	On Policy Issue Date and Monthly Days	$0.68 per $1,000 of Accidental Death Benefit[10]	$0.68 per $1,000 of Accidental Death Benefit[10]
Children’s Insurance Rider	On Policy Issue Date Monthly Days	$9.00 per Unit of coverage[10]	$9.00 per Unit of coverage[10]

[4]	$36.00 for Issue Ages 0-19.
[5]	The annual amount is shown, 1/12th of this amount is deducted on each Monthly Day.
[6]
Cost of Insurance varies based on the Insured’s Attained Age, gender, rating class, Policy Year and Net Amount at Risk. The Cost of Insurance shown in the table may not be typical of the charges you will pay. Cost of Insurance rate changes will depend on the Company’s expectations as to future mortality experience. Your Policy’s specifications page will indicate the guaranteed Cost of Insurance charge for your Policy. More detailed information concerning your Cost of Insurance is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured’s Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders you select..

[7]
Loan interest must be paid in arrears on each Policy Anniversary, or, if earlier, on the date of loan repayments, Lapse, surrender, or the Insured’s death. The loan interest spread is the difference between the rate of interest we charge you for a loan and the amount of interest credits to your Loan Account.

[8]	The annual amount is shown 1/12th of this amount is deducted on each Monthly Day. We are no longer issuing new Accidental Death Benefit riders.
[9]
Charges for the Accidental Death Benefit Rider, Children’s Insurance Rider, Guaranteed Insurability Rider, Other Insured Rider, Term Insurance Rider, Disability Waiver of Monthly Deduction Rider, and Disability Waiver of Monthly Deduction and Premium Rider vary based on the Insured’s Attained Age, gender, and rating class, and may vary based on Policy Year, Specified Amount, and Net Amount at Risk. Charges based on actual age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy’s specifications page will indicate the rider charges for your Policy, and more detailed information concerning these rider charges is available on request from us. Also, before you purchase the Policy, we will provide you personalized illustrations of your future benefits under the Policy based upon the Insured’s Issue Age and rating class, the Death Benefit Option, Specified Amount, planned premium, and riders that you select. We are not currently issuing new riders on any Policy.

[10]	The annual amount is shown 1/12th of this amount is deducted on each Monthly Day.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Annual Amount Deducted
		Maximum Guaranteed Charge	Current Charge
Guaranteed Insurability Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.87 - $2.07 per $1,000 of coverage[11]	$0.87 - $2.07 per $1,000 of coverage[11]
Charge for a male Insured, Issue Age 13, in the standard rating class	On Policy Issue Date Monthly Days	$1.18 per $1,000 of coverage[11]	$1.18 per $1,000 of coverage[11]
Automatic Increase Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.25 – $0.50 per $1,000 of annual increase[11]	$0.25 – $0.50 per $1,000 of annual increase[11]
Charge for a male non-smoker issue age 37	On Policy Issue Date and Monthly Days	$0.50 per $1,000 of annual increase[11]	$0.50 per $1,000 of annual increase[11]
Other Insured Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.68 – $311.27 per $1,000 of Net Amount at Risk plus $20[11]	$0.48 – $178.37 per $1,000 of Net Amount at Risk plus $20[11]
Charge for a female Insured, Attained Age 36, in the non-smoker rating class	On Policy Issue Date and Monthly Days	$1.61 per $1,000 Net Amount at Risk plus $20[11]	$1.53 per $1,000 Net Amount at Risk plus $20[11]
Term Insurance Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	$0.06 – $83.33 per $1,000 of coverage[11]	$0.06 – $83.33 per $1,000 of coverage[11]
Charge for a male Insured, Attained Age 37, in the non-smoker rating class	On Policy Issue Date and Monthly Days	$1.94 per $1,000 of Net Amount at Risk[11]	$1.23 per $1,000 of coverage[11]
Disability Waiver of Monthly Deductions Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	2.20% - 24.20% of Monthly Deductions[11]	2.20% - 24.20% of Monthly Deductions[11]
Charge for a male Insured, Attained Age 31, in the non-smoker rating class	On Policy Issue Date and Monthly Days	4.5% of Monthly Deductions[11]	4.5% of Monthly Deductions[11]
Disability Waiver of Premium and Monthly Deductions Rider (Minimum and Maximum Charge)	On Policy Issue Date and Monthly Days	2.20% - 24.20% of Monthly Deductions and 2.2% to 12.2% of premium to be waived	2.20% - 24.20% of Monthly Deductions and 2.2% to 12.2% of premium to be waived
Charge for a male Insured, Attained Age 33, in the non-smoker rating class	On Policy Issue Date and Monthly Days	4.5% of Monthly Deductions and 2.25% of premium to be waived	4.5% of Monthly Deductions and 2.25% of premium to be waived

[11]	The annual amount is shown, 1/12th of this amount is deducted on each Monthly Day.

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The next table describes the lowest and highest total operating fees and expenses (before waiver or reimbursement) charged by any of the Funds during the fiscal year ended December 31, 2016. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.
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Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Minimum	Maximum
Total Annual Fund Operating Expenses	0.16%	1.05%

In addition, certain Funds may impose a redemption fee of no more than 2% of the amount of Fund shares redeemed. We may be required to implement a Fund’s redemption fee. The redemption fee will be assessed against your Accumulated Value. For more information, please see each Fund’s prospectus.

CMFG LIFE INSURANCE COMPANY

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CUNA Mutual Insurance Society is a stock insurance company that was originally organized in Wisconsin in 1935. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society effective on December 31, 2007. CUNA Mutual Insurance Society reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company on January 31, 2012.
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We are one of the world’s largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

CUNA Brokerage Services, Inc. (“CBSI”) is our indirect wholly owned subsidiary.

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As of December 31, 2016, we and our subsidiaries had approximately $18.4 billion in assets, and we had more than $60 billion of life insurance in force. The Company does not file reports under the Securities Exchange Act of 1934, as amended, in reliance on applicable regulation.
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THE SEPARATE ACCOUNT AND THE FUNDS

The Separate Account was established by CUNA Mutual Life Insurance Company on August 16, 1983. CUNA Mutual Life Insurance Company merged with us as of December 31, 2007. Although the assets in the Separate Account are our property, the assets attributable to the Policies are not chargeable with liabilities arising out of any other business that we may conduct. The assets of the Separate Account are available to cover our general liabilities only to the extent that the Separate Account’s assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. We may transfer to the General Account any assets of the Separate Account that are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to us for Mortality and Expense Charges.

The Separate Account is divided into Subaccounts. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (“1940 Act”). Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of us by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa.

We do not guarantee the investment experience of the Separate Account or of any Subaccount. Accumulated Value varies daily with the value of the assets under the Separate Account. The Death Benefit Proceeds may also vary with the value of the assets in the Subaccounts selected by the Owner. To the extent that the Death Benefit Proceeds payable upon the death of the Insured exceed the Accumulated Value, such amounts, like all other benefits payable under a Policy, are our general obligations and payable out of our General Account.

From time to time, the Funds may reorganize or merge with other mutual funds. If that occurs, we will process any instructions to allocate to the Subaccount investing in the merged fund post-merger instead to the Subaccount investing in the surviving fund.

Ultra Series Fund
Madison Asset Management, LLC serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Shares of the Ultra Series Fund are offered to CMFG Life Insurance Company’s separate accounts and qualified pension plans.

Core Bond Fund (Class I). This Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

Diversified Income Fund (Class I). This Fund seeks a high total return through the combination of income and capital appreciation.

Large Cap Value Fund (Class I). This Fund seeks long-term growth of capital with income as a secondary consideration.

Large Cap Growth Fund (Class I). This Fund seeks long-term capital appreciation.

Mid Cap Fund (Class I). This Fund seeks long-term capital appreciation.

T. Rowe Price International Series, Inc.
T. Rowe Price Associates, Inc. serves as the investment adviser and T. Rowe Price International Ltd. serves as the investment sub-adviser to the T. Rowe Price International Stock Portfolio.

T. Rowe Price International Stock Portfolio. This Fund seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies.

Vanguard® Variable Insurance Fund
Vanguard Variable Insurance Fund Money Market Portfolio. This Fund seeks to provide current income while maintaining liquidity and a stable share price of $1.

The Vanguard Group, Inc. provides investment advisory services on an at-cost basis to the Portfolio.

More Information About the Funds
In addition to the Separate Account, the Funds may sell shares to separate accounts of other insurance companies to support variable annuity contracts and variable life insurance policies, or to certain pension and retirement plans qualifying under Section 401 of the Code.

These Funds are not available for purchase directly by the general public, and are not the same as other mutual funds with very similar or nearly identical names that are sold directly to the public. However, the investment objectives and policies of certain Funds available under the Policy may be very similar to the investment objectives and policies of other Funds that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the Funds available under the Policy may be lower or higher than the investment performance of these other (publicly available) Funds. There can be no assurance, and we make no representation, that the investment performance of any of the Funds available under the Policy will be comparable to the investment performance of any other Fund, even if the other Fund has the same investment adviser or manager, the same investment objectives and policies, and a very similar name. Please note that during extended periods of low interest rates, the yields of the Vanguard Variable Insurance Fund Money Market Subaccount may become extremely low and possibly negative.

To reduce service expenses, we intend to send only one copy of the fund’s reports per household regardless of the number of Owners at the household. However, any Owner may obtain additional reports upon Written Request.

Selection of the Funds
We select the Funds offered through the Policy, review them periodically, and may remove a Fund or limit its availability to new premiums and/or transfers of Accumulated Value if we determine the Fund no longer satisfies one or more of our selection criteria and/or if the Fund has not attracted significant allocations from Owners. We may consider various factors, including, but not limited to, asset class coverage, the investment objectives of a Fund, strength of an adviser’s or a sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.

We have entered into agreements with the investment advisers of several of the Funds under which the investment adviser pays us a servicing fee based upon an annual percentage of the average daily net assets invested by the Separate Account (and other of our separate accounts) in the Funds managed by that adviser. These percentages differ, and some advisers may pay us more than others. These fees are in consideration for administration services provided to the Funds by us. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

You should carefully consider the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ prospectuses contain this and other information. You can receive a current copy of a prospectus for each of the Funds by contacting us at our Mailing Address.

The Interest Bearing Account
The Interest Bearing Account is part of our General Account. We use General Account assets to support our insurance and annuity obligations other than those funded by various separate accounts. The Interest Bearing Account is not subject to the same laws as the Separate Account and the SEC has not reviewed material in this prospectus relating to the Interest Bearing Account. However, information relating to the Interest Bearing Account is subject to federal securities laws relating to accuracy and completeness of prospectus disclosure. Subject to applicable law, we have sole discretion over investment of the Interest Bearing Account’s assets. We bear the full investment risk for all assets contributed to the Interest Bearing Account. We guarantee that all Accumulated Value allocated to the Interest Bearing Account is credited interest daily at a net effective interest rate of at least 4%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. The Interest Bearing Account is not available in New Jersey.

THE POLICY

The Policy
We no longer issue new Policies or new riders on any Policy. Please note that certain provisions of your Policy may be different than the general description in this Prospectus, and certain riders and options may not be available because of legal restrictions in your state. Contact us at our Mailing Address or see your Policy for specific variations since any such variations will be included in your Policy or in riders or endorsements attached to your Policy.

Flexibility of Premiums
The Policy provides for a schedule of planned annual premiums determined by you. You are not required, however, to pay premiums in accordance with the schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. You may pay premiums after the initial premium at any time while the Policy is In Force.

We will process additional Premium at the Accumulation Unit Value next determined after the request is received in Good Order at our Mailing Address. If we receive your Premium on a Valuation Day at our Mailing Address in Good Order by the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time), your Premium will be applied with that day’s Accumulation Unit Value.

If you want the no-Lapse guarantee to be in effect, you must make planned annual premium payments in an amount that, if paid each year for the first three Policy Years, will keep the no-Lapse guarantee in effect. The specifications page of your Policy indicates the minimum premium. If you want the minimum death benefit guarantee to be in effect so that the Policy will not Lapse during the later of the Insured’s Attained Age 65 or 10 years from the Issue Date, you must pay the Target Premium until the later of Attained Age 65 or 10 years from the Issue Date. The Target Premium is generally determined by dividing the minimum premium by 0.60, and is shown on the specifications page of your Policy.

If you do not choose to utilize the no-Lapse guarantee or minimum death benefit guarantee, the initial premium is at least one-twelfth (1/12) of the minimum premium. The minimum premium is the minimum annual amount that, if paid each year for the first three Policy Years, will keep the no-Lapse guarantee in effect for that time. The minimum initial premium for your Policy is shown on the Policy’s data page.

We may refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, we will only accept that portion of the premium which would make total premiums equal the maximum. We will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

We may refuse any Premium or part of a Premium that would increase the Face Amount by more than the amount of the Net Premium.

Allocation of Net Premiums
You determine what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. The minimum allocation is 1% of any Net Premium using whole percentages. If the initial premium is received before we issue the Policy, it is held in our General Account until the Issue Date. On the first Valuation Day following the Record Date, the Net Premium plus interest from the Issue Date, and less Monthly Deductions and amounts held in the Deferred Charges Account are allocated to the Subaccounts of the Separate Account and the Interest Bearing Account in the percentages established by the Owner and recorded on the application for the Policy. These allocations apply to future Net Premiums until the allocations are changed by the Owner.

Lapse
Unless the no-Lapse Guarantee or minimum death benefit guarantee is in effect (see “Premiums to Prevent Lapse” below), if your Net Cash Value on any Monthly Day is insufficient to pay the Monthly Deduction, then we will mail you a written notice informing you that a grace period has begun under the Policy. The grace period will end 61 days after the date on which we must receive the payment. If sufficient Net Premium is not paid during the grace period, the Policy will Lapse without value. The Net Premium required to terminate the grace period is that which is sufficient to pay overdue Monthly Deductions plus the anticipated amount of the next two Monthly Deductions and loan interest due during the grace period. If the Insured dies during the grace period, unpaid Monthly Deductions and any outstanding loan balance will be deducted from the Death Benefit Proceeds.

Reinstatement
You may ask to have a Lapsed Policy reinstated. We will reinstate a Policy based upon the original terms of the Policy if all of the following conditions are met:

•	The Owner makes a Written Request to reinstate the Policy within five years after the Lapse.

•	The Insured meets our insurability requirements.

•
The Owner pays Net Premiums in an amount sufficient to increase the Net Cash Value to zero by the end of the grace period plus the anticipated amount of three monthly deductions and any loan interest due.

•
If Lapse occurs during the twelve months following the Issue Date or a Specified Amount increase, you pay an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on the date of reinstatement, computed as if the Lapse had not occurred.

•	You pay the amount of or reinstate any loan outstanding as of the date of Lapse.

A reinstatement becomes effective only after we approve it. We will reinstate Accumulated Value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on the date of Lapse or Deferred Charge on the date of reinstatement, computed as if the Policy had not Lapsed. After reinstatement, the Deferred Charges will be handled as if the Lapse had not occurred. Cost of Insurance rates following reinstatement, if approved, will be based upon the risk classification of the reinstated policy.

Premiums to Prevent Lapse
If your Policy meets the premium requirements of one of the guarantees described below, your Policy will continue In Force for the duration of the guarantee. The guarantees described may vary by state.

a.
No-Lapse Guarantee: If at all times during the first three Policy Years the sum of the premiums received to date, less all partial withdrawals and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy Years to keep the no-Lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy Years, the no-Lapse guarantee is recalculated.

In cases where the no-Lapse guarantee is in effect and there is insufficient Net Cash Value to pay the monthly deduction, the Deferred Charges Account will be used to pay the Monthly Deduction. Deferred Charges are collected only if the Policy is surrendered during the first nine Policy Years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. We will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted.

b.
Minimum Death Benefit Guarantee: The minimum death benefit guarantee provides that we will pay a minimum amount of death benefit if, at all times, the sum of the premiums received to date, less all partial withdrawals and Policy loans, is at least equal to the monthly Target Premium multiplied by the number of months (plus one month) the Policy has been In Force. The Target Premium is stated on the specifications page of the Policy and is generally determined by dividing the minimum premium by 0.60. Thus, if the Owner pays a premium at least equal to the Target Premium each year, the Policy will remain In force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse. The monthly Target Premium is the Target Premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.

The Target Premium will be increased or decreased, as appropriate, when you request to increase or decrease the Specified Amount, change the Death Benefit Option, or add or delete riders.

If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. We will mail you notice of this loss, after which you will have 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60 day grace period, the minimum death benefit guarantee cannot be reinstated.

Where the minimum death benefit guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the monthly deduction during those first nine Policy Years. During those years, any Monthly Deduction remaining after amounts in the deferred Charges Account have been exhausted will be waived. In the 10th Policy Year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived.

Death Benefit Proceeds

Payment of Death Benefit Proceeds. When we receive satisfactory, written proof of the Insured’s death at our Mailing Address, we will pay the Death Benefit Proceeds to the Beneficiary. If no Beneficiary survives the Insured, we will pay the Death Benefit Proceeds to you, the owner, if living, or to your estate. The death benefit is paid when we have received Due Proof of Death and proof (in Good Order) of each beneficiary(ies) interest, which shall include the required documentation and proper instructions from each of the beneficiary(ies).

We will pay Death Benefit Proceeds payable to your estate in one sum. We will pay Death Benefit Proceeds payable to you or to other beneficiaries in one sum unless another settlement option is selected. If the Beneficiary is not a natural person, Death Benefit Proceeds due may only be applied under settlement options we consent to.

We pay interest on single sum Death Benefit Proceeds from the date we receive proof of death (or from the date of the Insured’s death, if required by law), until the date of payment. Interest is paid at an annual rate that we determine.

During the Insured’s lifetime, you may elect a settlement option for the payment of the Death Benefit Proceeds. To make such an election, we must receive (in Good Order) the written consent of all Irrevocable Beneficiaries and assignees. After the Insured’s death, if you did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of 3 to 5 years from the policy’s Maturity Date or date the Death Benefit Proceeds are due and payable. For example, if the payment of Death Benefit Proceeds has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary, or the Beneficiary does not come forward to claim the Death Benefit Proceeds in a timely manner, the Death Benefit Proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the Death Benefit Proceeds if the Beneficiary steps forward to claim the Death Benefit Proceeds with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing to our Mailing Address.

Death Benefit Options 1 and 2. You may select one of two Death Benefit Options. Your selection will affect the death benefit, the Monthly Deduction, and the Accumulated Value. Under either option, Death Benefit Proceeds are equal to the Face Amount on the date of death, plus any premiums received after the date of death, minus Indebtedness.

However, the Face Amount differs under the two Death Benefit Options. The Face Amount under option 1 is the greater of (a) the Specified Amount, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. The Face Amount under option 2 is the greater of (a) the Specified Amount plus the Policy’s Accumulated Value on the date of death, or (b) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Code for treatment of the Policy as a life insurance policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix B of the SAI. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

Change of Death Benefit Option
You may change the Death Benefit Option at any time by Written Request. Changing the Death Benefit Option may have tax consequences. A change becomes effective as of the first Monthly Processing Day after we receive a Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The written consent of all assignees and irrevocable beneficiaries must be obtained prior to the change. We may require evidence of insurability.

If option 1 is changed to option 2, the Specified Amount is reduced by the amount of the Policy value as of the effective date of the change. This change does not alter the amount of the Policy’s death benefit at the time of the change, but does affect how the death benefit is determined from that point on. The death benefit will vary with Policy value from that point on, unless the death benefit derived from application of the death benefit percentage factor applies. We may decline a change from Death Benefit Option 2 if the resulting Specified Amount would be less than $50,000 ($10,000 for Issue Ages 65 and over).

If option 2 is changed to option 1, the Specified Amount is increased by the amount of the Policy value as the effective date of the change. This change does not alter the amount of the Policy’s death benefit at the time of the change, but does affect the determination of the death benefit from that point on. The death benefit as of the date of the change becomes the new Specified Amount and remains at that level, unless the death benefit derived from application of the death benefit percentage factor applies.

Your insurance goals should determine the appropriate Death Benefit Option. If you prefer to have favorable investment results and additional Net Premiums reflected in the form of an increased death benefit, you should choose Death Benefit Option 2. If you are satisfied with the amount of insurance coverage and wish to have favorable investment results and additional Net Premiums reflected to the maximum extent in increasing Cash Value, you should choose Death Benefit Option 1.

A change of Death Benefit Option may also change the Cost of Insurance for the duration of the Policy. Though the Cost of Insurance rate is the same under both options, the Net Amount at Risk varies inversely with Policy value under option 1, but is constant under option 2, unless the death benefit derived from application of the death benefit percentage factor applies.

A change of Death Benefit Option may have tax consequences. You should consult a tax advisor before changing the Death Benefit Option.

Accelerated Benefit Option
If you elect to receive an accelerated payment of the death benefit and provide us with satisfactory evidence that the Insured is terminally ill, we will advance up to 50% of a Policy’s eligible death benefit subject to a $250,000 maximum per Insured. Terminal illness is a non-correctable medical condition in which the Insured’s life expectancy is no more than twelve months. The eligible death benefit is the death benefit calculated without including Accumulated Value. We assess an administrative charge (of no more than $300) for an accelerated payment of the death benefit and deduct interest on the amount paid. As a result, the Death Benefit Proceeds payable to the Beneficiary upon the death of the Insured is reduced by an amount greater than the amount you receive as an accelerated benefit.

In order to be considered eligible, the coverage must:

1)	be In Force other than as extended term insurance; and
2)	have more than two years until its maturity or expiration date, from the date written notification to exercise this benefit is received by us at our Mailing Address.

The accelerated benefit option is not available in all states and may vary by state. The tax consequences of accelerated benefits are uncertain and you should consult a tax advisor before exercising this option.

Change of Specified Amount
A Written Request is needed to change the Specified Amount. Changing the Specified Amount is currently allowed at any time. We may discontinue our current practice of allowing a change in Specified Amount during the first Policy Year. Changing the Specified Amount may have tax consequences. You should consult a tax advisor before changing the specified amount. If more than one increase is requested in a Policy Year, we may charge $50 for each increase after the first. Changes are subject to the following conditions.

Decreases. We may require that the Specified Amount after any decrease be at least $50,000 ($10,000 for Issue Ages 65 and over). The decrease is effective as of the Monthly Processing Day coincident with or next following the day the request is received by us at our Mailing Address. The effective date of the decrease will be shown on an endorsement to the Policy. For purposes of determining the Cost of Insurance, any decrease is applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they became effective. A decrease does not result in reduced Deferred Charges.

Increases. A supplemental application containing evidence of insurability satisfactory to us is required. The increase is effective as of the first Monthly Processing Day after we receive the Written Request requesting the change, or the first Monthly Processing Day after underwriting is complete if evidence was requested. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase.

The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).

Because the Deferred Charges are a function of Specified Amount, an increase in Specified Amount results in an increase in the applicable Deferred Charge. No additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from Death Benefit Option 2 to Death Benefit Option 1.

Likewise, because the Administrative Charge is a function of Specified Amount, an increase in Specified Amount results in an increase in the ongoing Administrative Charge. As with the Deferred Charges, an increase resulting from a change in death benefit death option 2 to option 1 does not result in an increase in the Administrative Charge.

We may require for a Specified Amount increase, the payment of additional premiums in an amount equal to the initial premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase.

The rating class assigned to an increase in Specified Amount may result in the use of a Cost of Insurance rate different than the Cost of Insurance rate charged on the original Specified Amount.

Policy Values

Accumulated Value. The Accumulated Value is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of our General Account into which is transferred an amount equal to any Policy loans. The Deferred Charges Account is part of our General Account in which Policy values are held in support of the deferred sales and administrative charges.

Accumulated Value increases whenever:

•	Investment gains occur in any Subaccount.
•	Interest is credited to the Policy for amounts held in the Interest Bearing Account.
•	Interest is credited to the Policy for any loan amounts held in the Loan Account.
•	Additional Net Premiums are paid.
•	Policy dividends are paid into the Subaccounts or Interest Bearing Account.

Accumulated Value decreases whenever:

•	Investment losses occur in any Subaccount.
•	Monthly Deduction or service fees are paid.
•	A partial withdrawal is made.
•	Net Cash Value is reduced by the amount of the transfer charge.

Accumulated Value is unaffected when:

•	A Policy loan is either disbursed or repaid.
•
Accumulated Value is transferred between any Subaccount or Interest Bearing Account and the Loan Account, between Subaccounts or between the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).

Accumulated Value is determined as of the end of each Valuation Period by adding the value attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and the Interest Bearing Account.

Accumulated Value in an Interest Bearing Account. As of the end of any Valuation Period, a Policy’s value in the Interest Bearing Account is equal to:

•	aggregate Net Premium allocated to the Interest Bearing Account; plus
•	Accumulated Value transferred to the Interest Bearing Account; plus
•	interest credited to the Interest Bearing Account; minus
•	any partial withdrawals (including any applicable surrender charges deducted); minus
•	any transfers of Accumulated Value from the Interest Bearing Account (including any transfer fees); minus
•	the aggregated portion of monthly deductions made from the Interest Bearing Account; less
•	the Interest Bearing Account’s portion of any Increase of Specified Amount Charge.

Accumulated Value in the Subaccounts. Accumulated Value in a Subaccount reflects the investment experience of that Subaccount and the Accumulated Value in all Subaccounts reflects the weighted investment experience of those Subaccounts.

The Accumulated Value in any Subaccount as of the Policy Issue Date is equal to the amount of the initial Net Premium allocated to that Subaccount. For subsequent Valuation Periods, the Accumulated Value in the Subaccount is equal to that part of any Net Premium allocated to and any Accumulated Value transferred to the Subaccount during the Valuation Period, adjusted by dividends, realized and unrealized net capital gains and losses during the Valuation Period, and decreased by partial withdrawals (including any applicable surrender charges) from the Subaccount during the Valuation Period and by any transfers of Accumulated Value (including any transfer fees) from the Subaccount during the Valuation Period. Net Premiums allocated to a Subaccount and Accumulated Value transferred to a Subaccount are converted into Units. For each such allocation or transfer, the number of Units of a Subaccount credited to a Policy is determined by dividing the dollar amount of the allocation or transfer directed to the Subaccount by the value of the Subaccount’s Unit for the Valuation Period during which the allocation or transfer is made. Therefore, Net Premium allocated to or Accumulated Value transferred to a Subaccount increases the number of the Subaccount’s Units credited to the Policy as of the end of the Valuation Period for which they are credited.

Certain events reduce the number of Units of a Subaccount credited to a Policy. Partial withdrawals or transfers of Accumulated Value from a Subaccount result in the cancellation of an appropriate number of Units of that Subaccount, as do: (1) surrender of the Policy, (2) payment of the Death Benefit Proceeds, and (3) the deduction of that Subaccount’s share of the monthly deduction or any applicable Increase of Specified Amount Charge. Units are redeemed as of the end of the Valuation Period during which the transaction is executed or we receive notice regarding the event.

The value of a Unit for a Subaccount is calculated for each Valuation Period subtracting (2) from (1) and dividing the result by (3) where:

(1) is
(a) the net assets of the Subaccount as of the end of the Valuation Period; (b) plus or minus the net charge or credit with respect to any taxes paid or any amount set aside as a provision for taxes during the Valuation Period.

(2) is	a daily factor representing the mortality and expense risk charge multiplied by the number of days in the Valuation Period.

(3) is	the number of Units outstanding as of the end of the Valuation Period.

The Unit Value may increase or decrease from one Valuation Period to the next and varies between Subaccounts.

Transfer of Values
You may make the following transfers of Accumulated Value: (1) between Subaccounts; (2) from a Subaccount to the Interest Bearing Account; and (3) from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary (we are currently waiving this restriction). The first four transfers in a Policy Year are free. We may charge $20 for the fifth and each additional transfer in a Policy Year. We currently waive this fee. All transfer requests received as of the same Valuation Day are treated as one transfer for the purposes of assessing the transfer fee. A transfer from the Interest Bearing Account may be limited to 25% of the Interest Bearing Account. We may deduct a charge of $20 per transfer after the fourth transfer in a Policy Year. We currently waive this restriction. Transfer privileges are subject to restriction based on our Frequent Transfers Procedures.

A request to transfer Subaccount Values to other Subaccounts and/or Interest Bearing Account or from Interest Bearing Account to one or more Subaccounts which is received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will take effect as of the day it is received. Transfer requests received after that time are processed as the following Valuation Day.

We may restrict the ability to transfer Policy value among Subaccounts and/or the Interest Bearing Account if we believe such action is necessary to maintain the tax status of the Policies. Transfers can be made by Written Request.

Additional Transfer Limitations
Frequent, large, or short-term transfers among Subaccounts, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by Owners. In particular, such transfers may dilute the value of Fund shares, interfere with the efficient management of the Funds, and increase brokerage and administrative costs of the Funds. These costs are borne by all Owners allocating purchase payments to the Subaccounts and other Fund shareholders, not just the Owner making the transfers. In order to try to protect Owners and the Funds from potentially harmful trading activity, we have adopted Frequent Transfers Procedures.

Detection. We employ various means in an attempt to detect, deter, and prevent inappropriate frequent, large, or short-term transfer activity among the Subaccounts that may adversely affect other Owners or Fund shareholders. We may vary the Frequent Transfers Procedures with respect to the monitoring of potential harmful trading activity from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. However, we will apply the Frequent Transfers Procedures, including any variance in the Frequent Transfers Procedures by Subaccount, uniformly to all Owners. We also coordinate with the Funds to identify potentially inappropriate frequent trading, and will investigate any patterns of trading behavior identified by Funds that may not have been captured through operation of the Frequent Transfers Procedures.

Please note that despite our best efforts, we may not be able to detect nor stop all harmful transfers.

Deterrence. If we determine under the Frequent Transfers Procedures that an Owner has engaged in inappropriate frequent transfers, we notify such Owner that from that date forward, for three months from the date we mail the notification letter, transfer privileges for the fund(s) in which inappropriate transfers were made will be revoked. Second time offenders will be permanently restricted from selling or buying into the fund(s).

In our sole discretion, we may revise the Frequent Transfers Procedures at any time without prior notice as necessary to (i) better detect and deter frequent, large, or short-term transfers that may adversely affect other Owners or Fund shareholders, (ii) comply with state or federal regulatory requirements, or (iii) impose additional or alternate restrictions on Owners who make inappropriate frequent transfers (such as dollars or percentage limits on transfers). We also may, to the extent permitted by applicable law, implement and administer redemption fees imposed by one or more of the Funds in the future. If required by applicable law, we may deduct redemption fees imposed by the Funds. Further, to the extent permitted by law, we also may defer the transfer privilege at any time that we are unable to purchase or redeem shares of the Funds. You should be aware that we are contractually obligated to prohibit purchases and transfers or redemptions of Fund shares at the Fund’s request.

We currently do not impose redemption fees on transfers, or expressly allow a certain number of transfers in a given period, or limit the size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our policies in deterring inappropriate frequent transfers or other disruptive transfers and in preventing or limiting harm from such transfers.

Our ability to detect and deter such transfer activity is limited by our operational and technological systems, as well as by our ability to predict strategies employed by Owners (or those acting on their behalf) to avoid detection. Accordingly, despite our best efforts, we cannot guarantee that the Frequent Transfers Procedures will detect or deter frequent or harmful transfers by such Owners or intermediaries acting on their behalf. We apply the Frequent Transfers Procedures consistently to all Owners without waiver or exception.

Fund Frequent Trading Policies. The Funds have adopted their own policies and procedures with respect to inappropriate frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The frequent trading policies and procedures of a Fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage inappropriate frequent transfers. Accordingly, Owners and other persons who have material rights under the Contracts should assume that the sole protections they may have against potential harm from frequent transfers are the protections, if any, provided by the Frequent Transfers Procedures. You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.

Omnibus Orders. Owners and other persons with material rights under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and individual retirement plan participants. The omnibus nature of these orders may limit each Fund’s ability to apply its respective frequent trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from Owners engaged in inappropriate frequent transfers, the Fund may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

You should be aware that we are required to provide to a Fund or its designee, promptly upon request, certain information about the transfer activity of individual Owners and, if requested by the Fund, to restrict or prohibit further purchases or transfers by specific Owners identified by the Fund as violating the frequent trading policies established for that Fund.

Change of Allocations
You may request a change in the allocation of future Net Premiums by Written Request.. You may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account by Written Request. Any allocation to, or withdrawal from, a Subaccount or Interest Bearing Account must be at least 1% of Net Premiums and only whole percentages are allowed.

A Written Request to change allocation of premiums will be effective for the first premium payment on or following the date the request for change is received by us (in Good Order) at our Mailing Address. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received by us at our Mailing Address.

Dollar-Cost Averaging
If elected at the time of the application or at any other time by Written Request, you may systematically or automatically transfer (on a monthly basis) specified dollar amounts from the Vanguard Variable Insurance Fund Money Market Subaccount to other Subaccounts. The fixed dollar amount will purchase more accumulation units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per accumulation unit averages out to be less than if all purchases had been made at the highest value and greater than if all purchases had been made at the lowest value. The dollar-cost averaging method of investment reduces the risk of making purchases only when the price of accumulation units is high. It does not assure a profit or protect against a loss in declining markets.

The minimum transfer amount for dollar-cost averaging is the equivalent of $100 per month. If less than $100 remains in the Vanguard Variable Insurance Fund Money Market Subaccount, the entire amount will be transferred. The amount transferred to a Subaccount must be at least 1% of the amount transferred and must be stated in whole percentages.

Once elected, dollar-cost averaging remains in effect until the earliest of: (1) the Accumulated Value in the Vanguard Variable Insurance Fund Money Market Subaccount is depleted to zero; (2) you cancel the election by Written Request; or (3) for three successive months, the Accumulated Value in the Vanguard Variable Insurance Fund Money Market Subaccount has been insufficient to implement the dollar-cost averaging instructions you have given to us. We will notify you when dollar-cost averaging is no longer in effect. There is no additional charge for using dollar-cost averaging. Dollar-cost averaging transfers do not count against the four free transfers in a Policy Year. We may discontinue offering dollar-cost averaging at any time and for any reason. We may discontinue offering automatic transfers at any time for any reason.

Surrender and Partial Withdrawals
You may, by Written Request, make surrenders under your Policy, subject to obtaining the prior written consent of all assignees or irrevocable Beneficiaries. You may, by Written Request, make partial withdrawals under your Policy, subject to obtaining the prior written consent of all assignees or irrevocable Beneficiaries. A surrender or partial withdrawal of the Policy will take effect as of the day the Written Request is received, if received before the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) at our Mailing Address. Any requests after the close of regular trading on the New York Stock Exchange (usually, 3:00 p.m. Central Time) will be processed as of the next Valuation Day. Payments generally are made within seven days of the effective date unless a suspension of payments is in effect. Surrenders and partial withdrawals may have adverse tax consequences. For information on possible tax effects of surrenders and partial withdrawals, see Tax Treatment of Policy Benefits.

Policy Surrender. You may surrender the Policy for its Net Cash Value, in which case we may require the return of the Policy. We will determine the Net Cash Value as of the end of the Valuation Period during which the surrender date occurs. The Policy and all insurance terminate upon surrender.

Partial Withdrawals. You may take a portion of your Policy’s Net Cash as a partial withdrawal. A partial withdrawal may have adverse tax consequences. An amount up to the Net Cash Value, less one or two months of insurance charges, may be taken as a partial withdrawal. You may specify the allocation percentages among the Subaccount(s) and Interest Bearing Account from which the partial withdrawal is to be made. We will not deduct any contingent deferred sales or administrative charges in the case of a partial withdrawal, but may apply a service charge against the amount withdrawn equal to the lesser of $25 or 2% of that amount. If no specification is made, we will withdraw the amount from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are deducted. If there is insufficient Accumulated Value to follow these percentages, the partial withdrawal amount will be withdrawn on a pro rata basis based on the Accumulated Value in the Subaccounts and Interest Bearing Account. The partial withdrawal fee is deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis, unless otherwise directed by the Owner. We currently waive the partial withdrawal fee.

No partial withdrawal will be allowed if the Specified Amount remaining under the Policy would be less than $40,000 ($8,000 if Issue Age is 65 and over).

Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either Death Benefit Option, a partial withdrawal will reduce both the Accumulated Value and Face Amount by the amount surrendered but will not affect the Cost of Insurance. Under Death Benefit Option 1, the Specified Amount is also reduced by the same amount. The Specified Amount is not changed by a partial withdrawal under Death Benefit Option 2. If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly Cost of Insurance and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly Cost of Insurance is less than it would have been without the surrender.

Maturity
The Policy matures on the Policy Anniversary following the Insured’s 95th birthday. Coverage under the Policy ceases on that date and you will receive maturity proceeds equal to the Net Cash Value as of that date.

Payment of Proceeds/Settlement Options
There are several options for receiving Death Benefit Proceeds, surrender proceeds, and maturity proceeds, other than in a lump sum. None of these options vary based upon the performance of the Separate Account. Proceeds payable to other than a natural person will be applied only under settlement options agreed to by us. For more information concerning the options listed below, please contact us at our Mailing Address. The available settlement options are as follows:

•	Interest Option
•	Installment Option
•	Life Income – Guaranteed Period Certain
•	Joint and Survivor Life

In lieu of one of the above options, the Death Benefit Proceeds may be applied to any other settlement option we make available.

Suspension of Payments
For amounts allocated to the Separate Account, we may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, or take a Policy loan when:

1.	The New York Stock Exchange is closed other than for customary weekend and holiday closings.

2.	During periods when trading on the Exchange is restricted as determined by the SEC.

3.	During any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets.

4.	During any other period permitted or required by order of the SEC for the protection of investors.

Pursuant to SEC rules, if the Vanguard Variable Insurance Fund Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Vanguard Variable Insurance Fund Money Market Subaccount until the Fund is liquidated.

In addition, pursuant to SEC rules, if the Vanguard Variable Insurance Fund Money Market Subaccount suspends the payment of redemption proceeds in connection with the implementation of liquidity gates by the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Vanguard Variable Insurance Fund Money Market Subaccount until the removal of such liquidity gates.

If, pursuant to SEC rules, the Vanguard Variable Insurance Fund Money Market Subaccount decides to impose a liquidity fee on redemptions from the Subaccount, we will assess the liquidity fee against Contract Value you withdraw or transfer from the Vanguard Variable Insurance Fund Money Market Subaccount.

To the extent values are allocated to the Interest Bearing Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of receipt, in Good Order, of the surrender or loan request, unless state law requires exception to the period of deferment. Death Benefit Proceeds may be deferred for up to 60 days from the date we receive (in Good Order) proof of death. If payment is postponed for more than 29 days, we will pay interest at an effective annual rate of 4.00% for the period of postponement.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Policy Loans

General. At any time prior to the Maturity Date while the Insured is still living and the Policy is In Force, you may, by Written Request, borrow money from us using the Cash Value as the security for the loan. The maximum amount that you may borrow is 80% (90% for Virginia residents) of the Cash Value of the Policy as of the date of the loan. You must obtain the written consent of all assignees and Irrevocable Beneficiaries before the loan is made. The Policy will be the sole security for the loan.

The loan date is the date a written loan request containing the necessary signatures is received by us, in Good Order, at our Mailing Address. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payments is in effect.

Interest. We charge interest on amounts that you borrow. The interest rate charged is 8% and is an effective annual rate compounded annually on the Policy Anniversary. This rate is subject to change by us. Interest accrues on a daily basis from the loan date. Interest is due and payable at the end of each Policy Year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.

We credit Loan Account with interest at a minimum guaranteed rate of at least 4%. On each Policy Anniversary, interest earned on amounts in the Loan Account since the preceding Policy Anniversary is transferred to the Subaccounts and the Interest Bearing Account. Unless you specify otherwise, such transfers are allocated in the same manner as transfers of collateral to the Loan Account.

Loan Collateral. To secure a Policy loan to you, we withdraw an amount equal to the loan out of the Subaccounts and the Interest Bearing Account and transfer this amount into the Loan Account to be held there until the loan is repaid. You may specify how this transferred Accumulated Value is allocated among the Subaccounts and the Interest Bearing Account If you do not specify the allocation, we make the allocation in the based on the proportion that Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If you make a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as you have specified, we will withdraw the loan amount from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Loan Repayment. Any Indebtedness may be repaid at any time while the Insured is still living and the Policy is In Force prior to the Maturity Date. Loan payments must be clearly marked as loan payments or we will treat them as premiums. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and the Interest Bearing Account in the same manner as premiums are allocated.

Effect of a Policy Loan. A loan, whether or not repaid, has a permanent effect on the death benefit and Accumulated Values because the investment results of the Subaccounts and current interest rates credited on Interest Bearing Account value do not apply to Accumulated Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Accumulated Value being held as collateral in the Loan Account. Depending on the investment results of the Subaccounts or credited interest rates for the Interest Bearing Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for Lapse if investment results of the Subaccounts to which Cash Value is allocated is unfavorable. If a Policy Lapses with loans outstanding, certain amounts may be subject to income tax. See “Federal Income Tax Considerations,” for a discussion of the tax treatment of Policy loans. In addition, if a Policy is a modified endowment contract (“MEC”), loans may be currently taxable and subject to a 10% federal penalty tax.

Cyber Security
Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, CBSI, the underlying Funds, and intermediaries may adversely affect us and your Cash Value. For instance, cyber-attacks may interfere with our processing of Policy transactions, including processing orders with the underlying Funds, impact our ability to calculate Policy values, cause the release and possible destruction of confidential Owner or business information, impede order processing, subject us and/or CBSI and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Policy to lose value. There can be no assurance that we or the underlying Funds or CBSI will avoid losses affecting your Policy due to cyber-attacks or information security breaches in the future.

CHARGES AND DEDUCTIONS

Premium Expense Charge
We deduct from premiums for Premium Expense Charges charged by your state of residence. We determine your state of residence by the mailing address as shown on our records. The initial percentage of reduction for state charges is shown on the specifications page of your Policy.

Monthly Deduction
The Monthly Deduction due on each Monthly Day will be the sum of:

•	the Cost of Insurance for that month; plus
•	the monthly Policy fee; plus
•	the monthly administrative fee; plus
•	the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is allocated to the subaccounts and interest bearing account values prescribed by the Owner and is collected by liquidating the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the second through ninth Policy Years, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction. The excess amount will include interest earned in the account and, when the Monthly Day falls on a Policy Anniversary, the amount released from the Deferred Charges Account.

On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-Lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, we will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been exhausted.

In the 10th Policy Year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by us if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 1% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Cost of Insurance
This charge compensates us for the expense of underwriting the Face Amount. We determine a Cost of Insurance (“COI”) rate on each Monthly Day. The COI rate for the Policy is determined by certain factors including, but not limited to, the Insured’s Attained Age, gender, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled Unisex Policies.) Attained Age means Age on the most recent Policy Anniversary. COI rate charges depend on our expectations as to future mortality experience. The monthly COI rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, we may charge less than these rates. While not guaranteeing to do so, we intend to charge less than the guaranteed maximum insurance rates after the 10th Policy Year. The guaranteed maximum insurance rates for each attained age are based on the 1980 CSO Mortality Tables, Age last birthday.

The COI is determined by multiplying the COI rate by the Net Amount at Risk for a Policy. Under Death Benefit Option 2, the Net Amount at Risk is always the Specified Amount. Under Death Benefit Option 1, the Net Amount at Risk is the Specified Amount less the Accumulated Value. Therefore, under Death Benefit Option 1, all of the factors that affect Accumulated Value affect the Net Amount at Risk. For a Policy where there has been an increase in the Specified Amount, there is a Net Amount at Risk associated with the initial Specified Amount and a Net Amount at Risk associated with the increase. The COI rate applicable to the initial Specified Amount is usually less than that for the increase. Likewise, the Net Amount at Risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the Net Amount at Risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Accumulated Value is first used to offset the initial Specified Amount, and any Accumulated Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

Monthly Policy Fee
The monthly Policy fee is a fee we charge to compensate us for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

Monthly Administrative Fee
We assess an administrative fee of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse us for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. The fee will not be decreased in the event of a Specified Amount decrease. This fee is charged only during the first 10 Policy Years of the Policy or, on an increase in Specified Amount, during the first 10 Policy Years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies.

Cost of Additional Benefits
The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.

Mortality and Expense Risk Charge
We deduct daily a mortality and expense risk charge of .00002466% of the Policy’s Net Asset Value in the Separate Account (and the Policy’s Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to 0.9% of the daily value of the net assets of the Separate Account (and the value in the General Account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by us is that the actual expense to us of administrating the Policy will exceed what we expected when setting the other charges under the Policy. Please note that the mortality and expense risk may generate profits. We may use any profits from this charge to finance other expenses, including expenses incurred in the administration of the Policies and distribution expenses of the Policies or for any other corporate purpose.

Contingent Deferred Sales and Administrative Charges
To reimburse us for sales expenses and Policy issue expenses, including but not limited to registered representatives’ commissions, advertising, sales materials, training allowances, and preparation of prospectuses, we deduct contingent deferred sales and administrative charges from the proceeds in the event of a complete surrender of the Policy during the first ten years or the first ten years following an increase in the Specified Amount. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy Years 2 through 9 (or the same number of years following an increase in Specified Amount) is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the Policy, including but not limited to representatives’ commissions, advertising, sales materials, training allowances, and preparation of prospectuses. In no instance will the charge exceed 30% of the lesser of premiums paid or the “guideline annual premium.” The “guideline annual premium” is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy In Force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return. If you would like to obtain the guideline annual premium specific to your contract, please contact us at our Mailing Address.

The Deferred Charges vary by the Age of Insured, gender, and smoking status and are shown on the specifications page of your Policy. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix A in the SAI.

We use the contingent deferred sales and administrative charge to recover the first-year costs of underwriting and issuing the Policy. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy Years. We will not deduct any Deferred Charges from the proceeds in the event of a partial withdrawal of the Policy. The Deferred Charges generally build up monthly during the first Policy Year in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy Year is:

Beginning Policy Year	Percentage of Deferred Charges Remaining
2 3 4 5 6 7 8 9 10+	95% 90% 85% 75% 65% 50% 35% 20% 0%

At the time the Policy is issued, the first month’s portion of the Deferred Charges is placed in a non-segregated portion of our General Account, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with us crediting additional interest, at our option, from time to time. At the next Monthly Day, taking into account the interest earned, we will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

We will do the same for each month of the first Policy Year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy Year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in subsequent years. The transfers will continue until the Deferred Charges equal premiums required in the first year to completely fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

We will release on the first Monthly Day of the second Policy Year the amount in the Deferred Charges Account in excess of 95% of the first Policy Year Deferred Charges, taking into account the interest earned. This process continues each Policy Year until the 10th Policy Year or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. We will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:

•	to pay surrender charges upon full surrender of the Policy;

•	to release amounts back to the Separate Account and/or Interest Bearing Account on the second through ninth Policy Anniversaries; and

•	to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-Lapse guarantee or minimum death benefit guarantee is in effect.

In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy Year, additional amounts will be transferred to the Deferred Charges Account. This process of using Deferred Charges to pay the Monthly Deduction will continue every Monthly Day that: (1) there is insufficient Net Cash Value to pay the Monthly Deduction; and (2) the no-Lapse guarantee or minimum death benefit guarantee are in effect; and (3) the Policy is not beyond the ninth Policy Year.

Partial Withdrawal Fee
If a partial withdrawal is made, we will not deduct any contingent deferred sales or administrative charges, but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial withdrawal. These fees are currently waived by us.

Transfer Fee
An Owner may transfer a Policy’s Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, we allow four transfers in each Policy Year without charge. After four transfers in any given Policy Year, we may deduct $20 per transfer from the amount transferred. These fees are currently waived by us.

Federal and State Income Taxes
Other than premium expense charge, no charges are currently made against the Separate Account and/or Interest Bearing Account for federal or state income taxes. In the event we determine that any such taxes will be imposed, we may make deductions from the Separate Account and/or Interest Bearing Account to pay such taxes.

Duplicate Policy Charge
You can obtain a summary of your policy at no charge. There will be a $30 charge for a duplicate policy. This fee is currently being waived.

Change of Specified Amount Charge
We will assess a $50 charge for each change in Specified Amount after the first in a Policy Year. This charge compensates us for administrative expenses associated with underwriting the increase in Specified Amount. We currently intend to waive certain fees as stated above. We, however, may reinstate the fees and charges in the future.

Research Fee
We may charge you up to $50 per request when you request information that is duplicative of information previously provided to you and that requires extensive research.

Fund Expenses
Expense of the Funds, including fees and charges, are discussed in the Funds’ prospectuses and in their statements of additional information available by writing to us at our Mailing Address.

Please note that the Funds and their investment adviser are affiliated with us. In addition, as discussed under “Contingent Deferred Sales and Administrative Charges” above, the Funds pay us for performing certain administrative services.

Additional Information
We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as our insurance agents. We pay commissions to the broker-dealers for selling the Policies. You do not directly pay these commissions, we do. We intend to recover commissions, marketing, administrative and other expenses and the cost of Policy benefits through the fees and charges imposed under the Policies. See “Distribution of Policies” for more information.

OTHER POLICY BENEFITS AND PROVISIONS

Issue Date
The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application or the application is approved other than as applied for, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.

Owner, Beneficiary
You are the person who purchases the Policy and is named in the application. You may not be the Insured. You may name one or more Beneficiaries in the application. Beneficiaries may be primary or contingent. If no primary Beneficiary survives the Insured, payment is made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Benefit Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless you direct otherwise. If no Beneficiary survives the Insured, the Death Benefit Proceeds will be paid to you, if living, or to your estate.

You may change the Beneficiary while the Insured is living. The written consent of all Irrevocable Beneficiaries must be obtained before such a change. To make a change, you must provide us with a Written Request satisfactory to us. The request will not be effective until we record it. After the request is recorded, it will take effect as of the date you signed the request. We will not be responsible for any payment or other action taken before the request is recorded. We may require the Policy be returned for endorsement of the Beneficiary change.

Right-to-Examine Period
The Owner may cancel the Policy before the latest of the following three events:

•	45 days after the date of the application;

•	20 days after we have personally delivered or have sent the Policy and a Notice of Right of Withdrawal to the Owner by first class mail; or,

•	20 days after the Owner receives the Policy.

To cancel the Policy, the Owner must mail or deliver a Written Request to cancel (in Good Order) to the representative who sold it or to us at our Mailing Address. Unless prohibited by state law, the refund will include:

•	All charges for state taxes deducted from premiums; plus

•	Total amount of Monthly Deductions; plus

•	Any other charges taken from the Accumulated Value; plus

•	The Accumulated Value on the date we received the Written Request to cancel the Policy in Good Order; minus

•	Any Policy Indebtedness.

If required by state law, the refund amount will be equal to the total of all premiums paid for the policy. We may require that you return the Policy.

Paid-up Insurance
The Policy may be exchanged, in whole or in part, for a paid-up whole life policy at any time prior to attained age 86, if the following conditions are met:

A.	The Owner makes a Written Request for this Policy change;
B.	The Policy is one we are then issuing for the Insured’s age and premium class;
C.	The Policy is subject to our normal underwriting rules;
D.	There is compliance with any other conditions determined by us; and
E.	Any indebtedness not repaid at the time of the change will be continued as a loan against the paid-up policy.

Transfer of Ownership
The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The Written Request must be in writing and filed (in Good Order) at our Mailing Address. The transfer will take effect as of the date the Written Request was signed. We may require that the Policy be sent in for endorsement to show the transfer of ownership.

We are not responsible for the validity or effect of any transfer of ownership. We will not be responsible for any payment or other action we have taken before having received Written Request for the transfer, in Good Order. A transfer of ownership may have tax consequences. Consult a tax adviser before transferring ownership of the Policy.

Addition, Deletion, or Substitution of Investments
We may make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in our judgment, further investment in any Fund should become inappropriate, we may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the 1940 Act or other applicable law, we will not substitute any shares attributable to a Policy’s interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

We also may establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. We may, in our sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by us. Some existing subaccounts may be closed to certain classes of Owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in our sole discretion, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, we (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If you object to the change, you may exchange the Policy for a fixed benefit whole life insurance policy then issued by us. The new Policy will be subject to normal underwriting rules and other conditions determined by us. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to you of the investment Policy change. You may also surrender the Policy.

If we consider it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of ours. In addition, we may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

Voting Rights
We will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying Funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. We will vote shares for which we have not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as we vote shares for which we have received instructions. This means that a small number of Owners may control the outcome of the vote. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or we otherwise determine that we are allowed to vote the shares in our own right, we may elect to do so.

You have the voting interest under a Policy. The number of votes you have a right to instruct will be calculated separately for each Subaccount. You have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes you have available will coincide with the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of the Fund’s shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the Funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Fund in which that Subaccount invests.

We may, when required by state insurance regulatory authorities, vote shares of a Fund without regard to voting instructions from Owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a Fund, or investment objectives of a Fund, or to approve or disapprove an investment advisory contract for a Fund. In addition, we may, under certain circumstances, vote shares of a Fund without regard to voting instructions from Owners in favor of changes initiated by Owners in the investment Policy, or the investment adviser or the principal underwriter of a Fund. For example, we may vote against a change if we in good faith determine that the proposed change is contrary to state or federal law or we determine that the change would not be consistent with the investment objectives of a Fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by our other Separate Accounts.

DISTRIBUTION OF THE POLICY

We no longer issue new Policies. CBSI serves as principal underwriter for the Policy. CBSI is a Wisconsin corporation and its home office is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is our indirect, wholly owned subsidiary, and is registered as a broker-dealer with the Securities and Exchange Commission (”SEC”) under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc. CBSI services Owners through its registered representatives. CBSI also may enter into selling agreements with other broker-dealers (“selling firms”) and compensate them for their services. Registered representatives of CBSI and of other selling firms are appointed as our insurance agents.

Compensation Arrangements For CBSI and Its Sales Personnel
We pay commissions to CBSI for the sale of the Policies by its registered representatives in the amount of: 116.22% of Premiums up to the Minimum Premium and 8.15% of Excess Premiums above that amount paid in the first Policy Year; and 5.00% of Premium in Policy Years 2 through 10. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year. The investment adviser for, or another affiliate of one or more of the Funds also may, from time to time, make payments to CBSI for services.

CBSI pays its registered representatives a portion of the commissions received for their sales of Policies. Registered Representatives may also be eligible for various cash benefits, such as insurance benefits, bonuses and financing arrangements, and non-cash compensation items that we may provide jointly with CBSI. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Sales of the Policies may help registered representatives and/or their managers qualify for such benefits. CBSI’s registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Arrangements For Selling Firms and Their Sales Personnel
We pay commissions to selling firms for sales of the Policies by their registered representatives in the amount of: 105% of Premiums up to the Minimum Premium and 7.3% of Excess Premiums above that amount paid in the first Policy Year; and 5.0% of Premium in Policy Years 2 through 10. For each Premium paid following an increase in face amount, we pay a commission up to the target Premium for the increase in each year; the commission is calculated using the commission rates for the corresponding Policy Year. We pay commissions for substandard risk and rider Premiums based on our rules at the time of payment. Registered representatives may be required to return first-year commissions (less the surrender charge) if a Policy is not continued through the first Policy year.

Selling firms pay their registered representatives a portion of the commissions received for their sales of Policies. We and/or CBSI may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, including increased access to their registered representatives, (2) costs associated with sales conferences and educational seminars for their registered representatives, and (3) other expenses incurred by them. We and/or CBSI may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy Year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy Year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

A portion of the payments made to selling firms may be passed on to their registered representatives in accordance with their internal compensation programs. These programs also may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.

Source of Compensation
Commissions and other incentives or payments described above are not charged directly to Owners or to the Separate Account. We recoup commissions and other sales expenses through fees and charges deducted under the Policy.

RIDERS AND ENDORSEMENTS

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. We are not currently issuing new riders on any Policy.

Children’s Insurance
The rider provides level term insurance to children of the Insured up to the earlier of age 23 of the child or age 65 of the Insured. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies prior to the termination of this rider, the coverage on each child becomes paid-up term insurance to Age 23. On the policy anniversary following each Insured child’s 23rd birthday or at age 65 of the Insured, if sooner, each child may convert this rider to a new policy without evidence of insurability.

Guaranteed Insurability
This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard risks. It may be issued until the Policy Anniversary following the Insured’s 37th birthday.

Accidental Death Benefit
This rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the accidental death benefit is payable to Age 70.

Automatic Increase
This rider provides for automatic increases in the Policy’s Specified Amount on each Policy Anniversary without evidence of insurability. This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured’s 55th birthday. A tax adviser should be consulted to determine whether the automatic increases provided by this rider could cause the Owner’s Policy to become a Modified Endowment Contract.

Other Insured
This rider provides level term insurance. The “other Insured” could be the Insured or could be another person within the immediate family of the Insured. The death benefit expires on the “other Insured’s” 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured’s 65th birthday.

Term Insurance
This rider is available only on Policies with a face value of at least $250,000. It is available only on the primary Insured. The rider is convertible to Age 75. The death benefit expires on the Insured’s 95th birthday or upon termination of the Policy.

Disability Waiver of Monthly Deductions
This rider provides that, during the Insured’s total disability, we will waive Monthly Deductions for administrative and life insurance costs. The rider may be issued until the Policy Anniversary following the Insured’s 55th birthday. It may be renewed until the Policy Anniversary following the Insured’s 65th birthday.

Disability Benefit Waiver of Premium and Monthly Deduction
Like the rider just described, this rider provides that, during the Insured’s total disability, we will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that we will contribute additional premium. The amount of additional premium we will contribute will be shown on the specifications page for the rider. The maximum amount we will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured’s 55th birthday. It may be renewed until the Policy Anniversary following the Insured’s 65th birthday at which time the rider terminates.

Executive Benefits Plan Endorsement
This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the deferred charges on the policy to which it is attached subject to the following conditions:

1.	the Policy is surrendered and the proceeds are used to fund a new policy provided through CMFG Life Insurance Company or an affiliate;

2.	the Policy is owned by a business or trust;

3.	the new Policy is owned by the same entity;

4.	the Insured under the Policy is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);

5.	the Insured under the new Policy is also a selected manager or highly compensated employee;

6.	we receive an application for the new Policy (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two Policy Years, we may charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

FEDERAL INCOME TAX CONSIDERATIONS

Introduction
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service (“IRS”).

Tax Status of the Policy
In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Code. Guidance as to how these requirements should be applied is limited. Nevertheless, we believe that Policies issued on a standard rating class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if you pay the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we may restrict Policy transactions in order to do so.

In certain circumstances, owners of variable universal life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. While we believe that the Policies do not give you investment control over Separate Account assets, we may modify the Policies as necessary to prevent you from being treated as the Owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Accounts be “adequately diversified” in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy generally will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the death benefit under a Policy should be excludible from the gross income of the Beneficiary.

Generally, you will not be deemed to be in constructive receipt of the Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a “Modified Endowment Contract.”

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. A tax advisor should be consulted on these consequences.

Modified Endowment Contracts. Under the Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts. Due to the Policy’s flexibility with respect to premium payments and benefits, each Policy’s circumstances will determine whether the Policy is a MEC. In general, a policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments. A Policy received in a tax-free exchange for a Modified Endowment contract will also be classified as a Modified Endowment Contract.

If there is a reduction in the benefits under the Policy during the first seven Policy Years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, even after the first seven Policy Years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy Years. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and partial withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of your investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in same manner as surrenders and partial withdrawals.

A 10% additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when you have attained age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Beneficiary or designated Beneficiary.

If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of your investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. Your investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or Lapses, then the amount of the outstanding Indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges . Changes to a Policy’s Death Benefit Option or Face Amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in your income when a taxable distribution occurs.

Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the IRS announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. You should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement. (See “THE POLICY ACCELERATED DEATH BENEFIT OPTION” for more information.)

Special Rules for Pension and Profit-Sharing Plans
If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the Net Amount at Risk is treated as a “current fringe benefit” and must be included annually in the plan participant’s gross income. We report this cost (generally referred to as the “P.S. 58” cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant’s Beneficiary, then the excess of the death benefit over the Policy value is not taxable. However, the Cash Value will generally be taxable to the extent it exceeds the participant’s cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 (“ERISA”). You should consult a qualified advisor regarding ERISA.

Department of Labor (“DOL”) regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

Business Uses of the Policy
Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If the value of a Policy to you depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued guidance relating to split dollar insurance plans. Any business contemplating the purchase of a new insurance policy or a change in an existing insurance policy should consult a tax advisor.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contact. It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Tax Shelter Regulations. Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under Treasury Regulations applicable to corporate tax shelters.

Split-Dollar Arrangements. The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Medicare Tax on Investment Income
A 3.8% tax may be applied to some or all of the taxable portion of some distributions (such as payments under certain settlement options) from life insurance contracts to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a tax advisor for more information.

Alternative Minimum Tax
There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

Estate, Gift and Generation-Skipping Transfer Taxes
The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the Insured dies, the death benefit proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the Policy. If the Owner was not the Insured, the fair market value of the Policy would be included in the Owner’s estate upon the Owner’s death. The Policy would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

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For 2017, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,490,000 and 40%, respectively.
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The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

Possible Tax Law Changes
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Our Taxes
Under current federal income tax law, we are not taxed on the Separate Account’s operations. Thus, currently we do not deduct charges from the Separate Account for its federal income taxes. We may charge the Separate Account for any future federal income taxes that we may incur.

Under current laws in several states, we may incur state and local taxes (in addition to Premium Taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

LEGAL PROCEEDINGS

We, like other life insurance companies, are often involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or us or on the ability of the CBSI to perform its contract with the Variable Account, or on our ability to meet our obligations under the Policy.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account are contained in the SAI. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please contact us at our Mailing Address.

GLOSSARY

Accumulated Value
The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.

Age
The number of completed years from the Insured’s date of birth.

Attained Age
Age of the Insured on the most recent Policy Anniversary.

Beneficiary
Person or entity named to receive all or part of the Death Benefit Proceeds.

Cost of Insurance or COI
An insurance charge determined by multiplying the cost of insurance rate by the Net Amount at Risk.

Cash Value
Accumulated Value minus Deferred Charges that would be applicable if the Policy were surrendered at that time, but not less than zero.

CUNA Mutual Group
CMFG Life Insurance Company, its subsidiaries and affiliates.

Death Benefit Ratio
The ratio of Face Amount to Accumulated Value required by the Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.

Death Benefit Option
One of two options that you may select for computation of the Death Benefit.

Death Benefit Proceeds
Amount to be paid if the Insured dies while the Policy is In Force.

Deferred Charges
Sometimes referred to as surrender charges, they are the contingent deferred sales charge plus the contingent deferred administrative charge.

Deferred Charges Account
A non-segregated potion of our General Account where Deferred Charges accrued for each Policy are accumulated during the first Policy Year and the first 12 months after an increase in Face Amount. Amounts held in the Deferred Charges Account are credited with interest at a rate of at least 4% compounded annually. The Company may, at its sole discretion, credit rates in excess of 4%.

Due Proof of Death
Proof of death satisfactory to us. Such proof may consist of the following if acceptable to us:
a)	A certified copy of the death record;
b)	A certified copy of a court decree reciting a finding of death; and
c)	Any other proof satisfactory to us.

Face Amount
Under Death Benefit Option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under Death Benefit Option 2, the Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

Fund
An investment portfolio of the Ultra Series Fund or the T. Rowe Price International Series, Inc.

General Account
Our assets other than those allocated to the Separate Account or another of our separate accounts.

In Force
Condition under which the Policy is active and the Insured’s life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.

Good Order
An instruction that is received by the Company that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a transfer request, or a death benefit claim must be in Good Order.

Indebtedness
Policy loans plus accrued interest on the loans.

Insured
Person whose life is insured under the Policy.

Issue Age
Age of Insured at the time the Policy was issued.

Interest Bearing Account
Part of our General Account to which Net Premiums may be allocated or Accumulated Value transferred.

Issue Date
The date from which Policy Anniversaries, Policy Years, and Policy months are determined.

Lapse
Condition when the Insured’s life is no longer insured under the Policy.

Loan Account
A portion of our General Account into which amounts are transferred from the Separate Account as collateral for Policy loans. Amounts held in the Loan Account are credited a fixed rate of interest. The Minimum Guaranteed Interest rate is described in the Policy.

Mailing Address
2000 Heritage Way, Waverly, IA 50677.

Maturity Date
The maturity date is the first Policy Anniversary after the Insured’s 95th birthday. Coverage under the Policy ceases on that date if the Insured is still alive, and maturity proceeds equal to the Net Cash Value as of that date are paid.

Monthly Day
Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.

Monthly Deduction
The amount we deduct from the Accumulated Value each month. It includes the Cost of Insurance, the monthly administrative fee, the monthly Policy fee, and the cost of any additional benefits under riders.

Net Amount at Risk
As of any Monthly Day, the Face Amount (discounted for the upcoming month) less Accumulated Value (after the deduction of the Monthly Deduction).

Net Asset Value
The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.

Net Cash Value
The Cash Value less any Indebtedness. This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy.

Net Premiums
Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).

Owner (you, your)
The Owner as named in the application. The Owner may be other than the Insured.

Policy
MEMBERS Variable Universal Life Policy.

Policy Anniversary
Same day and month as the Issue Date for each year the Policy remains In Force.

Policy Issue Date
The date as of which the Policy is issued and coverage takes effect. We measure Policy months, Policy Years, and Policy Anniversaries from the Policy Issue Date.

Policy Year
A twelve month period beginning on the Policy Issue Date or on a Policy Anniversary.

Premium Tax
An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner’s state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner’s mailing address as shown in our records. The term “in lieu of Premium Tax” means any income and any franchise tax assessed by a state as a substitute for Premium Tax.

Record Date
The date we record the Policy on our books as an In Force Policy.

Right-to-Examine Period
The period when you may cancel the Policy and receive a refund. The length of the period varies by state and is shown the cover page of your Policy.

Specified Amount
The amount chosen by the Owner which is used to determine the Face Amount.

Target Premium
The Target Premium is shown on the specifications page of the Policy. It is determined by dividing the minimum premium by 0.60.

Unit
A unit of measurement used to calculate the Accumulated Value in a Subaccount under a Policy.

Unit Value
The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.

Valuation Day
For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount’s corresponding Fund does not value its shares.

Valuation Period
The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.

Written Request
A request in writing and in a form satisfactory to us signed by the Owner and received at our Mailing Address. A Written Request may also include a telephone or fax request for specific transactions that you make if permitted under our current administrative procedures.

STATEMENT OF ADDITIONAL INFORMATION

To learn more about the Policy, you should read the SAI dated May 1, 2017, as it may be amended. The SAI includes additional information about the Separate Account. For a free copy of the SAI, personalized illustrations of Death Benefits, Net Cash Values, and Accumulated Value, and to request other information about the Policy please call toll-free at (800) 798-5500 or write to us at 2000 Heritage Way, Waverly, Iowa 50677-9202.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street N.E., Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-03915

STATEMENT OF ADDITIONAL INFORMATION

CMFG LIFE INSURANCE COMPANY
2000 Heritage Way
Waverly, Iowa 50677-9202
(800) 798-5500

CMFG Variable Life Insurance Account
MEMBERS® Variable Universal Life

Flexible Premium Variable Universal Life Insurance Policy

This Statement of Additional Information (“SAI”) contains additional information regarding the MEMBERS Variable Universal Life flexible premium variable life insurance policy (“Policy”) issued by CMFG Life Insurance Company and supported by CMFG Variable Life Insurance Account (“Separate Account”). This SAI is not a prospectus, and should be read together with the Prospectus for the Policy dated May 1, 2017, as it may be amended from time to time. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. This SAI does not include information incorporated by reference from other documents. Capitalized terms in this SAI have the same meanings as in the Prospectus for the Policy.

The date of this SAI is May 1, 2017.

Form 1933

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POLICY INFORMATION

The Policy
The Policy, application(s), policy schedule pages, and any riders are the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

Our Right to Contest the Policy
 We have the right to contest the validity of the Policy or to resist a claim under it on the basis of any material misrepresentation of a fact stated in the application or any supplemental application. We also have the right to contest the validity of any increase of Specified Amount or other change to the Policy on the basis of any material misrepresentation of a fact stated in the application (or supplemental application) for such increase in coverage or change. In issuing this Policy, we rely on all statements made by or for the Insured in the application or in a supplemental application. In the absence of fraud, we consider statements made in the application(s) to be representations and not warranties.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after it has been In Force during the lifetime of the Insured for two years from the Policy Issue Date, or if reinstated, for two years from the date of reinstatement. Likewise, we cannot contest any increase in coverage effective after the Policy Issue Date, or any reinstatement thereof, after such increase or reinstatement has been In Force for two years from its effective date.

Misstatement of Age or Gender
 For a Policy based on male or female cost of insurance rates (as shown in your Policy), if the Insured’s age or gender has been misstated, an adjustment will be made to reflect the correct age and gender as follows (unless a different result is required by state law):

a)	If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured’s correct age and gender.
b)	If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured’s correct age and gender beginning on the next Monthly Day.

For a Policy based on blended cost of insurance rates (as shown in your Policy), a misstatement of gender will not result in an adjustment. However, if the Insured’s age has been misstated, an adjustment will be made to reflect the correct age as follows (unless a different result is required by state law):

a)	If the misstatement is discovered at death, the death benefit amount will be adjusted based on what the cost of insurance rate as of the most recent Monthly Day would have been at the Insured’s correct age.
b)	If the misstatement is discovered prior to death, the cost of insurance rate will be adjusted based on the Insured’s correct age beginning on the next Monthly Day.

Suicide Exclusion
If the Insured commits suicide, while sane or insane, within two years of the Issue Date, our liability is limited to an amount equal to the Accumulated Value less any Loan Amount. We will pay this amount to the Beneficiary in one sum.

If the Insured commits suicide, while sane or insane, within two years from the effective date of any increase in Specified Amount, our liability with respect to that increase is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

Collateral Assignments
You may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained before an assignment. The assignment must be in writing and filed at our Mailing Address. The assignment will then take effect as of the date the Written Request was signed.

We are not responsible for the validity or effect of any collateral assignment. We will not be responsible for any payment or other action we have taken before receiving the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.

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A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom you give some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership.

Dividends
While the Policy is In Force, it will share in our divisible surplus. We determine the Policy’s share annually. It is payable annually on the Policy Anniversary. You may select to have dividends:

a)	Paid into the Subaccounts and the Interest Bearing Account as Net Premiums; or
b)	Paid to you in cash.

If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums. We currently do not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, we project annual dividends equal to 0.61% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For each Policy year 21 and after we project annual dividends equal to 1.01% of the Accumulated Value at the end of the Policy year, plus $39 per Policy. For Issue Ages 0 – 19, the projected dividends are the same as those for ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39. These dividends are not guaranteed.

Additional Information on Underwriting and Charges
We currently place each Insured into one of three standard rating classes - preferred, non-tobacco, and tobacco or into a rating class with sub-standard and flat extra charges. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance rate than an Insured in a class with sub-standard and flat extra charges.

•	The preferred rating class is only available if the Specified Amount equals or exceeds $100,000.

•
Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as tobacco in the same rating class. The non-tobacco designation is not available for Insureds under attained age 21, but shortly before an Insured attains age 21, we may notify the Insured about possible classification as non-tobacco. If the Insured does not qualify as non-tobacco or does not respond to the notification, cost of insurance rates will remain as shown in the Policy. However, if the Insured does respond to the notification, and qualifies as non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

•	Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as non-tobacco.

•
Premium classes with sub-standard and flat extra charges may be available for those Insured’s who we find uninsurable under our preferred or standard underwriting guidelines. These charges may be related to health or to participate in certain hazardous sports, aviation activities, or other avocations. Generally, we will not issue contracts with more than 400% extra substandard cost of insurance charges or $15 per $1000 in flat extra charges.

Additional Information on Benefits and Settlement Options
Settlement options other than lump sum payments are, in our discretion, available for Death Benefit Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Benefit Proceeds. Proceeds payable to a non-natural person are available only under settlement options we agree to. The four available settlement options are as follows:

1)
Interest Option. The proceeds may be left with us to collect interest during the lifetime of the payee. We determine the interest rate each year. It is guaranteed to be not less than the settlement option rate of interest shown on the data page of the Policy. The payee may choose to receive interest payments either once a year or once a month (may not be available in all states) unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

2)
Installment Option. The proceeds may be left with us to provide equal monthly installments for a specified period. No period can be greater than 30 years. The interest we guarantee to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by us. (This option may not be available in all states.) The payee may withdraw the present value of any remaining guaranteed installments, but only if this right was given at the time the option was selected.

3)
Life Income – Guaranteed Period Certain. The proceeds may be left with us to provide monthly installments for as long as the original payee lives. A guaranteed period of 10 or 20 years may be selected. A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option may also be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.

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4)
Joint and Survivor Life. The proceeds may be left with us to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.

Not all settlement options are available. See your Policy for details on which options are available to you.

The minimum amount that can be applied under settlement options 2, 3 and 4 is $2,500 or that amount which will provide an initial monthly installment of at least $25.

Even if the death benefit under the Policy is excludible from income, payments under Settlement options may not be excludible in full. This is because earnings on the death benefit after the Insured’s death are taxable and payments under the settlement options general include such earnings. You should consult a tax adviser as to the tax treatment of payments under the settlement options.

Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity income or payments which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Benefit Proceeds under those options. The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide. The selection of an additional annuity purchase must be in writing and on file at our Mailing Address. Selection must be within 30 days of settlement under this Policy and is available only if the settlement is on or after the later of the 10th Policy Anniversary or the annuitant’s 55th birthday.

We may, at our option, provide for additional settlement options or cease offering any of the settlement options above.

ILLUSTRATIONS

We may provide illustrations for death benefit, Accumulated Value, and Cash Value based on hypothetical rates of return that are not guaranteed. The illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your Accumulated Value will depend on factors such as the amounts you allocate to particular Funds, the amounts deducted for the Policy’s monthly charges, the Funds’ expense ratios, and your policy loan and partial withdrawal history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed Insured’s issue age and premium class, the Death Benefit Option, Specified Amount, Planned Premiums, and riders requested. We reserve the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy year.

OTHER INFORMATION

Registration Statement
A Registration Statement under the Securities Act of 1933, as amended, relating to this offering has been filed with the Securities and Exchange Commission (“SEC”). Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the SEC. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC’s principal office in Washington, D.C.

Distribution of the Policies

Information About the Distributor. CUNA Brokerage Services, Inc. (“CBSI”) is responsible for distributing the Policies pursuant to a distribution agreement with us. CBSI serves as principal underwriter for the Policies. CBSI, a Wisconsin corporation organized in 1983 and a direct, wholly owned subsidiary of CUNA Mutual Investment Corporation which in turn is wholly owned by us, is located at 2000 Heritage Way, Waverly, Iowa 50677. CBSI is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, as well as with the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority, Inc.

Sales Commissions and Other Compensation. We no longer offer new Policies. We intend to recoup commissions and other sales expenses for through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Owners or the Separate Account.

Description of Servicing Network. CBSI services the Policies through its registered representatives. CBSI also may have entered into selling agreements with other broker-dealers and compensates these broker-dealers (“selling firms”) for their services up to the amounts disclosed in the prospectus. Registered representatives of CBSI and selling firms who sell the Policies have been appointed by us as insurance agents.

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Compensation Received. CBSI received sales compensation with respect to the Policies in the following amounts during the periods indicated:

Fiscal year	Aggregate Amount of Commissions Paid to CBSI	Aggregate Amount of Commissions Retained by CBSI After Payments to its Registered Persons and Other Broker-Dealers
2016	$261	$70
2015	$0	$0
2014	$1,873	$71

Compensation arrangements for CBSI sales personnel. Because registered representatives of CBSI are also our insurance agents, they may be eligible for various cash benefits, such as insurance benefits, bonuses and financing arrangements, and non-cash compensation programs that we offer. Non-cash items include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items. Sales of the Policies may help registered representatives qualify for such benefits.

Additional compensation paid to selling firms. We may pay certain selling firms additional amounts for: (1) sales promotions relating to the Policies, (2) costs associated with sales conferences and educational seminars for their registered representatives, and (3) other expenses incurred by them. We may make bonus payments to certain selling firms based on aggregate sales of our insurance contracts (including the Policies). We may pay certain selling firms an additional bonus after the first Policy year for sales by their registered representatives, which may be up to the amount of the basic commission for the particular Policy year. In addition, we may reimburse these selling firms for portions of their Policy sales expenses. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Source of revenue for sales compensation. Sales charges deducted from premium payments, as well as proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

Records
We will maintain all records relating to the Separate Account and the Interest Bearing Account at our Mailing Address or at our executive offices at 5910 Mineral Point Road, Madison, WI 53705.

State Regulation
We are subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine our liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

Independent Auditors

The financial statements of each of the individual Subaccounts comprising the CMFG Variable Life Insurance Account included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, dated February 24, 2017, appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority in accounting and auditing.

The consolidated statutory-basis financial statements of CMFG Life Insurance Company and subsidiary (the “Company”) included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, dated March 24, 2017, appearing herein. Such report expresses an unmodified opinion on the consolidated statutory-basis financial statements and includes an emphasis of matter in relation to the inclusion of the accounts of MEMBERS Life Insurance Company, an indirect wholly-owned subsidiary within the Company’s consolidated statutory basis financial statements as of and for the year ended December 31, 2016 and an emphasis of matter in relation to the CMFG Life Insurance Company’s merger with CMFG Life Vermont Inc. which was previously a wholly owned subsidiary. The merger was accounted for as a non-reciprocal transfer and is reflected in the consolidated statutory basis financial statements as if the merger had occurred on January 1, 2015.

The principal business address of Deloitte & Touche LLP is 111 S Wacker Dr., Chicago, IL 60606.

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Information About Us
CUNA Mutual Insurance Society is a stock life insurance company that was originally organized in Wisconsin in 1935. CUNA Mutual Life Insurance Company merged with CUNA Mutual Insurance Society on December 31, 2007. CUNA Mutual Insurance Society reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company on January 31, 2012.

We are one of the world’s largest direct underwriters of credit life and disability insurance, and are a major provider of qualified pension products to credit unions. Further, we offer fixed and variable annuities, individual life insurance, health policies, term and permanent life insurance, and long-term care insurance.

CBSI is our indirect wholly owned subsidiary.

Periodically, rating agencies, review our ratings for financial stability and operating performance. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this SAI.

The Interest Bearing Account
 The Interest Bearing Account is not registered with the SEC and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account.

Additional Information about the Separate Account and the Funds
The Separate Account was established by CUNA Mutual Life Insurance Company on August 16, 1983. CUNA Mutual Life Insurance Company merged with us as of December 31, 2007. The Separate Account is registered under 1940 Act as a unit investment trust. The Separate Account purchases shares of the Funds in accordance with separate participation agreements. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, owners will no longer be able to allocate purchase payments or transfer Accumulated Value to the Subaccount investing in that Fund.

Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as “shared funding.” They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as “mixed funding.” As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose contract values are allocated to the Separate Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund’s prospectus and statement of additional information.

Financial Statements
Our financial statements and those of the Separate Account appear on the following pages. Our financial statements should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under your Policy.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
CMFG Life Insurance Company and
Policy Owners of CMFG Variable Life Insurance Account:

We have audited the accompanying statement of assets and liabilities for each of the subaccounts listed in Appendix A of CMFG Variable Life Insurance Account (the “Account”) as of December 31, 2016, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods presented in Appendix A. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the fund houses. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the subaccounts comprising CMFG Variable Life Insurance Account as of December 31, 2016, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
February 24, 2017

APPENDIX A
CMFG Variable Life Insurance Account

Subaccount	Statement of Assets and Liabilities	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights

	As Of	For the	For Each of the/For the	For Each of the

Templeton Developing Markets VIP Fund, Class 2, Subaccount	December 31, 2016	Year Ended December 31, 2016	Two Years Ended December 31, 2016	Five Years Ended December 31, 2016

MFS® Strategic Income Portfolio, Initial Class, Subaccount	December 31, 2016	Year Ended December 31, 2016	Two Years Ended December 31, 2016	Three Years ended December 31, 2016 and for the period from August 16, 2013* to December 31, 2013

Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	December 31, 2016	Year Ended December 31, 2016	Two Years Ended December 31, 2016	Four Years Ended December 31, 2016 and for the Period from October 26, 2012* to December 31, 2012

T. Rowe Price International Stock Portfolio, Subaccount	December 31, 2016	Year Ended December 31, 2016	Two Years Ended December 31, 2016	Five Years Ended December 31, 2016

Ultra Series Aggressive Allocation Fund, Class I, Subaccount	December 31, 2016	Year Ended December 31, 2016	Two Years Ended December 31, 2016	Five Years Ended December 31, 2016

Ultra Series Core Bond Fund, Class I, Subaccount	December 31, 2016	Year Ended December 31, 2016	Two Years Ended December 31, 2016	Five Years Ended December 31, 2016

Ultra Series Conservative Allocation Fund, Class I, Subaccount	December 31, 2016	Year Ended December 31, 2016	Two Years Ended December 31, 2016	Five Years Ended December 31, 2016

Ultra Series Diversified Income Fund, Class I, Subaccount	December 31, 2016	Year Ended December 31, 2016	Two Years Ended December 31, 2016	Five Years Ended December 31, 2016

Ultra Series High Income Fund, Class I, Subaccount	December 31, 2016	Year Ended December 31, 2016	Two Years Ended December 31, 2016	Five Years Ended December 31, 2016

Ultra Series International Stock Fund, Class I, Subaccount	December 31, 2016	Year Ended December 31, 2016	Two Years Ended December 31, 2016	Five Years Ended December 31, 2016

Ultra Series Large Cap Growth Fund, Class I, Subaccount	December 31, 2016	Year Ended December 31, 2016	Two Years Ended December 31, 2016	Five Years Ended December 31, 2016

Ultra Series Large Cap Value Fund, Class I, Subaccount	December 31, 2016	Year Ended December 31, 2016	Two Years Ended December 31, 2016	Five Years Ended December 31, 2016

Ultra Series Mid Cap Fund, Class I, Subaccount	December 31, 2016	Year Ended December 31, 2016	Two Years Ended December 31, 2016	Five Years Ended December 31, 2016

Ultra Series Moderate Allocation Fund, Class I, Subaccount	December 31, 2016	Year Ended December 31, 2016	Two Years Ended December 31, 2016	Five Years Ended December 31, 2016

Ultra Series Money Market Fund, Class I, Subaccount	December 31, 2016	Period from January 1, 2016 to February 12, 2016#	Two Years Ended December 31, 2016	Four Years Ended December 31, 2015 and for the Period from January 1, 2016 to February 12, 2016#

Ultra Series Small Cap Fund, Class I, Subaccount	December 31, 2016	Period from January 1, 2016 to February 12, 2016#	Two Years Ended December 31, 2016	Four Years Ended December 31, 2015 and for the Period from January 1, 2016 to February 12, 2016#

Vanguard VIF Money Market Portfolio, Subaccount	December 31, 2016	Period from February 15, 2016* to December 31, 2016	Year Ended December 31, 2016	Period from February 15, 2016* to December 31, 2016

*Date Represents Commencement Of Operations
#Date Represents Liquidation Of Operations

CMFG Variable Life Insurance Account
Statements of Assets and Liabilities
As of December 31, 2016

	Templeton Developing Markets VIP Fund, Class 2, Subaccount	MFS® Strategic Income Portfolio, Initial Class, Subaccount	Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	T. Rowe Price International Stock Portfolio, Subaccount

Assets
Investments in mutual funds at fair value	$10,428	$243,705	$9,723	$5,628,266

Total assets	10,428	243,705	9,723	5,628,266

Liabilities	–	–	–	–

Net assets	$10,428	$243,705	$9,723	$5,628,266

Net assets
Net assets: type 1	$–	$243,483	$–	$5,545,038
Net assets: type 2	10,428	222	9,723	83,228

Total net assets	$10,428	$243,705	$9,723	$5,628,266

Number of shares outstanding	1,417	25,098	1,968	394,412
Net asset value per share	$7.36	$9.71	$4.94	$14.27
Cost of mutual fund shares	$10,382	$251,402	$10,792	$5,517,179

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount	Ultra Series Core Bond Fund, Class I, Subaccount	Ultra Series Conservative Allocation Fund, Class I, Subaccount	Ultra Series Diversified Income Fund, Class I, Subaccount

Assets
Investments in mutual funds at fair value	$1,062,485	$6,293,328	$305,150	$52,654,864

Total assets	1,062,485	6,293,328	305,150	52,654,864

Liabilities	–	–	–	–

Net assets	$1,062,485	$6,293,328	$305,150	$52,654,864

Net assets
Net assets: type 1	$–	$4,165,157	$–	$45,185,834
Net assets: type 2	1,062,485	2,128,171	305,150	7,469,030

Total net assets	$1,062,485	$6,293,328	$305,150	$52,654,864

Number of shares outstanding	114,283	645,205	31,341	2,861,444
Net asset value per share	$9.30	$9.75	$9.74	$18.40
Cost of mutual fund shares	$1,115,951	$6,636,872	$324,232	$50,047,227

See accompanying notes to financial statements
1

CMFG Variable Life Insurance Account
Statements of Assets and Liabilities (continued)
As of December 31, 2016

	Ultra Series High Income Fund, Class I, Subaccount	Ultra Series International Stock Fund, Class I, Subaccount	Ultra Series Large Cap Growth Fund, Class I, Subaccount	Ultra Series Large Cap Value Fund, Class I, Subaccount

Assets
Investments in mutual funds at fair value	$1,030,140	$2,296,470	$36,221,132	$72,037,182

Total assets	1,030,140	2,296,470	36,221,132	72,037,182

Liabilities	–	–	–	–

Net assets	$1,030,140	$2,296,470	$36,221,132	$72,037,182

Net assets
Net assets: type 1	$–	$–	$28,499,806	$63,538,170
Net assets: type 2	1,030,140	2,296,470	7,721,326	8,499,012

Total net assets	$1,030,140	$2,296,470	$36,221,132	$72,037,182

Number of shares outstanding	120,297	237,001	1,458,148	2,711,866
Net asset value per share	$8.56	$9.69	$24.84	$26.56
Cost of mutual fund shares	$1,129,758	$2,610,395	$32,365,010	$73,181,558

	Ultra Series Mid Cap Fund, Class I, Subaccount	Ultra Series Moderate Allocation Fund, Class I, Subaccount	Vanguard VIF Money Market Portfolio, Subaccount*

Assets
Investments in mutual funds at fair value	$19,457,424	$1,950,073	$2,006,009

Total assets	19,457,424	1,950,073	2,006,009

Liabilities	–	–	–

Net assets	$19,457,424	$1,950,073	$2,006,009

Net assets
Net assets: type 1	$9,923,470	$–	$961,874
Net assets: type 2	9,533,954	1,950,073	1,044,135

Total net assets	$19,457,424	$1,950,073	$2,006,009

Number of shares outstanding	1,074,669	191,633	2,006,009
Net asset value per share	$18.11	$10.18	$1.00
Cost of mutual fund shares	$17,026,125	$1,964,673	$2,006,009

* The Subaccount commenced operations effective February 12, 2016.

See accompanying notes to financial statements
2

CMFG Variable Life Insurance Account
Statements of Operations
For the Year Ended December 31, 2016

	Templeton Developing Markets VIP Fund, Class 2, Subaccount	MFS® Strategic Income Portfolio, Initial Class, Subaccount	Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	T. Rowe Price International Stock Portfolio, Subaccount

Investment income (loss)
Dividend Income	$93	$7,650	$500	$60,525
Mortality and expense charges (note 3)	(97)	(2,226)	(91)	(51,758)

Net investment income (loss)	(4)	5,424	409	8,767

Realized gain (loss) on sale of fund shares
Net realized gain (loss) on sale of fund shares	(76)	(717)	(204)	38,068
Realized gain distributions	–	–	–	208,053

Net realized gain (loss) on investments	(76)	(717)	(204)	246,121

Net change in unrealized appreciation
(depreciation) on investments	1,780	12,596	333	(182,519)

Net increase (decrease) in net assets
resulting from operations	$1,700	$17,303	$538	$72,369

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount	Ultra Series Core Bond Fund, Class I, Subaccount	Ultra Series Conservative Allocation Fund, Class I, Subaccount	Ultra Series Diversified Income Fund, Class I, Subaccount

Investment income (loss)
Dividend Income	$18,968	$190,900	$6,073	$1,275,151
Mortality and expense charges (note 3)	(9,047)	(58,886)	(3,620)	(476,741)

Net investment income (loss)	9,921	132,014	2,453	798,410

Realized gain (loss) on sale of fund shares
Net realized gain (loss) on sale of fund shares	(4,095)	(17,442)	(6,302)	578,244
Realized gain distributions	17,820	–	4,746	3,725,860

Net realized gain (loss) on investments	13,725	(17,442)	(1,556)	4,304,104

Net change in unrealized appreciation
(depreciation) on investments	53,609	4,503	18,104	(1,007,120)

Net increase (decrease) in net assets
resulting from operations	$77,255	$119,075	$19,001	$4,095,394

See accompanying notes to financial statements
3

CMFG Variable Life Insurance Account
Statements of Operations (continued)
For the Year Ended December 31, 2016

	Ultra Series High Income Fund, Class I, Subaccount	Ultra Series International Stock Fund, Class I, Subaccount	Ultra Series Large Cap Growth Fund, Class I, Subaccount	Ultra Series Large Cap Value Fund, Class I, Subaccount

Investment income (loss)
Dividend Income	$52,385	$41,401	$304,174	$1,050,999
Mortality and expense charges (note 3)	(9,151)	(20,872)	(326,135)	(618,894)

Net investment income (loss)	43,234	20,529	(21,961)	432,105

Realized gain (loss) on sale of fund shares
Net realized gain (loss) on sale of fund shares	(10,511)	(30,105)	482,070	189,559
Realized gain distributions	–	–	2,075,744	8,587,687

Net realized gain (loss) on investments	(10,511)	(30,105)	2,557,814	8,777,246

Net change in unrealized appreciation
(depreciation) on investments	74,413	(83,697)	(864,442)	(1,347,817)

Net increase (decrease) in net assets
resulting from operations	$107,136	$(93,273)	$1,671,411	$7,861,534

	Ultra Series Mid Cap Fund, Class I, Subaccount	Ultra Series Moderate Allocation Fund, Class I, Subaccount	Ultra Series Money Market Fund, Class I, Subaccount**	Ultra Series Small Cap Fund, Class I, Subaccount**

Investment income (loss)
Dividend Income	$4,029	$37,362	$–	$–
Mortality and expense charges (note 3)	(167,318)	(17,169)	(2,162)	(121)

Net investment income (loss)	(163,289)	20,193	(2,162)	(121)

Realized gain (loss) on sale of fund shares
Net realized gain (loss) on sale of fund shares	275,211	1,010	–	(63,179)
Realized gain distributions	1,775,324	49,322	–	1,602

Net realized gain (loss) on investments	2,050,535	50,332	–	(61,577)

Net change in unrealized appreciation
(depreciation) on investments	208,264	49,198	–	46,940

Net increase (decrease) in net assets
resulting from operations	$2,095,510	$119,723	$(2,162)	$(14,758)

** The Subaccount ceased operations effective February 12, 2016.

See accompanying notes to financial statements
4

CMFG Variable Life Insurance Account
Statements of Operations (continued)
For the Year Ended December 31, 2016

Vanguard VIF Money Market Portfolio, Subaccount*

Investment income (loss)
Dividend Income	$8,771
Mortality and expense charges (note 3)	(16,109)

Net investment income (loss)	(7,338)

Realized gain (loss) on sale of fund shares
Net realized gain (loss) on sale of fund shares	–
Realized gain distributions	–

Net realized gain (loss) on investments	–

Net change in unrealized appreciation
(depreciation) on investments	–

Net increase (decrease) in net assets
resulting from operations	$(7,338)

* The Subaccount commenced operations effective February 12, 2016.

See accompanying notes to financial statements
5

CMFG Variable Life Insurance Account
Statements of Changes in Net Assets
For the Years Ended December 31,

	Templeton Developing Markets VIP Fund, Class 2, Subaccount		MFS® Strategic Income Portfolio, Initial Class, Subaccount

	2016	2015	2016	2015

Increase (decrease) in net assets from operations
Net investment income (loss)	$(4)	$176	$5,424	$12,643
Net realized gain (loss) on investments	(76)	1,832	(717)	(623)
Net change in unrealized appreciation (depreciation) on investments	1,780	(5,241)	12,596	(18,890)

Net increase (decrease) in net assets resulting from operations	1,700	(3,233)	17,303	(6,870)

Contract transactions
Payments received from policy owners	–	–	–	–
Transfers between subaccounts (including fixed accounts), net	–	(1,624)	17	(645)
Payment for contract benefits and terminations	(1,286)	(14)	(1,564)	(4,805)
Contract charges and fees	(804)	(1,093)	(14,950)	(14,098)

Net increase (decrease) in net assets from contract transactions	(2,090)	(2,731)	(16,497)	(19,548)

Total increase (decrease) in net assets	(390)	(5,964)	806	(26,418)

Net assets
Beginning of period	10,818	16,782	242,899	269,317

End of period	$10,428	$10,818	$243,705	$242,899

	Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount		T. Rowe Price International Stock Portfolio, Subaccount

	2016	2015	2016	2015

Increase (decrease) in net assets from operations
Net investment income (loss)	$409	$565	$8,767	$327
Net realized gain (loss) on investments	(204)	(112)	246,121	209,554
Net change in unrealized appreciation (depreciation) on investments	333	(766)	(182,519)	(295,902)

Net increase (decrease) in net assets resulting from operations	538	(313)	72,369	(86,021)

Contract transactions
Payments received from policy owners	–	–	382,088	399,639
Transfers between subaccounts (including fixed accounts), net	20	13	(93,626)	(95,032)
Payment for contract benefits and terminations	(1,011)	(1,737)	(287,737)	(449,709)
Contract charges and fees	(502)	(731)	(392,968)	(394,820)

Net increase (decrease) in net assets from contract transactions	(1,493)	(2,455)	(392,243)	(539,922)

Total increase (decrease) in net assets	(955)	(2,768)	(319,874)	(625,943)

Net assets
Beginning of period	10,678	13,446	5,948,140	6,574,083

End of period	$9,723	$10,678	$5,628,266	$5,948,140

See accompanying notes to financial statements
6

CMFG Variable Life Insurance Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount		Ultra Series Core Bond Fund, Class I, Subaccount

	2016	2015	2016	2015

Increase (decrease) in net assets from operations
Net investment income (loss)	$9,921	$6,062	$132,014	$149,560
Net realized gain (loss) on investments	13,725	113,040	(17,442)	(12,656)
Net change in unrealized appreciation (depreciation) on investments	53,609	(140,755)	4,503	(205,706)

Net increase (decrease) in net assets resulting from operations	77,255	(21,653)	119,075	(68,802)

Contract transactions
Payments received from policy owners	80,826	92,481	362,751	379,300
Transfers between subaccounts (including fixed accounts), net	1,749	(37,885)	150,888	(255,804)
Payment for contract benefits and terminations	(16,065)	(96,646)	(506,342)	(417,087)
Contract charges and fees	(50,352)	(55,718)	(413,109)	(437,387)

Net increase (decrease) in net assets from contract transactions	16,158	(97,768)	(405,812)	(730,978)

Total increase (decrease) in net assets	93,413	(119,421)	(286,737)	(799,780)

Net assets
Beginning of period	969,072	1,088,493	6,580,065	7,379,845

End of period	$1,062,485	$969,072	$6,293,328	$6,580,065

	Ultra Series Conservative Allocation Fund, Class I, Subaccount		Ultra Series Diversified Income Fund, Class I, Subaccount

	2016	2015	2016	2015

Increase (decrease) in net assets from operations
Net investment income (loss)	$2,453	$2,534	$798,410	$862,617
Net realized gain (loss) on investments	(1,556)	9,004	4,304,104	3,796,670
Net change in unrealized appreciation (depreciation) on investments	18,104	(20,547)	(1,007,120)	(5,107,563)

Net increase (decrease) in net assets resulting from operations	19,001	(9,009)	4,095,394	(448,276)

Contract transactions
Payments received from policy owners	10,737	10,938	2,778,033	2,933,730
Transfers between subaccounts (including fixed accounts), net	(123,391)	668	(140,290)	2,863
Payment for contract benefits and terminations	(834)	(270,703)	(3,215,633)	(3,510,534)
Contract charges and fees	(21,322)	(25,712)	(3,422,275)	(3,542,122)

Net increase (decrease) in net assets from contract transactions	(134,810)	(284,809)	(4,000,165)	(4,116,063)

Total increase (decrease) in net assets	(115,809)	(293,818)	95,229	(4,564,339)

Net assets
Beginning of period	420,959	714,777	52,559,635	57,123,974

End of period	$305,150	$420,959	$52,654,864	$52,559,635

See accompanying notes to financial statements
7

CMFG Variable Life Insurance Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series High Income Fund, Class I, Subaccount		Ultra Series International Stock Fund, Class I, Subaccount

	2016	2015	2016	2015

Increase (decrease) in net assets from operations
Net investment income (loss)	$43,234	$50,652	$20,529	$28,893
Net realized gain (loss) on investments	(10,511)	(7,815)	(30,105)	1,149
Net change in unrealized appreciation (depreciation) on investments	74,413	(76,947)	(83,697)	(140,511)

Net increase (decrease) in net assets resulting from operations	107,136	(34,110)	(93,273)	(110,469)

Contract transactions
Payments received from policy owners	38,774	42,681	155,926	177,555
Transfers between subaccounts (including fixed accounts), net	(14,783)	(1,773)	79,898	(7,700)
Payment for contract benefits and terminations	(55,510)	(59,065)	(209,205)	(137,204)
Contract charges and fees	(41,817)	(51,174)	(107,549)	(126,023)

Net increase (decrease) in net assets from contract transactions	(73,336)	(69,331)	(80,930)	(93,372)

Total increase (decrease) in net assets	33,800	(103,441)	(174,203)	(203,841)

Net assets
Beginning of period	996,340	1,099,781	2,470,673	2,674,514

End of period	$1,030,140	$996,340	$2,296,470	$2,470,673

	Ultra Series Large Cap Growth Fund, Class I, Subaccount		Ultra Series Large Cap Value Fund, Class I, Subaccount

	2016	2015	2016	2015

Increase (decrease) in net assets from operations
Net investment income (loss)	$(21,961)	$86,326	$432,105	$227,052
Net realized gain (loss) on investments	2,557,814	4,345,522	8,777,246	11,467,498
Net change in unrealized appreciation (depreciation) on investments	(864,442)	(3,543,232)	(1,347,817)	(14,300,578)

Net increase (decrease) in net assets resulting from operations	1,671,411	888,616	7,861,534	(2,606,028)

Contract transactions
Payments received from policy owners	1,879,410	1,979,129	3,657,668	3,909,647
Transfers between subaccounts (including fixed accounts), net	(465,126)	(249,489)	(640,378)	(776,341)
Payment for contract benefits and terminations	(2,145,883)	(1,800,730)	(3,182,523)	(4,105,621)
Contract charges and fees	(1,922,369)	(1,927,958)	(3,970,738)	(4,095,863)

Net increase (decrease) in net assets from contract transactions	(2,653,968)	(1,999,048)	(4,135,971)	(5,068,178)

Total increase (decrease) in net assets	(982,557)	(1,110,432)	3,725,563	(7,674,206)

Net assets
Beginning of period	37,203,689	38,314,121	68,311,619	75,985,825

End of period	$36,221,132	$37,203,689	$72,037,182	$68,311,619

See accompanying notes to financial statements
8

CMFG Variable Life Insurance Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Ultra Series Mid Cap Fund, Class I, Subaccount		Ultra Series Moderate Allocation Fund, Class I, Subaccount

	2016	2015	2016	2015

Increase (decrease) in net assets from operations
Net investment income (loss)	$(163,289)	$(161,897)	$20,193	$14,477
Net realized gain (loss) on investments	2,050,535	2,231,714	50,332	137,668
Net change in unrealized appreciation (depreciation) on investments	208,264	(2,024,597)	49,198	(186,742)

Net increase (decrease) in net assets resulting from operations	2,095,510	45,220	119,723	(34,597)

Contract transactions
Payments received from policy owners	939,600	1,111,714	118,385	127,303
Transfers between subaccounts (including fixed accounts), net	(214,782)	(575,177)	10,238	(103,201)
Payment for contract benefits and terminations	(1,043,369)	(897,658)	(47,335)	(80,382)
Contract charges and fees	(933,576)	(988,903)	(97,957)	(99,012)

Net increase (decrease) in net assets from contract transactions	(1,252,127)	(1,350,024)	(16,669)	(155,292)

Total increase (decrease) in net assets	843,383	(1,304,804)	103,054	(189,889)

Net assets
Beginning of period	18,614,041	19,918,845	1,847,019	2,036,908

End of period	$19,457,424	$18,614,041	$1,950,073	$1,847,019

	Ultra Series Money Market Fund, Class I, Subaccount**		Ultra Series Small Cap Fund, Class I, Subaccount**

	2016	2015	2016	2015

Increase (decrease) in net assets from operations
Net investment income (loss)	$(2,162)	$(17,503)	$(121)	$(1,283)
Net realized gain (loss) on investments	–	–	(61,577)	18,455
Net change in unrealized appreciation (depreciation) on investments	–	–	46,940	(19,717)

Net increase (decrease) in net assets resulting from operations	(2,162)	(17,503)	(14,758)	(2,545)

Contract transactions
Payments received from policy owners	32,947	250,368	524	5,558
Transfers between subaccounts (including fixed accounts), net	(1,772,251)	166,912	(118,092)	(114,450)
Payment for contract benefits and terminations	(152,846)	(204,631)	–	(1,133)
Contract charges and fees	(27,200)	(239,953)	(582)	(9,911)

Net increase (decrease) in net assets from contract transactions	(1,919,350)	(27,304)	(118,150)	(119,936)

Total increase (decrease) in net assets	(1,921,512)	(44,807)	(132,908)	(122,481)

Net assets
Beginning of period	1,921,512	1,966,319	132,908	255,389

End of period	$–	$1,921,512	$–	$132,908

** The Subaccount ceased operations effective February 12, 2016.

See accompanying notes to financial statements
9

CMFG Variable Life Insurance Account
Statements of Changes in Net Assets (continued)
For the Years Ended December 31,

	Vanguard VIF Money Market Portfolio, Subaccount*

	2016	2015

Increase (decrease) in net assets from operations
Net investment income (loss)	$(7,338)	$–
Net realized gain (loss) on investments	–	–
Net change in unrealized appreciation (depreciation) on investments	–	–

Net increase (decrease) in net assets resulting from operations	(7,338)	–

Contract transactions
Payments received from policy owners	214,251	–
Transfers between subaccounts (including fixed accounts), net	2,090,857	–
Payment for contract benefits and terminations	(84,017)	–
Contract charges and fees	(207,744)	–

Net increase (decrease) in net assets from contract transactions	2,013,347	–

Total increase (decrease) in net assets	2,006,009	–

Net assets
Beginning of period	–	–

End of period	$2,006,009	$–

* The Subaccount commenced operations effective February 12, 2016.

See accompanying notes to financial statements
10

CMFG Variable Life Insurance Account
Notes to Financial Statements

(1) Organization

The CMFG Variable Life Insurance Account (“the Account”) was established as a separate account of CMFG Life Insurance Company (“The Company”). The Account has been registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”) as amended. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

The Account was established to receive and invest net premiums paid by the policyholders to the Company under two flexible premium variable life insurance policy types issued by the Company: MEMBERS® Variable Universal Life and UltraVers ALL-LifeSM (type 1) and MEMBERS® Variable Universal Life II (type 2) (“contracts”).

The Account is divided into a number of subaccounts, each of which is treated as an individual accounting entity for financial reporting purposes. Each subaccount invests solely in a corresponding portfolio of one of the following funds, each an open-end management investment company registered with the SEC.

Franklin Templeton Variable Insurance Products Trust	Ultra Series Fund
Templeton Developing Markets VIP Fund(1)	Aggressive Allocation Fund(1)
MFS® Variable Insurance Trust II	Core Bond Fund
MFS® Strategic Income Portfolio	Conservative Allocation Fund(1)
Oppenheimer Variable Account Funds	Diversified Income Fund
Oppenheimer Global Strategic Income Fund/VA(1)	High Income Fund(1)
T. Rowe Price International Series, Inc.	International Stock Fund(1)
T. Rowe Price International Stock Portfolio	Large Cap Growth Fund
Large Cap Value Fund
Mid Cap Fund
Moderate Allocation Fund(1)
Vanguard Variable Insurance Fund
Vanguard VIF Money Market Portfolio

(1) This subaccount is only available in the MEMBERS® Variable Universal Life II (type 2) product.

The accompanying financial statements include only the contract owner assets, deposits, investment activity, and the contract transactions applicable to the variable portions of the contracts and exclude assets and activity for deposits for fixed dollar benefits, which are included in the general account of the Company. The net investment income and the realized and unrealized gains and losses from the assets for each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

(2) Significant Accounting Policies

Basis of Presentation

The Account is an investment company and follows the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946,Financial Services-Investment Companies.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

11

CMFG Variable Life Insurance Account
Notes to Financial Statements

(2) Significant Accounting Policies (continued)

Investment Valuation

Investments are made in shares of a fund and are recorded at fair value, determined by the net asset value per share of the respective fund. Investment transactions in each fund are recorded on the trade date. Realized gains and losses on redemptions of the shares of the fund are determined using the average cost basis. Income from dividends and gains from realized gain distributions from each fund are recorded on the ex-dividend date and are reinvested in that fund. The difference between cost and fair value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

Federal Income Taxes

The operations of the Account are included in the consolidated federal income tax return of CUNA Mutual Holding Company (“CMHC”), the Company’s ultimate parent, and its subsidiaries. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (“IRC”). The Account’s activities are included in the Company’s taxable income. Under current provisions of the IRC, the Company does not expect to incur federal income taxes on recorded earnings or the realized capital gains attributed to the Account to the extent these earnings are credited to the policies. Accordingly, no provision for income tax is currently recorded. If such taxes are incurred by the Company in the future, a tax provision may be recorded.

Accounting Standards Updated Pending Adoption

In January 2016, the FASB issued Accounting Standard Update (“ASU”) No. 2016-01,Recognition and Measurement of Financial Assets and Liabilities (“ASU 2016-01”), effective in 2018. The new standard will require equity investments to be measured at fair value with changes in fair value recognized in net income. Other provisions in ASU 2016-01 were not applicable to the Account. Because the Account currently records the change in fair value of equity investments in the statement of operations in accordance with guidance for investment companies, ASU 2016-01 will have no impact on its financial statements.

(3) Fees and Charges

Policy Charges

In addition to charges for premium taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by the Company by redeeming an appropriate number of units for each policy and are included in contract charges and fees in the accompanying Statements of Changes in Net Assets of the applicable subaccount:

Administrative Fee: The Company has primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, the Company may assess each policy a monthly administrative fee which is processed through redemption of units. This fee on an annual basis is $0.45 per $1,000 of the amount specified in the policy for the first ten policy years. This fee is not assessed after ten policy years.

Surrender Charges: For the type 1 product, the sales and administrative expenses are incurred when a policy is issued and are deferred (deferred charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during the first ten years. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the guideline annual premium (as defined under the Investment Company Act of 1940) of the policy.

For the type 2 product, in the event a policy owner surrenders a policy prior to nine years, the policy owner is assessed a contractual surrender charge to compensate the Company for certain sales and administrative expenses. Any such surrender charges are included in contract charges and fees in the accompanying Statements of Changes in Net Assets. The surrender charges are deducted from the payout in the event of a complete surrender of the policy during the first nine policy years; there is no surrender charge after nine policy years. Should there be a change of a specified amount, surrender charges are deducted from the payout for the first nine years following the change. There are no surrender charges after nine years following the change to a specified amount.

12

CMFG Variable Life Insurance Account
Notes to Financial Statements

(3) Fees and Charges (continued)

Policy Fee: The Company incurs first-year expenses upon issue of a policy, and assesses each policy a monthly policy fee in the amount of $6 per month ($3 per month for issue ages 0-19 for the type 1 product only) to recover these expenses.

Cost of Insurance and Additional Benefits Provided: The Company is responsible for providing the insurance benefits provided in the policy. The cost of insurance is determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables such as the death benefit option selected by the policy owner, the benefit amount specified in the policy, and the cash value, all as described in the Account’s prospectus. Several riders are available on the contracts that provide additional benefits, including children’s insurance, guaranteed insurability, accidental death benefit, other insured term rider, and disability waiver of deductions or premium which can also impact the cost of insurance.

Account Charges

Mortality and Expense Risk Charge: The Company deducts a daily mortality and expense risk charge from the assets of the Subaccount to compensate it for assuming certain mortality and expense risks at an annual rate of 0.90%.These charges are included in mortality and expense charges in the accompanying Statement of Operations of the applicable subaccount.

(4) Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Account has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

•	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Account has the ability to access at the measurement date.

•
Level 2:  All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar assets or liabilities in active markets, (ii) quoted prices for identical or similar assets or liabilities in markets that are not active and (iii) inputs other than quoted prices that are observable for the asset or liability, and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•
Level 3:  One or more significant inputs are unobservable and reflect the Account’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

The hierarchy requires the use of market observable information when available for assessing fair value.

13

CMFG Variable Life Insurance Account
Notes to Financial Statements

(4) Fair Value (continued)

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2016. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2016 Assets, at Fair Value	Total

Templeton Developing Markets VIP Fund, Class 2, Subaccount	$10,428
MFS® Strategic Income Portfolio, Initial Class, Subaccount	243,705
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	9,723
T. Rowe Price International Stock Portfolio, Subaccount	5,628,266
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	1,062,485
Ultra Series Core Bond Fund, Class I, Subaccount	6,293,328
Ultra Series Conservative Allocation Fund, Class I, Subaccount	305,150
Ultra Series Diversified Income Fund, Class I, Subaccount	52,654,864
Ultra Series High Income Fund, Class I, Subaccount	1,030,140
Ultra Series International Stock Fund, Class I, Subaccount	2,296,470
Ultra Series Large Cap Growth Fund, Class I, Subaccount	36,221,132
Ultra Series Large Cap Value Fund, Class I, Subaccount	72,037,182
Ultra Series Mid Cap Fund, Class I, Subaccount	19,457,424
Ultra Series Moderate Allocation Fund, Class I, Subaccount	1,950,073
Vanguard VIF Money Market Portfolio, Subaccount	2,006,009

The following table summarizes the Account’s assets that are measured at fair value as of December 31, 2015. All of the Account’s assets consist of Level 2 mutual funds that have daily quoted net asset values at which the Account could transact.

December 31, 2015 Assets, at Fair Value	Total

Templeton Developing Markets VIP Fund, Class 2, Subaccount	$10,818
MFS® Strategic Income Portfolio, Initial Class, Subaccount	242,899
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	10,678
T. Rowe Price International Stock Portfolio, Subaccount	5,948,140
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	969,072
Ultra Series Core Bond Fund, Class I, Subaccount	6,580,065
Ultra Series Conservative Allocation Fund, Class I, Subaccount	420,959
Ultra Series Diversified Income Fund, Class I, Subaccount	52,559,635
Ultra Series High Income Fund, Class I, Subaccount	996,340
Ultra Series International Stock Fund, Class I, Subaccount	2,470,673
Ultra Series Large Cap Growth Fund, Class I, Subaccount	37,203,689
Ultra Series Large Cap Value Fund, Class I, Subaccount	68,311,619
Ultra Series Mid Cap Fund, Class I, Subaccount	18,614,041
Ultra Series Moderate Allocation Fund, Class I, Subaccount	1,847,019
Ultra Series Money Market Fund, Class I, Subaccount	1,921,512
Ultra Series Small Cap Fund, Class I, Subaccount	132,908

There were no Level 3 investments in the Account, therefore, Level 3 roll-forward tables have not been provided. There were no transfers between levels during the years ended December 31, 2016 and 2015.

14

CMFG Variable Life Insurance Account
Notes to Financial Statements

(5) Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2016 are as follows:

Year Ended December 31, 2016	Purchases	Sales

Templeton Developing Markets VIP Fund, Class 2, Subaccount	$93	$2,187
MFS® Strategic Income Portfolio, Initial Class, Subaccount	7,671	18,744
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	541	1,625
T. Rowe Price International Stock Portfolio, Subaccount	419,889	595,311
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	96,887	52,988
Ultra Series Core Bond Fund, Class I, Subaccount	546,819	820,617
Ultra Series Conservative Allocation Fund, Class I, Subaccount	33,024	160,636
Ultra Series Diversified Income Fund, Class I, Subaccount	5,856,188	5,332,084
Ultra Series High Income Fund, Class I, Subaccount	67,761	97,863
Ultra Series International Stock Fund, Class I, Subaccount	176,798	237,199
Ultra Series Large Cap Growth Fund, Class I, Subaccount	3,064,886	3,665,071
Ultra Series Large Cap Value Fund, Class I, Subaccount	10,450,475	5,566,654
Ultra Series Mid Cap Fund, Class I, Subaccount	2,336,754	1,976,847
Ultra Series Moderate Allocation Fund, Class I, Subaccount	154,696	101,850
Ultra Series Money Market Fund, Class I, Subaccount	399,467	2,320,978
Ultra Series Small Cap Fund, Class I, Subaccount	3,624	120,293
Vanguard VIF Money Market Portfolio, Subaccount	2,367,266	361,257

The cost of purchases and proceeds from sales of investments in the various subaccounts for the year ended December 31, 2015 are as follows:

Year Ended December 31, 2015	Purchases	Sales

Templeton Developing Markets VIP Fund, Class 2, Subaccount	$2,297	$2,867
MFS® Strategic Income Portfolio, Initial Class, Subaccount	15,024	21,929
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount	704	2,593
T. Rowe Price International Stock Portfolio, Subaccount	298,104	718,726
Ultra Series Aggressive Allocation Fund, Class I, Subaccount	190,239	173,120
Ultra Series Core Bond Fund, Class I, Subaccount	333,868	915,285
Ultra Series Conservative Allocation Fund, Class I, Subaccount	30,362	296,105
Ultra Series Diversified Income Fund, Class I, Subaccount	5,043,960	5,242,332
Ultra Series High Income Fund, Class I, Subaccount	86,398	105,077
Ultra Series International Stock Fund, Class I, Subaccount	183,020	243,168
Ultra Series Large Cap Growth Fund, Class I, Subaccount	4,764,252	2,981,697
Ultra Series Large Cap Value Fund, Class I, Subaccount	12,132,290	6,567,542
Ultra Series Mid Cap Fund, Class I, Subaccount	2,246,600	1,916,961
Ultra Series Moderate Allocation Fund, Class I, Subaccount	225,392	243,997
Ultra Series Money Market Fund, Class I, Subaccount	328,083	372,891
Ultra Series Small Cap Fund, Class I, Subaccount	40,384	130,667

15

CMFG Variable Life Insurance Account
Notes to Financial Statements

(6) Changes in Subaccount Units Outstanding

The changes in Subaccount units outstanding for years ended December 31, 2016 and 2015 were as follows:

	Templeton Developing Markets VIP Fund, Class 2, Subaccount		MFS® Strategic Income Portfolio, Initial Class, Subaccount

	Type 1 ^	Type 2	Type 1	Type 2

Units outstanding at December 31, 2014	-	878	11,086	13
Units issued	-	-	4	-
Units redeemed	-	(167)	(807)	(1)

Units outstanding at December 31, 2015	-	711	10,283	12
Units issued	-	-	10	-
Units redeemed	-	(122)	(679)	(2)

Units outstanding at December 31, 2016	-	589	9,614	10

	Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount		T. Rowe Price International Stock Portfolio, Subaccount

	Type 1 ^	Type 2	Type 1	Type 2

Units outstanding at December 31, 2014	-	3,003	311,280	12,251
Units issued	-	-	22,652	-
Units redeemed	-	(548)	(46,936)	(1,803)

Units outstanding at December 31, 2015	-	2,455	286,996	10,448
Units issued	-	12	25,624	12
Units redeemed	-	(353)	(42,489)	(3,756)

Units outstanding at December 31, 2016	-	2,114	270,131	6,704

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount		Ultra Series Core Bond Fund, Class I, Subaccount

	Type 1 ^	Type 2	Type 1	Type 2

Units outstanding at December 31, 2014	-	94,904	100,204	145,530
Units issued	-	11,948	5,873	122,439
Units redeemed	-	(20,556)	(15,844)	(136,463)

Units outstanding at December 31, 2015	-	86,296	90,233	131,506
Units issued	-	11,231	10,253	109,648
Units redeemed	-	(9,822)	(14,864)	(119,800)

Units outstanding at December 31, 2016	-	87,705	85,622	121,354

^ This Subaccount is not available in this product type.

16

CMFG Variable Life Insurance Account
Notes to Financial Statements

(6) Changes in Subaccount Units Outstanding (continued)

	Ultra Series Conservative Allocation Fund, Class I, Subaccount		Ultra Series Diversified Income Fund, Class I, Subaccount

	Type 1 ^	Type 2	Type 1	Type 2

Units outstanding at December 31, 2014	-	56,891	549,797	440,417
Units issued	-	2,500	34,473	113,696
Units redeemed	-	(25,360)	(73,982)	(147,117)

Units outstanding at December 31, 2015	-	34,031	510,288	406,996
Units issued	-	4,020	36,051	107,743
Units redeemed	-	(14,442)	(74,074)	(132,332)

Units outstanding at December 31, 2016	-	23,609	472,265	382,407

	Ultra Series High Income Fund, Class I, Subaccount		Ultra Series International Stock Fund, Class I, Subaccount

	Type 1 ^	Type 2	Type 1 ^	Type 2

Units outstanding at December 31, 2014	-	55,879	-	109,653
Units issued	-	47,533	-	105,432
Units redeemed	-	(51,034)	-	(109,279)

Units outstanding at December 31, 2015	-	52,378	-	105,806
Units issued	-	43,871	-	112,014
Units redeemed	-	(47,568)	-	(115,608)

Units outstanding at December 31, 2016	-	48,681	-	102,212

	Ultra Series Large Cap Growth Fund, Class I, Subaccount		Ultra Series Large Cap Value Fund, Class I, Subaccount

	Type 1	Type 2	Type 1	Type 2

Units outstanding at December 31, 2014	613,335	513,380	512,266	572,423
Units issued	39,172	185,320	32,758	256,458
Units redeemed	(67,865)	(219,955)	(66,790)	(301,508)

Units outstanding at December 31, 2015	584,642	478,745	478,234	527,373
Units issued	43,828	168,076	32,520	227,520
Units redeemed	(86,275)	(199,368)	(59,891)	(263,264)

Units outstanding at December 31, 2016	542,195	447,453	450,863	491,629

^ This Subaccount is not available in this product type.

17

CMFG Variable Life Insurance Account
Notes to Financial Statements

(6) Changes in Subaccount Units Outstanding (continued)

	Ultra Series Mid Cap Fund, Class I, Subaccount		Ultra Series Moderate Allocation Fund, Class I, Subaccount

	Type 1	Type 2	Type 1 ^	Type 2

Units outstanding at December 31, 2014	361,874	296,703	-	167,204
Units issued	23,678	134,069	-	23,613
Units redeemed	(44,548)	(156,629)	-	(36,297)

Units outstanding at December 31, 2015	341,004	274,143	-	154,520
Units issued	23,092	130,547	-	25,745
Units redeemed	(42,376)	(150,864)	-	(26,920)

Units outstanding at December 31, 2016	321,720	253,826	-	153,345

	Ultra Series Money Market Fund, Class I, Subaccount**		Ultra Series Small Cap Fund, Class I, Subaccount**

	Type 1	Type 2	Type 1 ^	Type 2

Units outstanding at December 31, 2014	49,695	74,489	-	14,918
Units issued	16,104	32,724	-	2,732
Units redeemed	(18,149)	(30,787)	-	(9,692)

Units outstanding at December 31, 2015	47,650	76,426	-	7,958
Units issued	12,771	14,281	-	1,027
Units redeemed	(60,421)	(90,707)	-	(8,985)

Units outstanding at December 31, 2016	-	-	-	-

	Vanguard VIF Money Market Portfolio, Subaccount*

	Type 1	Type 2

Units outstanding at December 31, 2014	-	-
Units issued	-	-
Units redeemed	-	-

Units outstanding at December 31, 2015	-	-
Units issued	123,348	151,498
Units redeemed	(27,161)	(47,086)

Units outstanding at December 31, 2016	96,187	104,412

^ This Subaccount is not available in this product type.
* The Subaccount commenced operations effective February 12, 2016.
** The Subaccount ceased operations effective February 12, 2016.

18

CMFG Variable Life Insurance Account
Notes to Financial Statements

(7) Financial Highlights

The table below provides financial highlights for each subaccount for the five preceeding years ended December 31. In certain instances, fewer years are presented because the subaccount was not available for the entire five-year period.

	Templeton Developing Markets VIP Fund, Class 2, Subaccount

	2016		2015		2014		2013		2012

	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2

Unit value - Beginning of period	-	$15.22	-	$19.10	-	$21.04	-	$21.44	-	$19.11
Unit value - End of period	-	$17.71	-	$15.22	-	$19.10	-	$21.04	-	$21.44
Net assets at end of period (000’s)	-	$10	-	$11	-	$17	-	$22	-	$25
Units outstanding at end of period (000’s)	-	1	-	1	-	1	-	1	-	1
Total return (1)	-	16.36%	-	-20.31%	-	-9.22%	-	-1.87%	-	12.19%
Investment income ratio (2)	-	0.86%	-	2.07%	-	1.45%	-	1.97%	-	1.38%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	MFS® Strategic Income Portfolio, Initial Class, Subaccount

	2016		2015		2014		2013 (a)		2012

	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2

Unit value - Beginning of period	$23.60	$19.84	$24.27	$20.45	$23.72	$19.98	$-	$-	-	-
Unit value - End of period	$25.32	$21.20	$23.60	$19.84	$24.27	$20.45	$23.72	$19.98	-	-
Net assets at end of period (000’s)	$243	$0	$243	$-	$269	$-	276	1	-	-
Units outstanding at end of period (000’s)	10	0	9	0	11	0	12	-	-	-
Total return (1)	7.29%	6.85%	-2.76%	-2.98%	2.32%	2.35%	2.33%	2.41%	-	-
Investment income ratio (2)	3.10%	3.10%	5.77%	5.77%	3.20%	3.20%	8.40%	8.40%	-	-
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	-	-

	Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares, Subaccount

	2016		2015		2014		2013		2012 (b)

	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2

Unit value - Beginning of period	-	$4.35	-	$4.48	-	$4.39	-	$4.45	-	$-
Unit value - End of period	-	$4.60	-	$4.35	-	$4.48	-	$4.39	-	$4.45
Net assets at end of period (000’s)	-	$10	-	$11	$-	$13	$-	$14	-	$42
Units outstanding at end of period (000’s)	-	2	-	2	-	3	-	3	-	9
Total return (1)	-	5.75%	-	-2.90%	-	2.05%	-	-1.35%	-	1.60%
Investment income ratio (2)	-	4.94%	-	5.73%	-	4.25%	-	4.47%	-	0.00%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	T. Rowe Price International Stock Portfolio, Subaccount

	2016		2015		2014		2013		2012

	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2

Unit value - Beginning of period	$20.28	$12.27	$20.63	$12.48	$21.05	$12.75	$18.63	$11.29	$15.87	$9.61
Unit value - End of period	$20.53	$12.42	$20.28	$12.27	$20.63	$12.48	$21.05	$12.75	$18.63	$11.29
Net assets at end of period (000’s)	$5,545	$83	$5,820	$128	$6,421	$153	$6,881	$171	$6,674	$232
Units outstanding at end of period (000’s)	270	7	287	10	311	12	327	13	358	21
Total return (1)	1.23%	1.22%	-1.70%	-1.68%	-2.00%	-2.12%	12.99%	12.93%	17.39%	17.48%
Investment income ratio (2)	1.05%	1.05%	0.91%	0.91%	1.04%	1.04%	0.85%	0.85%	1.25%	1.25%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

19

CMFG Variable Life Insurance Account
Notes to Financial Statements

(7) Financial Highlights (continued)

	Ultra Series Aggressive Allocation Fund, Class I, Subaccount

	2016		2015		2014		2013		2012

	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2

Unit value - Beginning of period	-	$11.23	-	$11.47	-	$10.78	-	$8.89	-	$8.06
Unit value - End of period	-	$12.11	-	$11.23	-	$11.47	-	$10.78	-	$8.89
Net assets at end of period (000’s)	-	$1,062	-	$969	-	$1,088	-	$1,076	-	$943
Units outstanding at end of period (000’s)	-	88	-	86	-	95	-	100	-	106
Total return (1)	-	7.84%	-	-2.09%	-	6.40%	-	21.26%	-	10.30%
Investment income ratio (2)	-	1.89%	-	1.46%	-	1.95%	-	1.20%	-	2.45%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series Core Bond Fund, Class I, Subaccount

	2016		2015		2014		2013		2012

	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2

Unit value - Beginning of period	$47.80	$17.24	$48.33	$17.43	$46.41	$16.74	$47.90	$17.25	$46.83	$16.87
Unit value - End of period	$48.65	$17.54	$47.80	$17.24	$48.33	$17.43	$46.41	$16.74	$47.90	$17.25
Net assets at end of period (000’s)	$4,165	$2,128	$4,313	$2,267	$4,843	$2,536	$4,886	$3,022	$5,338	$3,696
Units outstanding at end of period (000’s)	86	121	90	132	100	146	105	181	111	214
Total return (1)	1.78%	1.74%	-1.10%	-1.09%	4.14%	4.12%	-3.11%	-2.96%	2.28%	2.25%
Investment income ratio (2)	2.92%	2.92%	3.02%	3.02%	3.10%	3.10%	3.14%	3.14%	3.21%	3.21%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Conservative Allocation Fund, Class I, Subaccount

	2016		2015		2014		2013		2012

	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2

Unit value - Beginning of period	-	$12.37	-	$12.56	-	$11.96	-	$11.20	-	$10.37
Unit value - End of period	-	$12.92	-	$12.37	-	$12.56	-	$11.96	-	$11.20
Net assets at end of period (000’s)	-	$305	-	$421	-	$715	-	$704	-	$564
Units outstanding at end of period (000’s)	-	24	-	34	-	57	-	59	-	50
Total return (1)	-	4.45%	-	-1.51%	-	5.02%	-	6.79%	-	8.00%
Investment income ratio (2)	-	1.51%	-	1.29%	-	2.21%	-	2.76%	-	4.58%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series Diversified Income Fund, Class I, Subaccount

	2016		2015		2014		2013		2012

	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2

Unit value - Beginning of period	$88.58	$18.08	$89.29	$18.24	$84.13	$17.21	$73.12	$14.96	$68.21	$13.95
Unit value - End of period	$95.68	$19.53	$88.58	$18.08	$89.29	$18.24	$84.13	$17.21	$73.12	$14.96
Net assets at end of period (000’s)	$45,186	$7,469	$45,202	$7,358	$49,090	$8,034	$49,604	$8,251	$46,785	$7,952
Units outstanding at end of period (000’s)	472	382	510	407	550	440	590	480	640	532
Total return (1)	8.02%	8.02%	-0.80%	-0.88%	6.13%	5.98%	15.06%	15.04%	7.20%	7.24%
Investment income ratio (2)	2.41%	2.41%	2.48%	2.48%	2.36%	2.36%	2.26%	2.26%	2.70%	2.70%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

20

CMFG Variable Life Insurance Account
Notes to Financial Statements

(7) Financial Highlights (continued)

	Ultra Series High Income Fund, Class I, Subaccount

	2016		2015		2014		2013		2012

	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2

Unit value - Beginning of period	-	$19.02	-	$19.68	-	$19.53	-	$18.68	-	$16.94
Unit value - End of period	-	$21.16	-	$19.02	-	$19.68	-	$19.53	-	$18.68
Net assets at end of period (000’s)	-	$1,030	-	$996	-	$1,100	-	$1,380	-	$1,517
Units outstanding at end of period (000’s)	-	49	-	52	-	56	-	71	-	81
Total return (1)	-	11.25%	-	-3.35%	-	0.77%	-	4.55%	-	10.27%
Investment income ratio (2)	-	5.15%	-	5.57%	-	5.67%	-	6.39%	-	8.44%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series International Stock Fund, Class I, Subaccount

	2016		2015		2014		2013		2012

	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2

Unit value - Beginning of period	-	$23.35	-	$24.39	-	$26.39	-	$22.05	-	$18.34
Unit value - End of period	-	$22.47	-	$23.35	-	$24.39	-	$26.39	-	$22.05
Net assets at end of period (000’s)	-	$2,296	-	$2,471	-	$2,675	-	$3,110	-	$2,896
Units outstanding at end of period (000’s)	-	102	-	106	-	110	-	118	-	131
Total return (1)	-	-3.77%	-	-4.26%	-	-7.58%	-	19.68%	-	20.23%
Investment income ratio (2)	-	1.79%	-	1.96%	-	3.57%	-	0.20%	-	1.70%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series Large Cap Growth Fund, Class I, Subaccount

	2016		2015		2014		2013		2012

	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2

Unit value - Beginning of period	$50.15	$16.46	$49.00	$16.09	$44.09	$14.47	$34.10	$11.19	$30.96	$10.15
Unit value - End of period	$52.56	$17.26	$50.15	$16.46	$49.00	$16.09	$44.09	$14.47	$34.10	$11.19
Net assets at end of period (000’s)	$28,500	$7,721	$29,322	$7,881	$30,054	$8,260	$28,816	$8,243	$24,135	$7,025
Units outstanding at end of period (000’s)	542	447	585	479	613	513	654	570	708	628
Total return (1)	4.81%	4.86%	2.35%	2.30%	11.14%	11.20%	29.30%	29.31%	10.14%	10.25%
Investment income ratio (2)	0.84%	0.84%	1.13%	1.13%	0.67%	0.67%	0.63%	0.63%	0.77%	0.77%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Large Cap Value Fund, Class I, Subaccount

	2016		2015		2014		2013		2012

	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2

Unit value - Beginning of period	$125.82	$15.44	$130.44	$16.01	$117.07	$14.38	$90.81	$11.16	$81.96	$10.07
Unit value - End of period	$140.93	$17.29	$126	$15.44	$130	$16.01	$117	$14.38	$91	$11.16
Net assets at end of period (000’s)	$63,538	$8,499	$60,169	$8,143	$66,821	$9,164	$64,286	$9,266	$53,078	$8,045
Units outstanding at end of period (000’s)	451	492	478	527	512	572	549	644	584	721
Total return (1)	12.01%	11.98%	-3.54%	-3.56%	11.42%	11.34%	28.92%	28.85%	10.80%	10.82%
Investment income ratio (2)	1.53%	1.53%	1.22%	1.22%	1.32%	1.32%	1.56%	1.56%	2.08%	2.08%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

^ This Subaccount is not available in this product type.

21

CMFG Variable Life Insurance Account
Notes to Financial Statements

(7) Financial Highlights (continued)

	Ultra Series Mid Cap Fund, Class I, Subaccount

	2016		2015		2014		2013		2012

	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2

Unit value - Beginning of period	$27.59	$33.58	$27.54	$33.55	$25.29	$30.83	$19.74	$24.07	$17.14	$20.89
Unit value - End of period	$30.85	$37.56	$27.59	$33.58	$27.54	$33.55	$25.29	$30.83	$19.74	$24.07
Net assets at end of period (000’s)	$9,923	$9,534	$9,407	$9,207	$9,964	$9,954	$9,744	$10,024	$8,104	$8,692
Units outstanding at end of period (000’s)	322	254	341	274	362	297	385	325	410	361
Total return (1)	11.82%	11.85%	0.18%	0.09%	8.90%	8.82%	28.12%	28.08%	15.17%	15.22%
Investment income ratio (2)	0.02%	0.02%	0.07%	0.07%	0.04%	0.04%	0.01%	0.01%	0.30%	0.30%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Moderate Allocation Fund, Class I, Subaccount

	2016		2015		2014		2013		2012

	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2

Unit value - Beginning of period	-	$11.95	-	$12.18	-	$11.49	-	$10.04	-	$9.16
Unit value - End of period	-	$12.72	-	$11.95	-	$12.18	-	$11.49	-	$10.04
Net assets at end of period (000’s)	-	$1,950	-	$1,847	-	$2,037	-	$2,475	-	$2,374
Units outstanding at end of period (000’s)	-	153	-	155	-	167	-	215	-	237
Total return (1)	-	6.44%	-	-1.89%	-	6.01%	-	14.44%	-	9.61%
Investment income ratio (2)	-	1.96%	-	1.63%	-	1.82%	-	1.83%	-	2.98%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

	Ultra Series Money Market Fund, Class I, Subaccount

	2016 (c)		2015		2014		2013		2012

	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2

Unit value - Beginning of period	$22.38	$11.19	$22.62	$11.31	$22.86	$11.43	$23.10	$11.55	$23.32	$11.67
Unit value - End of period	$-	$-	$22.38	$11.19	$22.62	$11.31	$22.86	$11.43	$23.10	$11.55
Net assets at end of period (000’s)	$-	$-	$1,066	$855	$1,124	$842	$1,153	$1,242	$1,226	$2,538
Units outstanding at end of period (000’s)	-	-	48	76	50	74	50	109	53	220
Total return (1)	-0.13%	-0.09%	-1.06%	-1.06%	-1.05%	-1.05%	-1.04%	-1.04%	-0.94%	-1.03%
Investment income ratio (2)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio (3)	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%

	Ultra Series Small Cap Fund, Class I, Subaccount

	2016 (c)		2015		2014		2013		2012

	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2	Type 1 ^	Type 2

Unit value - Beginning of period	-	$16.70	-	$17.12	-	$16.06	-	$12.21	-	$10.67
Unit value - End of period	-	$-	-	$16.70	-	$17.12	-	$16.06	-	$12.21
Net assets at end of period (000’s)	-	$-	-	$133	-	$255	-	$246	-	$187
Units outstanding at end of period (000’s)	-	-	-	8	-	15	-	15	-	15
Total return (1)	-	-11.86%	-	-2.45%	-	6.60%	-	31.53%	-	14.43%
Investment income ratio (2)	-	0.00%	-	0.37%	-	0.73%	-	0.34%	-	0.96%
Expense ratio (3)	-	0.90%	-	0.90%	-	0.90%	-	0.90%	-	0.90%

^ This Subaccount is not available in this product type.

22

CMFG Variable Life Insurance Account
Notes to Financial Statements

(7) Financial Highlights (continued)

	Vanguard VIF Money Market Portfolio, Subaccount

	2016 (d)		2015		2014		2013		2012

	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2	Type 1	Type 2

Unit value - Beginning of period	$10.00	$10.00	-	-	-	-	-	-	-	-
Unit value - End of period	$10.00	$10.00	-	-	-	-	-	-	-	-
Net assets at end of period (000’s)	$962	$1,044	-	-	-	-	-	-	-	-
Units outstanding at end of period (000’s)	96	104	-	-	-	-	-	-	-	-
Total return (1)	0.00%	0.00%	-	-	-	-	-	-	-	-
Investment income ratio (2)	0.43%	0.43%	-	-	-	-	-	-	-	-
Expense ratio (3)	0.90%	0.90%	-	-	-	-	-	-	-	-

^ This Subaccount is not available in this product type.

(1)
The Total Return represents the total return for the periods indicated, including changes in the value of the underlying fund and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period shown and, accordingly, is not annualized for periods less than one year.

(2)
The Investment Income Ratio represents dividends received by the subaccount, excluding capital gains distributions, divided by the average net assets for the period indicated. The recognition of investment income is determined by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(3)
The Expense Ratio represents the annualized contract expenses of the respective contract of the Subaccount, consisting of mortality and expense risk charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(a)	For the period of August 16, 2013 to December 31, 2013.

(b)	For the period of October 26, 2012 to December 31, 2012.

(c)	For the period January 1, 2016 to February 12, 2016 (fund liquidation). The total return calculation is based on the last unit price.

(d)	For the period of February 15, 2016 to December 31, 2016 with a beginning unit value of $10.00. Total return is based on the beginning unit value.

(8)	Subsequent Events

The Account evaluated subsequent events through the date the financial statements were issued. During this period, there were no significant subsequent events that required adjustment to or disclosure in the accompanying financial statements.

23

CMFG Life Insurance
Company and Subsidiary

Consolidated Statutory Basis
Financial Statements for CMFG
Life Insurance Company and
Subsidiary as of December 31,
2016 and 2015 and for each of
the Two Years Ended December
31, 2016 and 2015 and Statutory
Basis Financial Statements for
CMFG Life Insurance Company for
the Year Ended December 31,
2014, Supplemental Schedules as
of and for each of the Years
Ended December 31, 2016 and
2015 and Independent Auditors’
Report

INDEPENDENT AUDITORS’ REPORT

To the Audit Committee and Stockholder of
CMFG Life Insurance Company
Waverly, Iowa

We have audited the accompanying consolidated statutory basis financial statements of CMFG Life Insurance Company and subsidiary (collectively, the “Company”), which comprise the consolidated statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2016 and 2015, and the related consolidated statutory basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2016, and the related notes to the consolidated statutory basis financial statements.

Management’s Responsibility for the Consolidated Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated statutory basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated statutory basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated statutory basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated statutory basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the consolidated statutory basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated statutory basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the consolidated statutory basis financial statements, the consolidated statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division.

The effects on the consolidated statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 to the consolidated statutory basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the consolidated statutory basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of CMFG Life Insurance Company and subsidiary as of December 31, 2016 and 2015, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2016.

Opinion on Statutory Basis of Accounting

In our opinion, the consolidated statutory basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of CMFG Life Insurance Company and subsidiary as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division as described in Note 2 to the consolidated statutory basis financial statements.

Emphasis of Matters

As discussed in Note 1, the consolidated statutory basis financial statements include the accounts of CMFG Life Insurance Company (“CMFG Life”) and its indirect wholly-owned subsidiary, MEMBERS Life Insurance Company (“MEMBERS Life”) (collectively the “Company”) as of and for the years ended December 31, 2016 and 2015. The prior period presented includes only the accounts of CMFG Life. Also as discussed in Note 1 to the consolidated statutory basis financial statements, CMFG Life merged with CMFG Life Vermont, Inc. (“CMFG Life VT”), which was previously a wholly-owned subsidiary. The merger was accounted for as a non-reciprocal transfer and is reflected in the consolidated statutory basis financial statements as if the merger had occurred on January 1, 2015. The prior period presented was not restated.

Our opinion is not modified with respect to these matters.

Report on Supplemental Schedules

Our 2016 audit was conducted for the purpose of forming an opinion on the 2016 consolidated statutory basis financial statements as a whole. The consolidating statements of statutory basis admitted assets, liabilities and capital and surplus as of December 31, 2016 and 2015 and the consolidating statutory basis statements of operations, changes in capital and surplus, and cash flows (collectively “consolidating information”) for the years then ended are presented for the purpose of additional analysis of the consolidated statutory basis financial statements rather than to present the statutory basis financial statements of admitted assets, liabilities and capital and surplus, operations, changes in capital and surplus, and cash flows of the individual companies and are not a required part of the consolidated statutory basis financial statements. The supplemental schedules of selected financial data, supplemental summary investment schedules, and supplemental schedules of investment risk interrogatories as of and for the year ended December 31, 2016 are presented for purposes of additional analysis and are not a required part of the 2016 consolidated statutory basis financial statements. The consolidating information and schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the consolidated statutory basis financial statements. Such consolidating information and schedules have been subjected to the auditing procedures applied in our audits of the 2016 and 2015 consolidated statutory basis financial statements and certain additional procedures, including comparing and reconciling such consolidating information and schedules directly to the underlying accounting and other records used to prepare the consolidated statutory basis financial statements or to the consolidated statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such consolidating information and schedules are fairly stated in all material respects in relation to the 2016 consolidated statutory basis financial statements as a whole.

/s/ DELOITTE & TOUCHE

Chicago, Illinois
March 24, 2017

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus
December 31, 2016 and 2015
($ in 000s)

Admitted Assets	2016	2015

Cash and invested assets
Bonds and notes	$7,777,181	$7,455,979
Investments in affiliates	1,014,956	996,230
Common stocks - unaffiliated	48,753	35,191
Preferred stocks - unaffiliated	15,869	16,215
Mortgage loans	1,534,869	1,518,722
Real estate occupied by the Company,
at cost less accumulated depreciation	71,319	73,687
Real estate held for production of income,
at cost less accumulated depreciation	7,302	7,326
Contract loans	102,700	102,897
Derivatives	33,170	17,419
Other invested assets	792,253	629,877
Receivable for securities sold	3,073	641
Cash, cash equivalents and short-term investments	108,814	75,055

Total cash and invested assets	11,510,259	10,929,239

Premiums in the course of collection	224,889	207,744
Accrued investment income	85,522	85,875
Federal income taxes recoverable	-	2,221
Net deferred tax asset	193,542	194,110
Amounts due from reinsurers	1,086	1,913
Electronic data processing equipment -
at cost, less accumulated depreciation	2,537	3,593
Receivables from affiliates	54,901	35,080
Other assets	9,361	10,410
Separate account assets	4,500,112	4,012,697

Total admitted assets	$16,582,209	$15,482,882

See accompanying notes to consolidated statutory basis financial statements.
3

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus, continued
December 31, 2016 and 2015
($ in 000s, except per share data)

Liabilities and Capital and Surplus	2016	2015

Liabilities
Policy reserves
Life insurance and annuity contracts	$7,378,372	$7,049,156
Accident and health contracts	829,913	799,282
Liability for deposit-type contracts	355,977	363,896
Policy and contract claims	97,983	94,909
Dividends payable to policyholders	24,796	24,752
Advance premium and experience refunds	87,990	88,956
Reinsurance payable	921	961
Interest maintenance reserve	48,487	49,766
Liability for employee retirement plans	191,910	179,866
Amount held for others	6,885	7,610
Payable to affiliates	42,283	44,607
Commissions, expenses, taxes, licenses, and fees accrued	169,477	197,965
Notes and interest payable	390,091	354,437
Asset valuation reserve	370,198	344,349
Derivatives	19,197	7,745
Payable for securities purchased	12,832	7,501
Federal income taxes payable	3,705	-
Other liabilities	72,334	32,787
Transfers to separate accounts	(23,924)	(36,805)
Separate account liabilities	4,500,112	4,012,697

Total liabilities	14,579,539	13,624,437

Capital and surplus
Capital
Common stock, $1 par value, 7,500,000 shares
authorized, issued and outstanding	7,500	7,500
Paid-in capital	62,837	62,837
Surplus notes	85,000	85,000
Unassigned surplus	1,847,333	1,703,108

Total capital and surplus	2,002,670	1,858,445

Total liabilities and capital and surplus	$16,582,209	$15,482,882

See accompanying notes to consolidated statutory basis financial statements.
4

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Operations
Years Ended December 31, 2016, 2015 and 2014
($ in 000s)

	2016	2015	2014

Income
Premiums and other considerations
Life and annuity contracts	$2,573,136	$2,574,154	$1,954,035
Accident and health contracts	566,283	534,832	525,849
Supplementary contracts	26,399	38,642	32,092
Net investment income	453,968	512,999	421,349
Reinsurance commissions	1,292	1,596	38,923
Commission and fee income	59,073	63,043	70,935
Other income	43,915	28,944	18,431

Total income	3,724,066	3,754,210	3,061,614

Benefits and expenses
Death and annuity benefits	464,195	454,641	381,419
Disability and accident and health benefits	221,637	200,151	213,206
Interest on deposit-type contracts	10,942	11,077	11,696
Other benefits to policyholders and beneficiaries	2,233	2,192	2,168
Surrender benefits	1,433,573	1,812,052	1,294,858
Payments on supplementary contracts with life contingencies, interest and adjustments on policy or deposit-type contract
funds, and group conversions	34,250	35,735	32,688
Increase in policy reserves-life and annuity contracts and
accident and health insurance	359,808	357,431	29,619
Other reinsurance expense	-	-	1,027,445
General insurance expenses	723,996	710,874	672,634
Insurance taxes, licenses, fees, and commissions	85,308	84,840	64,359
Net transfers to (from) separate accounts	170,630	(200,194)	(777,343)

Total benefits and expenses	3,506,572	3,468,799	2,952,749

Income before dividends to policyholders, federal income
tax expense (benefit) and net realized capital gains	217,494	285,411	108,865
Dividends to policyholders	25,392	24,479	22,395

Income before federal income tax expense (benefit)
and net realized capital gains	192,102	260,932	86,470
Federal income tax expense (benefit)	20,458	42,717	(1,993)

Income before net realized capital gains	171,644	218,215	88,463
Net realized capital gains, excluding gains transferred to IMR, net of tax expense (2016 - $23,100; 2015 - $27,446;
2014 - $32,102) excluding taxes transferred to IMR
(2016 - ($6,014); 2015 - ($306); 2014 - ($1,073))	24,577	39,109	18,486

Net income	$196,221	$257,324	$106,949

See accompanying notes to consolidated statutory basis financial statements.
5

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Changes in Capital and Surplus
Years Ended December 31, 2016, 2015 and 2014
($ in 000s)

	2016	2015	2014

Capital and surplus at beginning of year	1,858,445	1,632,876	1,553,485
Additions (deductions)
Net income	196,221	257,324	106,949
Change in unrealized capital gains, net of
tax (2016 - ($9,278); 2015 - ($10,863); 2014 - $32,650)	(9,611)	12,733	127,230
Change in unrealized foreign exchange capital gain (loss),
net of tax (2016 - $4,177; 2015 - ($1,502); 2014 - ($1,129))	(3,920)	(2,789)	(2,096)
Change in net deferred income tax	(18,094)	1,112	15,074
Change in asset valuation reserve	(25,849)	(25,612)	(91,177)
Change in nonadmitted assets	4,072	(19,067)	(36,675)
Change in surplus of separate accounts	-	-	5,154
Change in employee retirement plans, net of tax
(2016 - $1,834; 2015 - $774; 2014 - ($4,298))	3,406	1,437	(7,983)
Change in surplus as a result of reinsurance, net of tax
(2014 - ($28,840))	-	-	(53,560)
Change in reserves as a result of change in valuation basis	-	-	2,980
Dividends to stockholders	(2,000)	-	-
Other	-	431	-
Paid-in capital, pension obligation transferred to parent	-	-	13,495

Net additions	144,225	225,569	79,391

Capital and surplus at end of year	$2,002,670	$1,858,445	$1,632,876

See accompanying notes to consolidated statutory basis financial statements.
6

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Cash Flows
Years Ended December 31, 2016, 2015 and 2014
($ in 000s)

	2016	2015	2014

Cash from operating activities
Premiums and other considerations	$3,139,567	$2,902,180	$2,438,883
Net investment income received	442,438	510,922	423,320
Reinsurance commissions	1,292	6,933	38,923
Other income	92,580	74,992	(804,003)
Policy and contract benefits and dividends paid	(2,177,614)	(2,527,287)	(2,033,112)
Operating expenses paid	(825,808)	(720,634)	(719,289)
Federal income taxes received (paid)	(37,708)	(48,490)	2,453
Net transfers (to) from separate accounts	(157,771)	194,093	787,442

Net cash provided by operating activities	476,976	392,709	134,617

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,144,680	689,058	715,577
Stocks	55,041	62,092	79,349
Mortgage loans	217,508	154,722	319,185
Real estate	-	6,650	475
Other invested assets	176,171	64,286	256,408
Miscellaneous proceeds	11,274	48,467	51,726

Total investment proceeds	1,604,674	1,025,275	1,422,720

Cost of investments acquired
Bonds and notes	1,523,896	1,129,039	815,107
Stocks	64,404	40,128	57,960
Mortgage loans	233,668	232,055	399,161
Real estate	6,129	5,735	9,492
Other invested assets	213,388	139,529	219,939
Miscellaneous applications	20,340	11,817	16,556

Total investments acquired	2,061,825	1,558,303	1,518,215

Net decrease in contract loans	(197)	(197)	-

Net cash used in investing activities	(456,954)	(532,831)	(95,495)

Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	33,401	190,723	39,766
Net deposits on deposit-type contracts	(18,070)	(36,223)	(26,173)
Dividends to stockholders	(2,000)	-	-
Other cash provided (used)	406	(20,015)	(82,117)

Net cash provided by (used in) financing
and miscellaneous activities	13,737	134,485	(68,524)

See accompanying notes to consolidated statutory basis financial statements.
7

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidated Statutory Basis Statements of Cash Flows, continued
Years Ended December 31, 2016, 2015 and 2014
($ in 000s)

	2016	2015	2014

Net change in cash, cash equivalents and
short-term investments	33,759	(5,637)	(29,402)
Cash, cash equivalents and short-term investments
at the beginning of year	75,055	80,692	110,094

Cash, cash equivalents and short-term investments
at the end of year	$108,814	$75,055	$80,692

Supplemental disclosure of non-cash transactions
Transfer of pension plan sponsorship to parent	$-	$-	$13,495
Taxable disposal of bond	(10,736)	-	-
Taxable acquisition of bond	10,719	-	-
Interest capitalization	750	1,164	1,084
Transfer of bonds to affiliate	(986)	-	-
Purchase of bonds from affiliate	1,036	-	-
Sale of limited partnerships to affiliates	-	-	583,062
Sale of bonds to affiliate for additional ownership of MCA Fund I	-	-	21,713
Transfer of investment in MCA Fund III for
equity interest of MCA Funds Holding	173,347	-	-
Transfer of investment in MCA Fund I for
equity interest of MCA Holding	-	-	408,976
Receipt of debt securities for exchange of
equity interest in MCA Holding	-	-	125,000

See accompanying notes to consolidated statutory basis financial statements.
8

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 1: General

Nature of Business

The accompanying consolidated statutory basis financial statements include the accounts of CMFG Life Insurance Company (“CMFG Life”) and its indirect wholly-owned subsidiary MEMBERS Life Insurance Company (“MEMBERS Life”) (collectively “the Company”) as of and for each of the years ended December 31, 2016 and 2015. The 2014 data presented includes only the accounts of CMFG Life. MEMBERS Life is a wholly-owned subsidiary of CUNA Mutual Investment Corporation (“CMIC”). CMIC is a wholly-owned subsidiary of CMFG Life. All significant intercompany accounts and transactions have been eliminated in 2016 and 2015. In 2015, the Company merged with CMFG Life Vermont, Inc. (“CMFG Life VT”) which had previously been wholly-owned. The merger was accounted for as a non-reciprocal transfer and is reflected in the financial statements as if the merger occurred January 1, 2015. Prior periods presented were not restated.

CMFG Life is a stock life insurance company organized under the laws of Iowa for the principal purpose of serving the insurance needs of credit unions and their members. Its primary products include group credit life and group credit disability, retirement plan administration, group life and disability products and life, health and annuity policies. The Company’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. The Company markets its products for credit union members through face-to-face and direct response distribution systems, while group products are sold primarily by salaried representatives. The Company’s subsidiaries and affiliates are engaged in the business of property and casualty insurance, retail investment brokerage, private mortgage insurance and other businesses designed for credit unions and their members. MEMBERS Life is a stock life and health insurance company organized under the laws of Iowa. MEMBERS Life sells single premium deferred annuity and flexible premium deferred variable annuity contracts to credit union members through face-to-face distribution channels. It also services existing blocks of individual and group life policies. MEMBERS Life has reinsurance agreements with CMFG Life under which it cedes 100% of its business to CMFG Life. These agreements have been eliminated in the consolidated results.

The Company is authorized to sell life, health and annuity policies in all 50 states and the District of Columbia and most of its revenue and that of its affiliated companies is generated in the United States. It also conducts business in foreign countries through branch offices or subsidiaries. None of these foreign operations and no individual state in the United States represent more than 8% and 10% of the Company’s premiums for the years ended December 31, 2016 and 2015, respectively, and 8% of CMFG Life’s premiums for the year ended December 31, 2014. The Company’s group and individual annuity premiums represented 59% and 60% for the years ended December 31, 2016 and 2015, respectively, and 53% of CMFG Life’s premium income in 2014. The Company’s credit life and credit disability premiums represented 16% for the years ended December 31, 2016 and 2015, and 20% of CMFG Life’s premium income in 2014.

The accompanying consolidated statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6 for a description of the more significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have differed had these transactions been consummated with unrelated parties.

9

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying consolidated statutory basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile.

Prescribed Statutory Accounting Practice

CMFG Life requested and received written approval from the Insurance Department to use the following prescribed statutory accounting practice, which differs from practices in the APPM: CMFG Life holds debt securities in its separate account for its single premium deferred annuity and its flexible premium deferred variable annuity. Insurance entities are required to report assets allocated to the separate account at fair value. As a result of the prescribed practice, CMFG Life reports debt securities allocated to the separate account for its single premium deferred annuity and its flexible premium deferred variable annuity at amortized cost, or at the lower of amortized cost or fair value, based on the security’s NAIC designation. CMFG Life also reports mortgage loans allocated to the separate account at amortized cost. Net income is not affected by this prescribed practice.

10

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

A reconciliation of the Company’s capital and surplus as calculated by the accounting practices promulgated in the APPM and prescribed by the Insurance Department is shown below as of December 31:

	Capital and Surplus
	2016	2015

As determined using APPM	$1,997,478	$1,861,495

Prescribed practice
Carrying value of separate account assets	5,192	(3,050)

Total effect of prescribed practice	5,192	(3,050)

As reported	$2,002,670	$1,858,445

GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP the change is reflected in net investment income.

Investments in affiliates are carried based on the Company’s ownership percentage of the affiliate’s net equity. Investments in insurance subsidiaries and those affiliates that derive more than 20% of their revenue from affiliated companies are accounted for based on the net equity of the subsidiary or affiliate determined on a statutory basis. Investments in all others are carried based on the company’s ownership of the net equity of the subsidiary or affiliate determined under GAAP. The financial statements of affiliates must be audited or they are nonadmitted. Equity in the earnings and other equity activity of affiliates is reflected in the consolidated statement of changes in capital and surplus as changes in unrealized capital gains (losses). Under GAAP, majority-owned subsidiaries are consolidated and equity in the earnings of unconsolidated affiliates is reported in the statement of income.

Dividend income from affiliates is recorded in investment income. Under GAAP, dividends reduce the investment in affiliate.

For statutory accounting, after an other-than-temporary impairment of bonds, other than loan-backed securities, is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, the bond’s new cost basis is the net present value of expected cash flows or its fair value if the Company does not intend to hold the security until it has recovered.

11

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

“Nonadmitted assets” (principally a portion of deferred taxes, prepaid expenses, furniture, equipment, asset for contingent future payments and certain receivables) are excluded from the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

All leases are classified as operating leases for statutory reporting, whereas, under GAAP, leases that meet certain criteria are designated as capital leases. Capital leases are recorded as an asset, subject to depreciation, with a corresponding liability initially equal to the present value of the lease payments.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the consolidated statement of comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory reporting. Such reserve is not recorded under GAAP.

For statutory reporting the interest maintenance reserve (“IMR”) defers recognition of interest-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Under both GAAP and statutory accounting employers establish a prepaid asset or liability, as applicable, for the difference between the benefit obligation and the fair value of benefit plan assets. Gains or losses and prior service costs or credits are recognized as a component of comprehensive income for GAAP; on a statutory basis these items are reflected in the Company’s surplus.

Amounts due from reinsurers for their share of ceded reserves are netted against the reserves rather than shown as assets under GAAP.

Under GAAP, the ineffectiveness of a fair value hedge or cash flow hedge, if any, is recorded as realized capital gains and losses. On a statutory basis, derivatives which follow hedge accounting are reported in a manner consistent with the hedged item. Under GAAP, the change in fair value of a non-hedge derivative is

12

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

recorded as realized capital gains and losses. On a statutory basis, derivatives used in a hedging transaction which do not meet the criteria for hedge accounting are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses.

Embedded derivatives in certain annuity contracts are not bifurcated from the host contract for statutory accounting, whereas under GAAP accounting the embedded derivatives are bifurcated from the host contract and accounted for and reported separately at fair value.

The changes in fair value of derivative investment contracts are recorded in unassigned surplus as a change in unrealized capital gains and losses, while under GAAP they are recorded in the statement of operations unless the contracts meet certain hedge accounting criteria.

Deposits, surrenders, and benefits on certain annuity or deposit administration contracts, including those covered in the separate accounts, are recorded in the consolidated statement of operations, while such deposits and benefits are credited or charged directly to the contract balance under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Single premium deferred annuities and flexible premium deferred variable annuities are reported as a separate account product for statutory reporting. For GAAP, only the variable annuity component of the flexible premium deferred variable annuity is reported as a separate account product, with the other related assets and liabilities reported in the general account because criteria for separate account reporting are not met. The criteria are that funds must be invested at the direction of the contract holder and investment results must be passed through to the contract holder.

The provision for policyholder dividends is based on the board of directors’ determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year; under GAAP, dividends are provided for ratably over the premium-paying period in accordance with dividend scales that are based on experience of the participating policies.

Comprehensive income and its components are not presented in the consolidated statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

Surplus notes meeting regulatory requirements are reported as part of statutory capital and surplus, but under GAAP as a liability.

The consolidated statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

13

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Use of Estimates

The preparation of the consolidated statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, asset for contingent future payments, reinsurance balances, policy and claim reserves, and pension and postretirement obligations are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial rating of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed bonds and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Investments in affiliates: Investments in affiliates are accounted for on the equity method using the Company’s ownership percentage and the affiliate’s net equity. Domestic insurance subsidiaries are carried using their statutory net equity. Foreign insurers and those non-insurance affiliates engaged in certain insurance-related activities and whose revenue from affiliated companies is more than 20% of their total revenue apply prescribed adjustments to the GAAP net equity to calculate the statutory equity. The adjustments primarily are to treat certain assets as nonadmitted. Other affiliates are valued using their GAAP equity. The financial statements of the affiliate must be audited or its carrying value is reduced to zero. If net gains by the affiliates are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the dividend and the previously unrealized net gains are reversed.

Certain affiliates are owned by CMIC. The valuation of these affiliates, excluding MEMBERS Life in 2016 and 2015, is reflected in the Company’s carrying value of CMIC. Changes in carrying amounts are reported directly in unassigned surplus.

Common stocks - unaffiliated: Investments in unaffiliated common stocks are stated at fair value.

Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost or NAIC fair value depending on the assigned credit rating and whether the preferred stock has mandatory sinking fund provisions.

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired when it becomes probable that the Company will be unable to collect the total amounts due. Impairments are

14

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

recorded in realized capital losses and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral. The Company establishes a valuation allowance for an impairment when the reporting entity believes it is probable that based on current information and events it will be unable to collect all amounts due according to the contractual terms of the mortgage agreement.

Real estate: Real estate occupied by the Company and real estate held for the production of income is carried at cost net of accumulated depreciation. Real estate is depreciated using the straight-line method over the useful lives of the assets, ranging from five to fifty years. Depreciation expense is included in investment expense. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized capital losses.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets include limited partnerships and limited liability companies (collectively, “limited partnerships”), employer-owned life insurance carried at cash surrender value, investments in surplus notes carried at amortized cost, and intercompany loans carried at unpaid principal balance.

Limited partnerships primarily represent interests in affiliates, which invest in unaffiliated limited partnerships and are accounted for using the equity method of accounting with changes in carrying amounts recorded directly to unassigned surplus. Accordingly, the Company’s investments in these limited partnerships are carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnerships. Due to the timing of the availability of financial statements from the partnerships’ general partners, limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions.

Net investment income: Investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Investment income reflects amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as investment income. Mortgage loan origination fees are included in income in the period received. Realized gains and losses on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Unrealized capital gains and losses are included in unassigned surplus, net of deferred federal income taxes. Limited partnership income is recorded and classified in accordance with general partner instructions. Generally, interest and dividend distributions from underlying investments in limited partnerships are classified as investment income. Capital gain and loss distributions from underlying investments in limited partnerships are classified as realized gains and losses.

NAIC 5* securities: Investments with an NAIC 5* rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments. The

15

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

number of 5* securities, by investment type, and the statement value and fair value for those securities is shown in the following tables.

	Number of 5*	Aggregate Statement	Aggregate
December 31, 2016	Securities	Value	Fair Value

Bonds and notes	7	$23,535	$24,167
Preferred stocks	2	1,119	1,205

Total	9	$24,654	$25,372

	Number of 5*	Aggregate Statement	Aggregate
December 31, 2015	Securities	Value	Fair Value

Preferred stocks	2	$1,465	$1,465

Total	2	$1,465	$1,465

Cash, Cash Equivalents and Short-term Investments

Cash and short-term investments include unrestricted deposits in financial institutions, money market mutual funds, and U.S Treasury bills with maturities at the date of purchase of one year or less. Cash equivalents include U.S. Treasury bills with maturities at the date of purchase of 90 days or less. Short-term investments, other than money market mutual funds, are reported at amortized cost. Money market mutual funds are stated at values obtained from the NAIC’s Securities Valuation Office, which are equivalent to fair value.

Electronic Data Processing Equipment, Software, Furniture and Equipment, Leasehold Improvements

Equipment and computer software are carried at cost net of accumulated depreciation. Depreciation is determined on a straight-line basis over the estimated useful lives of the assets. The useful life of equipment and software is generally three to seven years. The useful life of capitalized internally developed software ranges from three to five years. The following table is a summary of equipment and software. Assets not meeting the definition of admitted assets are nonadmitted.

16

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

	2016	2015

Electronic data processing equipment-admitted
Electronic data processing equipment	$23,404	$23,669
Accumulated depreciation	(20,867)	(20,076)

Net electronic data processing equipment-admitted	2,537	3,594

Equipment, leasehold improvements and software-nonadmitted
Furniture and equipment	24,212	29,952
Leasehold improvements	1,285	1,396
Internally developed software	113,512	91,704
Purchased software	35,242	34,564

Total equipment, leasehold improvements and
software-nonadmitted	174,251	157,616
Accumulated depreciation-nonadmitted	(114,969)	(109,246)

Net equipment, leasehold improvements and software-nonadmitted	59,282	48,370

Net equipment, leasehold improvements and software	$61,819	$51,964

Depreciation expense totaled $8,824, $7,965, and $6,815 in 2016, 2015, and 2014, respectively.

In 2016, the Company recognized an impairment loss of $1,537 related to internally developed software, which is included in general insurance expenses within the consolidated statutory basis statements of operations for the year ended December 31, 2016. There were no impairments in 2015 or 2014.

Policy and Claim Reserves and Liability for Deposit-Type Contracts

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the consolidated statutory basis statements of operations in the period the change is determined to be necessary. Such adjustments could possibly be material.

Gross reserves for unpaid claims and claim adjustment expenses of $291,336 and $299,253 on certain claims, principally those resulting from a disability, are discounted at rates between 0.63% and 0.99% and 0.62% and 0.99% as of December 31, 2016 and 2015, respectively. The aggregate discount deducted from gross reserves was $3,981 and $4,335 as of December 31, 2016 and 2015, respectively. Interest accretion, a result of unwinding the prior year discount, of $2,134, $2,458 and $3,042 was recorded in disability and accident and health benefits within the consolidated statutory basis statements of operations for the years ended December 31, 2016, 2015 and 2014, respectively.

Incurred but not reported reserves are recorded as the difference between paid losses to-date and the ultimate loss selections for each accident year. Expected

17

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

development on reported credit disability claims are calculated using continuance tables, which provide the probability that a claim, at a given age, will have additional payments. These tables are calculated using actual historic company experience. Expected development is combined with paid losses for use in actuarial techniques using reported losses.

Actuarial techniques for unpaid claims and claim adjustment expenses primarily include paid and reported development techniques, their corresponding Bornhuetter-Ferguson methods (a combination of the expected loss ratio and paid development or reported development method), and prior ultimate loss selections. Expected loss ratio inputs for an accident year are generally based on the most recent quarterly financial forecast, which considers historic loss experience and current trends. Reserves for adjusting expenses are set as a percentage of the unpaid loss estimate, based on internal studies.

Within any one line of business, the methods that are given more influence vary based primarily on the maturity of the accident year, the mix of business and the particular internal and external influences impacting the claims experience or the methods.

Credit disability policy reserves are computed primarily using the mean rule and rule of anticipation methods, which reflect statutory requirements and industry standards. Credit life policy reserves are calculated as the higher of a mortality reserve based on the Company’s experience or an unearned premium reserve using the rule of anticipation method, compared on an aggregate basis.

Group long-term disability reserves are calculated using the 1987 Commissioners Group Disability Table at a 4.0% to 6.0% interest rate, which varies by issue date. For 2008 and prior accident years, the whole life interest index is used. For accident years 2009 and subsequent years, the single premium immediate annuity interest index, less 100 basis points, is used.

Traditional life insurance reserves are computed on either the net level reserve basis or the modified reserve basis dependent on product type and issue date. Depending upon the issue year, either the 1941, 1958, 1980 or 2001 Commissioners Standard Ordinary mortality table is used. Interest assumptions range primarily from 2.25% to 6.0%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns the portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves.

Extra premiums are charged for substandard lives, plus the gross premium for a rated age. Mean reserves are determined by computing the regular mean reserve for the plan at the rated age and holding, plus one-half of the extra premium charge for the year.

The Company had $2,282,659, $2,433,577, and $2,676,613 at December 31, 2016, 2015, and 2014, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation law set by Iowa regulations. The Company included additional premium deficiency reserves of $15,026 and $15,798 at December 31, 2016 and 2015, respectively, in policy reserves on the consolidated statement of admitted assets, liabilities and capital and surplus for these policies.

18

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Tabular interest, tabular less actual reserves released, tabular cost and tabular interest on funds not involving life contingencies have all been determined by formulas prescribed by the Insurance Department.

Policyholder reserves related to group pension annuity contracts are computed using the Commissioner’s Reserve Valuation Method (“CRVM”) during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 1.0% to 3.0% in 2016 and 2015 and 1.25% to 4.95% in 2014. The future minimum guaranteed interest credited rates during the life of the contracts range from 0.0% to 3.0% in 2016, 2015 and 2014. For contracts that have annuitized, interest rates that are used in determining the present value of future payments range from 3.5% to 7.5% in 2016, 2015, and 2014. Reserves for the group pensions immediate annuities are in excess of the minimum reserve standards as defined in the Standard Valuation Law, NAIC Appendix A-820.

Policyholder reserves related to individual annuity contracts are computed using the Commissioner’s Annuity Reserve Valuation Method (“CARVM”), along with Actuarial Guideline (“AG”) 33 for fixed annuities, AG 35 for equity indexed annuities and AG 43 for variable annuities, during the contract accumulation period and the present value of future payments for contracts that have annuitized. Policyholder reserves related to single premium deferred annuity and flexible premium deferred variable annuity contracts are computed using CARVM, along with AG 43, 33 and 35 for policies greater than ten days after issue; for the first ten days, the reserve is equal to the return of premium. A reserve floor for all deferred annuities is set equal to the cash surrender value. Current interest rates credited during the contract accumulation period range from 1.0% to 5.25% in 2016, 2015 and 2014. The future minimum guaranteed interest credited rates during the life of the contracts range from 1.0% to 4.5% in 2016, 2015, and 2014. For contracts that have annuitized, interest rates that are used in determining the present value of future payments range from 3.5% to 7.5% in 2016, 2015, and 2014.

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies and amounts left on deposit with the Company by beneficiaries or policy owners.

The Company carried additional reserves for long-term care products based on asset adequacy testing of $20,000 and $40,000 as of December 31, 2016 and 2015, respectively.

The Company considered anticipated investment income and concluded that it was immaterial to the premium deficiency reserve calculation, and therefore did not anticipate investment income as a factor in the calculation.

Provision for Participating Policyholder Dividends

Policyholder dividends are paid on certain policies, primarily individual life insurance. Dividends are approved by the board of directors, based on experience of the participating policies, and recorded on an accrual basis. Dividends are

19

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

paid on policies representing 52% and 54% of the individual life reserves of $1,757,613 and $1,667,813 as of December 31, 2016 and 2015, respectively.

Revenue Recognition

Credit life and disability coverages are offered on either a single premium or monthly premium basis and revenue is earned in relation to anticipated benefits to policyholders. Term life and whole life insurance premiums are recognized as premium income when due. Annuity deposits are credited to revenue when received. Health insurance premiums and premiums for employee benefit coverages are recognized as income on a monthly pro rata basis over the time period to which the premiums relate. Consideration received on deposit-type contracts, which do not contain any life contingencies, are recorded directly to the related reserve liability.

The Company has entered into retrospective rating agreements for certain group life, credit life and credit disability contracts. Premium for contracts subject to these agreements was $334,274 in 2016, $323,927 in 2015, and $318,399 in 2014, representing 11%, 10%, and 13% of net premiums for 2016, 2015, and 2014, respectively. Retrospective premiums are accrued in premium individually for each qualifying policy based on premium and claim experience. Accrued retrospective premium receivables are treated as nonadmitted because they have no fixed due date.

20

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Credit Union Reimbursements

The Company reimburses credit unions for certain expenses that arise due to the production of new and renewal business, primarily credit insurance and life and accident and health products sold by direct mail. These expenses are administrative expenses incurred directly by the credit unions. The Company incurred and expensed $215,139, $202,128, and $189,852 for the years ended December 31, 2016, 2015, and 2014, respectively.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5 for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

Derivative Financial Instruments

The Company uses derivative instruments, such as swaps, options, and futures to manage exposure to various currency and market risks. Most derivatives are recorded at estimated fair value with changes in fair value recorded as unrealized capital gains and losses in unassigned surplus. Swaps used to hedge the interest rate and foreign currency exposure of bonds are recorded at amortized cost.

With the exception of derivatives being used to hedge a net investment in a foreign affiliate or subsidiary, when such derivatives are sold or otherwise disposed of, the Company records a realized capital gain or loss. In cases where derivatives are being used to hedge a net investment in a foreign affiliate or subsidiary, when such derivatives are sold or otherwise disposed of, the Company records the gain or loss as a change in unassigned surplus. The net gains or losses on derivatives used to hedge a net investment in a foreign affiliate or subsidiary remain in surplus as unrealized capital gains and losses until either all of or a substantial portion of the foreign affiliate or subsidiary is sold.

The Company may designate certain derivatives as fair value hedges, cash flow hedges or hedges of net investments. At inception of the hedge, the Company formally documents the hedging relationship, risk management objective and strategy. In addition, the documentation includes a description of the hedging instrument, hedged transaction, nature of the risk being hedged and methodologies for assessing effectiveness and measuring ineffectiveness. Quarterly, the Company performs procedures to assess the effectiveness of the hedging relationship and the change in fair value associated with any ineffectiveness is recorded in net realized investment gains and losses.

21

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Reinsurance

Reinsurance premiums, claims and benefits, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying consolidated statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

Separate Accounts

The Company issues variable annuities, variable life insurance policies, single premium deferred annuities and flexible premium deferred variable annuities, the assets and liabilities of which are legally segregated and reflected in the accompanying consolidated statutory basis statements of admitted assets, liabilities and capital and surplus as assets and liabilities of the separate accounts. Variable annuity and variable life insurance contract holders bear the investment risk that the separate accounts’ funds may not meet their stated investment objectives. Some policies contain contract provisions wherein the Company guarantees either a minimum return or account value upon death, partial withdrawal or at a specified contract anniversary date. The liabilities for these guarantees are included in life insurance and annuity contracts in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus.

Separate account assets for the variable annuity, variable universal life, and the variable annuity component of the flexible premium deferred variable annuity are stated at fair value. Debt securities within the single premium deferred and flexible premium deferred variable annuity separate account assets are stated at amortized cost, or at the lower of amortized cost or fair value, based on the security’s NAIC designation. The Company also reports mortgage loans allocated to the separate account at amortized cost. See Note 2 – Summary of Significant Accounting Policies, Prescribed Statutory Accounting Practice for details on this treatment. Separate account liabilities are accounted for in a manner similar to other policy reserves. In the event that the asset values of certain contract holder’s accounts are projected to be below the value guaranteed by the Company, a liability is established through a charge to income. Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying consolidated statutory basis statements of operations. Investment income and realized and unrealized capital gains and losses of the separate account assets, with the exception of assets related to single premium deferred and the risk control accounts of the flexible premium deferred variable annuities, accrue directly to the contract holders and, therefore, are not included in the Company’s consolidated statutory basis statements of operations.

22

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Variable annuity and variable universal life contract holders are able to invest in investment funds managed for their benefit. Approximately 31% and 37% of the separate account assets are invested in unit investment trusts that are registered with the Securities and Exchange Commission as of December 31, 2016 and 2015, respectively.

The Company invests the single premium deferred annuity and flexible premium deferred variable premiums for the benefit of the contract holder. The single premium deferred and flexible premium deferred variable annuities have two risk control accounts, referred to as the Secure and Growth Accounts; the Secure Account has a yearly credited interest rate floor of 0% and the yearly Growth Account floor is -10%. The Secure and Growth Accounts both have credited interest rate caps that vary with issuance. Interest is credited at the end of each contract year during the selected index term based on the allocation between risk control accounts and the performance of an external index during that contract year. At the end of the initial index term only the Secure Account will be available as an option to the policyholder.

Foreign Exchange

The Company’s consolidated statutory basis financial statements are impacted by foreign currency exchange rates related to foreign-based subsidiaries and branch operations and investment holdings denominated in foreign currencies. Revenues and expenses of foreign branch operations are translated into U.S. dollars at a weighted average exchange rate for the period. Gains and losses due to translating such foreign branch operations to U.S. dollars are recorded as unrealized capital gains or losses.

Assets and liabilities are translated at the exchange rate existing on the balance sheet date. Changes in asset and liability values due to fluctuations in foreign currency exchange rates are recorded as unrealized capital gains and losses until the asset is sold or exchanged or the liability is settled. Upon settlement, previously recorded unrealized foreign exchange gains and losses are reversed and the foreign exchange gain or loss for the entire holding period is recorded as a realized gain or loss.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, it is nonadmitted.

The AVR is a formulaic reserve and provides a reserve for fluctuations in the values of invested assets, primarily bonds and notes, common stocks and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

23

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Commission and Fee Income

The Company acts as an investment advisor and administrator of employee benefit plans. Revenues for advisory services are recognized pro rata, largely based upon contractual rates applied to the market value of the customer’s portfolio. Fees received for employee benefit plan recordkeeping and reporting services are recognized as revenue when the service is performed. Administrative fees paid in advance are deferred and recognized over the period of service.

Benefit Plans

The Company’s employees participate in qualified defined benefit pension plans sponsored by CUNA Mutual Financial Group, Inc. (“CMFG”), the Company’s parent. The sponsorship of these plans was transferred to CMFG in 2013 for non-represented employees and 2014 for represented employees (see Note 14 for additional information on these transfers). Starting in 2014 the Company records an expense for its contribution and the administration of the plan by the parent.

The Company provides life and contributory medical insurance benefits for some retirees. Retirees become eligible to participate based upon age and years of service. Periodic net benefit expense is based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation, actual return on plan assets and amortization of actuarial gains and losses and the transition asset.

The Company recognizes costs for its non-qualified defined benefit pension and postretirement benefit plans on an accrual basis as employees perform services to earn the benefits. Net periodic benefit cost is determined using management estimates and actuarial assumptions to derive service cost, interest cost and expected return on plan assets. Net periodic benefit cost also includes the applicable amortization of any prior service cost (credit) arising from changes in prior years’ benefit costs due to plan amendments, as well as the applicable amortization of actuarial gains or losses arising from experience different than assumed or changes in actuarial assumptions. To the extent that actuarial gains or losses and prior service costs and credits have not been included in net periodic benefit costs and create a prepaid asset, the asset is nonadmitted.

Calculations of the accrued liability for postretirement medical benefits reflect a reduction for subsidies expected from the federal government pursuant to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. Postretirement medical benefits are generally funded on a pay-as-you-go basis.

Recently Adopted Accounting Standards

The Financial Accounting Standards Board (“FASB”) issued new guidance on short-duration insurance contracts, Accounting Standards Update (“ASU”) 2015-09, Financial Services - Insurance (Topic 944): Disclosures about Short-Duration Contracts (“ASU 2015-09”). The new guidance requires insurance entities to provide users of financial statements with more transparent information about initial claim estimates and subsequent adjustments to these estimates, including information on methodologies and judgments in estimating claims, discounting, and the timing and frequency of claims. Although ASU 2015-09 is specific to financial statements prepared on a GAAP basis, preparers of statutory basis financial statements must

24

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

consider whether GAAP disclosures would be relevant to their financial statement users. Pursuant to ASU 2015-09, the Company added certain information about discounted claim reserves and the methodologies and judgments used to estimate and adjust claim reserves. See Note 2 – Summary of Significant Accounting Policies, Policy and Claim Reserves and Liability for Deposit-Type Contracts for the updated disclosure.

Effective in 2016, the NAIC adopted changes to SSAP No.1, Accounting Policies, Risks & Uncertainties, and Other Disclosures. The new guidance requires new disclosures to capture current and prior period information on the number of 5* securities and the book adjusted carrying value and fair value of those securities. The Company adopted the guidance effective January 1, 2016 and has included the required disclosures in the notes to the consolidated statutory basis financial statements. Adoption of the new standard did not have an impact on the consolidated statutory basis financial statements.

Accounting Standards Pending Adoption

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 26, Bonds and SSAP No. 43R, Loan-backed and Structured Securities. The new guidance defines how prepayment penalties should be allocated between investment income and realized capital gains and losses and adds related disclosures. The Company is currently evaluating the impact of the new guidance but does not expect it to have a material impact on its consolidated statutory basis financial statements.

Effective January 1, 2017, the NAIC has adopted the Valuation Manual which prescribes new Statutory reserving standards called Principles Based Reserves. This regulation is for new business only and has a three-year phase in period for implementation. The Company’s life product mix either does not include impacted products (universal life with secondary guarantees and indexed universal life) or will not have product features materially impacted after the phase in period (fully underwritten level term life). The Company does not expect the guidance to have a material impact on the consolidated statutory basis financial statements.

Effective in 2017, the NAIC will adopt revisions to SSAP No. 35R, Guaranty Fund and Other Assessments. The guidance allows entities to consider expected renewals of in-force short duration health insurance contracts in determining the assets recognized from accrued guaranty fund liability assessments on long-duration contracts. The guidance is effective January 1, 2017. The Company is currently evaluating the impact of the new guidance but does not expect it to have a material impact on its consolidated statutory basis financial statements.

Effective in 2017, the NAIC will adopt revisions to SSAP No. 2, Cash Drafts, and Short-Term Investments. The new guidance will change the classification of investments in money market mutual funds from short-term investments to cash equivalents. Money market mutual funds will be measured at fair value and may use a reported net asset value as a practical expedient. In addition, changes in fair value will be reported as unrealized gains and losses. The guidance is effective December 31, 2017. The Company is currently evaluating the impact of the new guidance but does not expect it to have a material impact on its consolidated statutory basis financial statements.

25

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2016 and 2015 are as follows:

26

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

	Statement	Gross Unrealized
December 31, 2016	Value	Gains	Losses	Fair Value

U.S. government	$163,889	$180	$(10,498)	$153,571
States, territories and possessions	29,177	4,412	-	33,589
Political subdivisions of states
territories and possessions	257,445	32,667	(3,046)	287,066
Special revenue and special
assessment obligations	32,269	4,321	(782)	35,808
Industrial and miscellaneous	5,870,696	250,114	(79,617)	6,041,193
Mortgage-backed securities
Residential mortgage	495,887	24,078	(4,788)	515,177
Commercial mortgage	410,882	17,608	(660)	427,830
Non-mortgage asset-backed securities
Collateralized debt obligations	14,159	1,965	(12)	16,112
Other structured securities	432,469	4,741	(2,274)	434,936
Other - affiliated	70,308	-	-	70,308

Total bonds and notes	$7,777,181	$340,086	$(101,677)	$8,015,590

	Statement	Gross Unrealized
December 31, 2015	Value	Gains	Losses	Fair Value

U.S. government	$196,340	$128	$(5,193)	$191,275
States, territories and possessions	45,580	5,987	-	51,567
Political subdivisions of states
territories and possessions	221,506	32,204	(858)	252,852
Special revenue and special
assessment obligations	17,203	3,520	-	20,723
Industrial and miscellaneous	5,687,159	250,611	(134,826)	5,802,944
Mortgage-backed securities
Residential mortgage	370,039	30,244	(458)	399,825
Commercial mortgage	433,812	22,381	(926)	455,267
Non-mortgage asset-backed securities
Collateralized debt obligations	30,021	5,505	(908)	34,618
Other structured securities	365,316	4,076	(4,625)	364,767
Other - affiliated	89,003	-	-	89,003

Total bonds and notes	$7,455,979	$354,656	$(147,794)	$7,662,841

The statement value and fair value of bonds and notes at December 31, 2016, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential

27

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

for prepayment on mortgage-backed and non-mortgage, asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value

Due in one year or less	$260,419	$265,066
Due after one year through five years	1,917,843	2,033,201
Due after five years through ten years	1,899,754	1,928,741
Due after ten years	2,275,460	2,324,219
Mortgage-backed securities
Residential mortgage-backed securities	495,887	515,177
Commercial mortgage-backed securities	410,882	427,830
Non-mortgage asset-backed securities
Collateralized debt obligations	14,159	16,112
Other structured securities	432,469	434,936
Other - affiliated	70,308	70,308

Total bonds and notes	$7,777,181	$8,015,590

Investments in Affiliates

The Company owns common stock in various subsidiaries and affiliates. The most significant of these investments is a 100% equity interest in CMIC, which is primarily a holding company and has a statutory carrying value of $1,012,269 and $947,994 at December 31, 2016 and 2015, respectively. CMIC’s largest investments include 100% of CUMIS Insurance Society, Inc. (“CUMIS”), an Iowa property and casualty insurer, and 100% of CUMIS Vermont, Inc. (“CUMIS VT”), a Vermont insurer. The following table shows the value of affiliated common stock investments at December 31, 2016:

	Gross
	Investment	Nonadmitted	Statement
	in Affiliate	Amount	Value

CUNA Mutual Investment Corporation	$1,012,269	$-	$1,012,269
MEMBERS Trust Company	2,687	-	2,687
CUNA Mutual Global Holdings, Inc.	30,287	30,287	-
TruStage Insurance Agency, LLC	1,592	1,592	-
CUNA Mutual Management Services, LLC	50	50	-

Total	$1,046,885	$31,929	$1,014,956

In 2016, the Company made filings with the NAIC for the statement values of affiliates owned as of December 31, 2015. In all cases, the NAIC accepted the submitted statement value. The Company is in the process of submitting NAIC filings for the 2016 statement values shown in the table above.

28

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Significant activity in investments in affiliates for the years ended December 31, 2016 and 2015 was as follows:

	2016	2015

Capital contributions to subsidiaries - cash	$11,000	$15,000
Dividends paid by subsidiaries - cash	20,000	100,000

On January 30, 2014, CMFG Life sold its 50% ownership interest in CMG Mortgage Insurance Company (“CMG MI”) and CMG Mortgage Assurance Company (“CMGA”), affiliated entities that offered residential mortgage guaranty insurance and insurance policies on second mortgages for loans originated by credit unions.

The sale resulted in a pre-tax initial loss of $42,060, which was recorded in net realized capital losses in 2014 in the consolidated statutory basis statements of operations. The loss was the result of the release from surplus of a pre-tax $93,682 unrealized loss; the unrealized loss was present since 2009 when CMIC transferred by means of a dividend its ownership in the mortgage insurers to the Company at a carrying value of $145,216.

Upon closure of the sale, CMFG Life received $70,279 in an initial payment, and in addition, an asset for contingent future payments was established in other assets. The asset for contingent future payments is based on the performance of CMG MI over the six-year post-sale period, as defined in the purchase agreement. The asset is nonadmitted and will be reduced as cash payments are received over the earnout period. The Company estimated the fair value of the asset as of January 30, 2014 to be $40,412, based on an estimated discounted cash flow analysis.

During 2014, the Company increased the asset for contingent future payments by $590 to reflect the final closing statement adjustment, which resulted in a cash payment of $394 and a decrease to the pre-tax loss of $115, which is recorded in net realized capital losses in 2014. During 2016, 2015 and 2014, the Company also increased the asset for contingent future payments by $5,733, $4,625 and $3,118, respectively, to reflect the unwind of the accretion of the asset for the change in the initial discount; this increase in the asset is recorded in net realized capital gains in 2016 and 2015 and in other income in 2014. Further, the Company updated the assumptions used in its estimated discounted cash flow analysis at December 31, 2016, 2015 and 2014. As a result of updated expectations, the Company increased the asset for contingent future payments, and recorded a pretax realized gain of $3,340 in 2016 and $4,137 in 2015 and a decrease to the net realized loss of $8,006 in 2014. In 2015, the Company also received cash of $10,000 for fulfilling the applicable representations and warranties pursuant to the purchase agreement. The balance of the nonadmitted future contingent payments asset is $59,880 and $50,807 as of December 31, 2016 and 2015, respectively.

29

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Common and Preferred Stocks

The cost, gross unrealized gains and losses and fair value of unaffiliated common stocks at December 31 are as follows:

		Gross Unrealized
Common Stocks	Cost	Gains	Losses	Fair Value

December 31, 2016	$41,703	$7,132	$(82)	$48,753
December 31, 2015	33,786	1,487	(82)	35,191

30

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The statement value, gross unrealized gains and losses and fair value of preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2016	$15,869	$1,098	$-	$16,967
December 31, 2015	16,215	955	(50)	17,120

Real Estate

Real estate investments consisted of the following at December 31:

	2016	2015

Real estate occupied by the Company	$185,306	$186,662
Accumulated depreciation	(113,987)	(112,975)

Net real estate occupied by the Company	$71,319	$73,687

Real estate held for the production of income	$13,074	$12,485
Accumulated depreciation	(5,772)	(5,159)

Net real estate held for the production of income	$7,302	$7,326

Depreciation expense on real estate investments held for the production of income, which is netted against rental income and included in net investment income, totaled $613, $1,016, and $970 for the years ended December 31, 2016, 2015, and 2014, respectively. Depreciation expense on real estate investments occupied by the Company, which is netted against rental income and included in net investment income, totaled $7,655, $9,308, and $7,552 for the years ended December 31, 2016, 2015, and 2014, respectively. There was $300 of impairments recognized on real estate in 2015. There were no impairments recognized on real estate in 2016 or 2014.

Mortgage Loans

The Company’s mortgage loan portfolio consists mainly of commercial mortgage loans. All outstanding commercial mortgage loans are collateralized by completed properties. At December 31, 2016, the commercial mortgage loan portfolio had an average remaining life of 6.3 years, with all principal due prior to 2041. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major metropolitan area are not greater than 20% of the aggregate mortgage loan portfolio balance. No loan to a single borrower represented more than 2.9% of the aggregate mortgage loan portfolio balance.

31

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table provides the current and past due amounts of the mortgage loan portfolio at December 31:

	2016	2015

Current	$1,534,851	$1,518,716
1 - 30 days past due	18	-
Unamortized premium	-	6

Total carrying value	$1,534,869	$1,518,722

The Company has no interest accrued on loans greater than 90 days past due as of December 31, 2016 and 2015.

The Company’s mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio at December 31:

	2016	2015

California	21.3%	22.6%
Wisconsin	6.8	6.8
Ohio	6.3	6.7
Illinois	6.1	6.3
Florida	5.8	5.1
New York	5.3	5.0
Texas	5.1	5.0

The types of properties collateralizing the commercial mortgage loans at December 31 are as follows:

	2016	2015

Retail	33.7%	30.5%
Multi-family	24.5	23.5
Office	18.9	19.0
Industrial	18.3	22.3
Other	4.6	4.7

Total	100.0%	100.0%

The Company has no commitments as of December 31, 2016 or 2015 to lend additional funds to mortgagors whose existing mortgage terms have been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2016 or 2015.

Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may

32

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in our commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2016 and 2015, there were no mortgage loans in nonaccrual status. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

There were no impaired loans as of December 31, 2016 or 2015. As of December 31, 2016 and 2015, the Company did not hold any mortgage loans with interest more than 180 days past due.

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

Loan to value and debt service coverage ratios were as follows at December 31, 2016:

		Average
	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio

Less than 65%	$1,314,398	2.27
65% to 74%	193,709	1.64
75% to 100%	26,744	0.97
Greater than 100%	18	-

Total	$1,534,869	2.17

33

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Loan to value and debt service coverage ratios were as follows at December 31, 2015:

		Average
	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio

Less than 65%	$1,185,227	2.18
65% to 74%	251,871	1.48
75% to 100%	79,870	1.43
Greater than 100%	1,754	-

Total	$1,518,722	2.02

Derivative Financial Instruments

Consistent with its risk management strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns; reduce interest rate risks of long term assets; manage exposure to various credit, currency and market risks; and manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include foreign currency futures, cross currency swaps, interest rate swaps, and options.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. For those derivatives which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded consistently with how the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction are recorded. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains or losses.

Foreign Currency Cash Flow Hedges: Cross currency swaps represent the Company’s agreement with other parties to exchange, at specified intervals, the difference between functional currency (U.S. Dollar) fixed or floating rate interest amounts and foreign currency fixed or floating rate interest amounts calculated by reference to agreed upon notional principal amounts. Generally, exchanges of functional currency (U.S. Dollar) and foreign currency notional amounts are made at the initiation and maturity of the contract. The Company uses cross currency swaps to eliminate the variability in functional currency equivalent cash flows of foreign currency denominated debt instruments. The cross currency swaps are carried at amortized cost. Interest payments paid/received on the cross currency swaps are recorded in net investment income. When the cross currency swaps are closed, gains (losses) are recognized as a component of realized capital gains (losses). The Company is hedging its exposure to the variability in future cash flows for a maximum of 15 years on forecasted transactions excluding those transactions related to the payment of variable interest on existing instruments.

Interest Rate Hedges: The Company uses interest rate swaps to reduce market risks from changes in interest rates. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The swap contracts

34

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counterparty at each due date. The net receipt/payment is recorded as an increase/decrease to investment income.

Certain interest rate swaps have been designated as fair value hedges, and certain interest rate swaps of forecasted transactions have been designated as cash flow hedges. The swap contracts are carried at amortized cost to match the book adjusted carrying value methodology prescribed for the currently held bonds or forecasted bond purchases that they are hedging. Interest payments paid/received on the interest rate swaps are recorded in net investment income.

If a swap contract is closed prior to the swap end date, the gain or loss adjusts the basis of the hedged item and is recognized in income in a manner that is consistent with the hedged item. For bonds currently held, gains (losses) are recognized as a component of realized capital gains (losses). For hedges of forecasted transactions, deferred gains or losses are recognized in unrealized gains or losses.

For interest rate swaps that have been designated as cash flow hedges of forecasted transactions, if a forecasted transaction is determined to no longer be probable, hedge accounting will cease immediately. During 2016 and 2015, there were no cash flow hedges discontinued as a result of no longer being probable that the original forecasted transactions would occur by the end of the originally specified time period or within two months of that date. The maximum length of time over which the Company is hedging the exposure to the variability in future cash flows for forecasted transactions is 38 years.

Interest rate swaps that cannot be designated to specific interest rate risk are not accounted for using hedge accounting. These derivatives are accounted for at fair value with the changes in fair value recorded in surplus as an unrealized gain and loss.

Equity-Indexed, Single Premium Deferred Annuity and Flexible Premium Deferred Variable Annuity Options: The Company issues equity-indexed annuity, single premium deferred annuity and flexible premium deferred variable annuity contracts that credit interest on a portion of the contract based on certain indices, primarily the S&P 500 Index. A portion of the premium from each customer is invested in primarily investment grade bonds. A portion of the premium is used to purchase over-the-counter put and call options to hedge the change in interest credited to the customer as a direct result of the change in the related indices. The options are carried at fair value with changes in fair value recorded in unrealized capital gains (losses). When the options are closed, gains (losses) are recognized as a component of realized capital gains (losses).

Credit Risk: The Company is exposed to credit losses in the event of nonperformance by the counterparties to its swap, option and currency forward agreements. The Company monitors the credit standing of the counterparties and has entered into cash collateral agreements based on the credit rating of the counterparty. The Company anticipates that the counterparties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on a regulated exchange and have low counterparty risk. At December 31, 2016, the Company had exposure, net of collateral, of $6,729 in the event of nonperformance by all counterparties. The largest exposure with any one counterparty was $3,270 at December 31, 2016.

35

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table provides a summary of the statement value, notional amount and fair value of derivative financial instruments held at December 31, 2016 and 2015.

	Statement Value	Statement Value	Notional	Fair Value	Fair Value
December 31, 2016	Assets	Liabilities	Value	Assets	Liabilities

Futures contracts	$221	$-	$10,537	$221	$-
Cross currency swaps	491	14	22,013	1,461	196
Interest rate swap assets	-	-	160,000	5,608	-
Interest rate swap liabilities	-	-	110,000	-	22,896
Purchased options contracts	32,458	-	332,701	32,458	-
Written options contracts	-	19,183	351,033	-	19,183

Total derivative financial instruments	$33,170	$19,197	$986,284	$39,748	$42,275

	Statement Value	Statement Value	Notional	Fair Value	Fair Value
December 31, 2015	Assets	Liabilities	Value	Assets	Liabilities

Futures contracts	$152	$6	$11,427	$152	$6
Cross currency swaps	-	-	23,471	2,707	-
Interest rate swap assets	-	-	130,000	3,272	-
Interest rate swap liabilities	-	10	190,000	-	23,617
Purchased options contracts	17,267	-	433,167	17,267	-
Written options contracts	-	7,729	458,193	-	7,729

Total derivative financial instruments	$17,419	$7,745	$1,246,258	$23,398	$31,352

36

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships for the years ended December 31:

		2016

		Unrealized
	Realized Capital	Capital Gain
	Gain (Loss)	(Loss)	Total

Foreign currency risk hedges	$2,150	$552	$2,702
Interest and credit risk hedges	(5,280)	10	(5,270)
Equity risk hedges	(2,724)	6,783	4,059

Total	$(5,854)	$7,345	$1,491

		2015

		Unrealized
	Realized Capital	Capital Gain
	Gain (Loss)	(Loss)	Total

Foreign currency risk hedges	$12,892	$(9,883)	$3,009
Interest and credit risk hedges	(2,171)	136	(2,035)
Equity risk hedges	7,146	(9,391)	(2,245)

Total	$17,867	$(19,138)	$(1,271)

Limited Partnerships

The statement values of the Company’s unaffiliated limited partnerships by type were as follows at December 31:

	2016	2015

Energy	$845	$1,029
Mezzanine	5,147	5,680
Private equity	3,751	5,743

Total limited partnerships	$9,743	$12,452

The Company made additional investments in unaffiliated limited partnerships in 2016, 2015, and 2014 of $46, $3,141, and $206, respectively.

On January 1, 2014, the Company sold substantially all of its investments in limited partnerships to affiliated entities, MCA Fund I LP (“MCA Fund I”) and MCA Fund II LP (“MCA Fund II”). In exchange, CMFG Life received a 100% equity interest in MCA Fund I and an 80% equity interest in MCA Fund II. On April 1, 2014, the

37

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Company purchased an additional 10% equity interest in MCA Fund II for $21,713 in bonds. The Company owns 90% of MCA Fund II at December 31, 2016 and 2015.

On June 25, 2014, CMFG Life transferred its 100% investment in MCA Fund I to MCA Fund I Holding LLC (“MCA Holding”) in exchange for a 100% equity interest in MCA Holding. The exchange was valued at $424,882, which included external limited partnership investments of $408,976 and cash of $15,906. Subsequent to the equity transfer, CMFG Life exchanged $246,361 of its equity in MCA Holding for $55,000 in Class A Notes, $50,000 in Class B Notes, $20,000 in Class C Notes, and $121,361 of cash. These notes are included in bonds and notes in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus.

On October 31, 2016, CMFG Life transferred its 100% investment in MCA Fund III LP (“MCA Fund III”) to MCA Funds Holding Company LLC (“MCA Funds Holding”) in exchange for a 100% equity interest in MCA Funds Holding. The exchange was valued at $173,347, which solely included unaffiliated limited partnership investments.

The Company made additional investments in MCA Fund I, MCA Fund II and MCA Fund III LP (“MCA Fund III”) in 2016 of $6,977, $66,645 and $139,720, respectively, and in 2015 of $11,763, $90,226 and $61,552, respectively. The Company’s investment in MCA Holding, MCA Fund II and MCA Funds Holding at December 31, 2016 was $139,350, $332,059 and $222,412, respectively, and the Company’s investment in MCA Holding, MCA Fund II and MCA Fund III at December 31, 2015 was $174,635, $343,327 and $81,257, respectively.

The value of the limited partnerships reflected in the Company’s investment in MCA Holding, MCA Fund II and MCA Funds Holding at December 31, 2016 was $241,674, $331,863 and $221,064, respectively. The value of limited partnerships reflected in the Company’s investment in MCA Holding, MCA Fund II and MCA Fund III at December 31, 2015 was $330,671, $343,313 and $80,830, respectively.

The Company’s maximum exposure to loss associated with MCA Holding, MCA Fund II, and MCA Funds Holding at December 31, 2016 was $172,881, $460,100, and $791,680, respectively, and the Company’s maximum exposure to loss associated with MCA Holding, MCA Fund II and MCA Fund III at December 31, 2015 was $216,915, $533,115, and $403,724, respectively. The Company calculates the maximum exposure to loss as the amount invested in the debt or equity of the fund plus other commitments and guarantees to the fund. As described in Note 13, the Company makes commitments to limited partnerships in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to these investees during the years ended December 31, 2016 and 2015.

MCA Fund I, MCA Fund II and MCA Fund III terminate on January 1, 2034, unless extended.

CMFG Life, MCA Fund I, MCA Fund II, and MCA Fund III invest in energy, mezzanine, private equity, and real estate limited partnerships. Energy limited partnerships invest in companies that primarily engage in the exploration, production, transportation and service industries in the oil, natural gas, metals and mining industries. Mezzanine limited partnerships invest in debt or debt like instruments but may also include an equity component. Mezzanine limited partnerships tend to generate steady interest payments. Private equity limited partnerships make direct investments in companies with the intent of improving the financial results over a period of time to allow for positive returns upon a liquidity event. Real estate limited partnerships are private equity funds that primarily invest in commercial, hospitality, office, and multi-family real estate.

38

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2016	2015

U.S. government and agency bonds	$-	$10,001
Money market mutual funds	79,782	23,288
Cash	29,032	41,766

Total cash, cash equivalents and short-term investments	$108,814	$75,055

Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2016	2015	2014

Bonds and notes	$370,836	$357,217	$349,676
Bonds and notes - affiliated	-	-	1,598
Preferred stocks - unaffiliated	1,009	2,126	953
Common stocks - unaffiliated	487	284	274
Common stocks - affiliated	20,000	100,000	-
Mortgage loans	82,937	73,154	76,811
Real estate	18,559	18,746	18,228
Contract loans	6,755	6,959	6,789
Other invested assets	65	513	8,618
Cash, cash equivalents and short-term investments	564	550	453
Derivative financial instruments	(1,005)	(236)	(168)
Other	741	1,021	562

Gross investment income	500,948	560,334	463,794
Less investment expenses	46,980	47,335	42,445

Net investment income	$453,968	$512,999	$421,349

Investment expenses include interest, salaries, brokerage fees, securities’ custodial fees, and real estate expenses, including depreciation.

Due and accrued investment income over 90 days past due is excluded from the balance sheet as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2016 or 2015 on this basis.

39

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Net Realized Capital Gains

Net realized capital gains for the years ended December 31 are summarized as follows:

	2016	2015	2014

Bonds and notes:
Gross gains from sales	$20,069	$4,767	$6,693
Gross losses from sales	(3,800)	(3,379)	(1,378)
Other	(3,344)	(2,248)	(2,601)
Other-than-temporary impairment losses	(7,833)	(2,282)	(639)
Preferred stocks-unaffiliated:
Gross gains from sales	7	-	-
Other-than-temporary impairment losses	-	(245)	-
Common stocks - unaffiliated:
Gross gains from sales	49	2,019	372
Other-than-temporary impairment losses	-	(298)	-
Common stocks - affiliated:
Gross gains from sales and merger	9,073	17,001	-
Gross losses from sales	-	-	(34,054)
Real estate	(351)	2,960	(1,711)
Mortgage loans:
Valuation allowance	(8)	-	-
Limited partnerships:
Gross gains from distributions	52,012	54,957	117,120
Gross losses from distributions	(1,107)	(24,243)	(44,372)
Derivative financial instruments	(5,854)	17,867	13,683
Other	(66)	247	(532)

Realized capital gains before taxes and transfer to
interest maintenance reserve	58,847	67,123	52,581

Tax on realized capital gains	(17,086)	(27,140)	(31,029)
Transfer to interest maintenance reserve	(17,184)	(874)	(3,066)

Net realized capital gains	$24,577	$39,109	$18,486

Proceeds from the sale of bonds and notes were $375,526, $204,839 and $256,377 in 2016, 2015 and 2014, respectively. Proceeds from the sale of stocks were $15,256, $19,336 and $83,617 in 2016, 2015 and 2014, respectively.

Other-Than-Temporary Investment Impairments

Investment securities are reviewed for other-than-temporary impairment (“OTTI”) on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

•	The existence of any plans to sell the investment security.

40

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

•	The extent to which fair value is less than statement value.

•	The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).

•	The financial condition and near term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions.

•	For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.

•	The Company’s ability to recover all amounts due according to the contractual terms of the agreements.

•	The Company’s collateral position, in the case of bankruptcy or restructuring.

A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the other-than-temporary impairment recognized in net income as a realized loss equals the difference between the investment’s amortized cost basis and its expected cash flows. In determining whether an unrealized loss is expected to be other-than-temporary, the Company considers, among other factors, any plans to sell the security, the severity of impairment, financial position of the issuer, recent events affecting the issuer’s business and industry sector, credit ratings, and the intent and ability of the Company to hold the investment until the fair value has recovered above its cost basis.

For certain securitized financial assets with contractual cash flows, the Company is required to periodically update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For investments in subsidiaries and limited partnerships, the Company reviews the financial condition and future profitability of the subsidiary or limited partnership interest to assess whether any excess of our initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a realized capital loss.

41

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

For those equity securities with a decline in the fair value deemed to be other-than-temporary, a charge is recorded in net realized investment gains equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those equity securities deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2016. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Consistent with the Company’s past practices, additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

The following table identifies the Company’s OTTI by type of investment for the years ended December 31:

	2016	2015	2014

Residential mortgage-backed	$(1,455)	$(70)	$(375)
Commercial mortgage-backed	-	(2)	(146)
Collateralized debt obligations	-	(3)	(118)
Political subdivisions of states, territories and possessions	(91)	-	-
Industrial and miscellaneous	(6,287)	(2,207)	-

Total bonds and notes	(7,833)	(2,282)	(639)

Mortgage loans	(8)	-	-
Common and preferred stocks	-	(543)	-

Total other than temporary
impairment losses	$(7,841)	$(2,825)	$(639)

All other-than-temporary impairments for loan-backed and structured securities were due to present value of cash flows expected to be collected being less than amortized cost.

The Company did not recognize any OTTI on loan-backed and structured securities during 2016, 2015 and 2014 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

42

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following tables list each loan-backed security held as of December 31, 2016 for which a credit related OTTI loss was recognized during 2016.

	Book Adjusted Carrying		Amortized Cost After
	Value Before Current Period	Recognized Other-	Other-Than-
	Other-Than-Temporary	Than-Temporary	Temporary
CUSIP	Impairments	Impairments	Impairments	Fair Value

45660NQJ7	$2,406	$(7)	$2,399	$2,682
03072SQT5	747	(606)	141	2,816
07384YJW7	81	(18)	63	352
294751DK5	9	(1)	8	31
759950ER5	161	(161)	-	819
760985V73	203	(98)	105	1,182
294751DK5	7	(2)	5	17
81441PCK5	660	(128)	532	550
93935HAH0	2,420	(104)	2,316	2,379
05539TAA3	3	(3)	-	-
294751DK5	3	-	3	9
81441PCH2	1,112	(2)	1,110	1,131
81441PCK5	329	(252)	77	323
93935HAH0	2,270	(73)	2,197	2,186

Total	$10,411	$(1,455)	$8,956	$14,477

Net Unrealized Capital Gains

The components of the change in net unrealized capital gains included in unassigned surplus for the years ended December 31 are shown in the table below.

	2016	2015	2014

Bonds and notes	$432	$1,447	$280
Preferred stocks - unaffiliated	-	245	(245)
Common stocks - unaffiliated	5,645	538	756
Common stocks - affiliated	7,805	33,103	165,726
Limited partnerships	(40,116)	(14,325)	(8,429)
Derivative financial instruments	7,345	(19,138)	1,792
Deferred income taxes	9,278	10,863	(32,650)

Change in unrealized capital gains, net of tax	$(9,611)	$12,733	$127,230

43

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2016 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position

	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2016

		Unrealized		Unrealized		Unrealized
Bonds and notes	Fair Value	Loss	Fair Value	Loss	Fair Value	Loss

U.S. government
and agencies	$142,058	$(10,498)	$-	$-	$142,058	$(10,498)
Political subdivisions of states,
territories and possessions	47,865	(3,046)	-	-	47,865	(3,046)
Special revenue and
special assessment obligations	10,218	(782)	-	-	10,218	(782)
Industrial and miscellaneous	1,399,855	(64,326)	169,271	(15,291)	1,569,126	(79,617)
Mortgage-backed
Residential mortgage-backed	198,613	(4,788)	-	-	198,613	(4,788)
Commercial mortgage-backed	48,738	(590)	2,878	(70)	51,616	(660)
Non-mortgage asset-backed
Collateralized debt obligations	-	-	1,943	(12)	1,943	(12)
Other structured securities	79,265	(1,619)	166,191	(655)	245,456	(2,274)

Total bonds and notes	1,926,612	(85,649)	340,283	(16,028)	2,266,895	(101,677)

Common stock - unaffiliated	-	-	2,163	(82)	2,163	(82)

Total temporarily
impaired securities	$1,926,612	$(85,649)	$342,446	$(16,110)	$2,269,058	$(101,759)

At December 31, 2016, the Company owned 505 bonds and notes with a fair value of $2,266,895 in an unrealized investment loss position. There were 87 of the 505 bonds and notes with a fair value of $340,283 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes is approximately 4.5% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2016 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $2,121,529 or 93.6% of the total fair value of all bonds and notes with unrealized losses at December 31, 2016. Total unrealized losses on investment grade bonds and notes were $95,881 at December 31, 2016.

At December 31, 2016, the Company had one stock with a fair value of $2,163 in an unrealized loss position for more than twelve months. The severity of unrealized losses for stocks is 3.8% of cost.

44

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2015 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position

	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2015

		Unrealized		Unrealized		Unrealized
Bonds and notes	Fair Value	Loss	Fair Value	Loss	Fair Value	Loss

U.S. government
and agencies	$187,070	$(5,193)	$-	$-	$187,070	$(5,193)
Political subdivisions of states,
territories and possessions	8,925	(563)	3,686	(401)	12,611	(964)
Industrial and miscellaneous	1,489,065	(101,939)	134,364	(32,887)	1,623,429	(134,826)
Mortgage-backed
Residential mortgage-backed	33,831	(234)	6,620	(320)	40,451	(554)
Commercial mortgage-backed	66,052	(595)	7,685	(331)	73,737	(926)
Non-mortgage asset-backed
Collateralized debt obligations	3,954	(45)	18,788	(1,326)	22,742	(1,371)
Other structured securities	79,479	(502)	213,405	(4,123)	292,884	(4,625)

Total bonds and notes	1,868,376	(109,071)	384,548	(39,388)	2,252,924	(148,459)

Common stocks and
preferred stocks	3,950	(50)	2,163	(82)	6,113	(132)

Total temporarily
impaired securities	$1,872,326	$(109,121)	$386,711	$(39,470)	$2,259,037	$(148,591)

At December 31, 2015, the Company owned 516 bonds and notes with a fair value of $2,252,924 in an unrealized investment loss position. There were 98 of the 516 bonds and notes with a fair value of $384,548 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes is approximately 9.3% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2015 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $2,055,273 or 91.2% of the total fair value of all bonds and notes with unrealized losses at December 31, 2015. Total unrealized losses on investment grade bonds and notes were $118,870 at December 31, 2015. Unrealized losses on collateralized debt obligations include two securities rated NAIC 6 with an additional loss of $463 as of December 31, 2015.

At December 31, 2015, the Company had two stocks with a fair value of $6,113 in an unrealized loss position. At December 31, 2015, the Company had one stock with a fair value of $2,163 in an unrealized loss position for more than twelve months. The aggregate severity of unrealized losses for stocks is 3.6% of cost.

45

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

Self-Occupancy Rent

Under statutory accounting practices, the Company is required to include in investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Investment income includes self-occupancy rental income of $16,205 in 2016, $15,699 in 2015 and $15,298 in 2014.

Assets Designated/Securities on Deposit

Iowa law requires that assets equal to a life insurer’s legal reserve must be designated for the Insurance Department for the protection of all policyholders. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. The Company designates assets for the Insurance Department for the protection of all policyholders and for other regulatory jurisdictions who require cash and securities be deposited for the benefit of policyholders. The Company also has securities pledged to the Federal Home Loan Bank (see Note 11), commercial banks in support of letters of credit and as other collateral.

The statement value of assets designated, on deposit or pledged by designee as of December 31 are as follows:

	2016	2015

Iowa Insurance Department	$9,067,219	$8,653,906
Other regulatory jurisdictions	5,256	7,026
Federal Home Loan Bank	416,026	423,890
Other collateral pledges	9,565	17,067

Total assets designated and assets on deposit	$9,498,066	$9,101,889

46

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The statement value of assets designated, on deposit or pledged as of December 31 are as follows:

	2016	2015

Bonds and notes and short-term investments	$7,860,460	$7,473,238
Mortgage loans	1,534,869	1,518,722
Contract loans	102,700	102,897
Margin account collateral	37	7,032

Total assets designated and assets on deposit	$9,498,066	$9,101,889

Securities Lending Agreements

The Company entered into a securities lending agreement in 2016, whereby certain debt securities are loaned for a short period of time from the Company’s portfolio to qualifying third parties. Terms of the agreement are for borrowers of these securities to provide collateral of at least 102% of the fair value of the loaned securities. The Company is permitted by contract to sell or repledge this collateral. Acceptable collateral may be in the form of cash or U.S. government securities as outlined in the securities lending agreement. The fair value of the loaned securities is monitored daily and additional collateral is obtained if the fair value of the collateral falls below 102% of the fair value of the loaned securities. The Company also monitors the creditworthiness, including credit ratings, of third party counterparties on a regular basis.

The loaned securities remain an asset of the Company; however, the Company records a liability within other liabilities for the amount of collateral held, representing its obligation to return the collateral related to the loaned securities. Collateral on deposit is also included in the consolidated statutory basis statements of admitted assets, liabilities and capital and surplus within other invested assets. The Company typically invests cash collateral in short-term securities.

At December 31, 2016, there were no securities on loan. During 2016, the Company had a maximum of $53,801 of securities on loan at any one time. For the year ended December 31, 2016, income associated with securities lending transactions of $32 was recorded as a component of net investment income on the Company’s consolidated statutory basis statements of operations.

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than investment-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

47

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

•	Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.

•	Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.

•	Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred. Therefore, for all transfers into Level 3, all realized gains and losses and all changes in unrealized gains and losses in the fourth quarter are not reflected in the Level 3 rollforward table.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and

48

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2016. There were three transfers totaling $3,498 into Level 2 from Level 3 and one transfer into Level 3 from Level 2 totaling $7,770 during the year ended December 31, 2016. The transfers out of Level 3 related to changes from models using one or more significant inputs that were unobservable to models using significant inputs that were observable. The transfer into Level 3 related to changes from models using significant inputs that were observable to models using one or more significant inputs that were unobservable.

There was one transfer totaling $565 into Level 3 from Level 2 during the year ended December 31, 2015. There were no transfers between Level 1 and Level 2 or from Level 3 to Level 2 during the year ended December 31, 2015. The transfer into Level 3 related to changes from models using significant inputs that were observable to models using one or more significant inputs that were unobservable.

49

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Fair Value Measurement

The following table summarizes the Company’s assets and liabilities that are measured at fair value as of December 31, 2016.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Bonds and notes
Industrial and miscellaneous	$-	$816	$-	$816
Collateralized debt obligations	-	-	7,770	7,770

Total bonds and notes	-	816	7,770	8,586

Preferred stocks	-	-	6,869	6,869
Common stocks	25,600	-	23,153	48,753
Short-term investments	79,782	-	-	79,782

Derivative assets
Options	-	32,458	-	32,458
Futures contracts	221	-	-	221

Total derivative assets	221	32,458	-	32,679

Separate account assets	35,905	2,991,224	-	3,027,129

Total assets at fair value	$141,508	$3,024,498	$37,792	$3,203,798

Liabilities, at Fair Value	Level 1	Level 2	Level 3	Total

Derivative liabilities
Options	$-	$19,183	$-	$19,183

Total liabilities	$-	$19,183	$-	$19,183

50

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table summarizes CMFG Life’s assets and liabilities that are measured at fair value as of December 31, 2015.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Bonds and notes
Political subdivisons	$-	$1,980	$-	$1,980
Residential mortgage-backed securities	-	-	568	568
Collateralized debt obligations	-	-	2,930	2,930

Total bonds and notes	-	1,980	3,498	5,478

Preferred stocks	-	-	7,215	7,215
Common stocks	24,000	-	11,191	35,191
Short-term investments	23,288	-	-	23,288

Derivative assets
Options	-	17,267	-	17,267
Futures contracts	152	-	-	152

Total derivative assets	152	17,267	-	17,419

Separate account assets	1,628	3,139,750	-	3,141,378

Total assets at fair value	$49,068	$3,158,997	$21,904	$3,229,969

Liabilities, at Fair Value	Level 1	Level 2	Level 3	Total

Derivative liabilities
Options	$-	$7,729	$-	$7,729
Futures Contracts	6	-	-	6
Swaps	-	10	-	10

Total liabilities at fair value	$6	$7,739	$-	$7,745

Determination of Fair Values

The Company determines the estimated fair value of its investments using primarily the market approach and the income approach. The use of quoted prices and matrix pricing or similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. A summary of valuation techniques for classes of financial assets and liabilities by fair value hierarchy level are as follows:

Level 1 Measurements

Common stocks: Consists of the Federal Home Loan Bank common stock as required as a member of the Federal Home Loan Bank of Des Moines. Valuation is based on the published redemption price at which the Company could transact.

51

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Short-term investments: Consists of money market mutual funds. Valuation is based on the closing price as of December 31.

Derivative assets and liabilities: Exchange traded derivatives that are actively traded and are valued based on quoted prices for identical instruments in markets that are active.

Separate account assets: Consists of money market funds. Valuation is based on the closing price as of December 31.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data, such as the U.S. Treasury curve.

Derivative assets and liabilities: Consists of options and swaps. Valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives markets.

Separate account assets: Consists of mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; and bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and options where valuation is based primarily on quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in over-the-counter derivatives markets.

Level 3 Measurements

Mortgage-backed securities (residential) and collateralized debt obligations: Valuations are obtained from independent, third-party pricing sources without adjustment. The Company does not have access to the significant unobservable inputs used to price these securities due to the lack of transparency in the process used by third parties to develop prices for these investments. The Company believes however, the types of inputs third parties may use would likely be similar to those used to price securities for which inputs are available to the Company, and therefore may include, but not limited to, loss severity rates, constant repayment rates, constant default rates and counterparty credit spreads.

Preferred and common stocks: Consists of non-public securities primarily acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted using internal appraisals that rely on unadjusted information obtained from general partners of the private equity investments.

52

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Changes in Fair Value Measurement

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2016:

				Realized/Unrealized Gain (Loss) Included in:

	Balance January 1, 2016	Transfers in to Level 3	Transfers out of Level 3	Net Income[1]	Unassigned Surplus	Net Purchases, (Sales) and (Maturities)	Balance December 31, 2016

Bonds and notes
Residential mortgage-
backed securities	$568	$-	$568	$-	$-	$-	$-
Collateralized
debt obligations	2,930	7,770	2,930	-	-	-	7,770
Preferred stocks	7,215	-	-	(346)	-	-	6,869
Common stocks	11,191	-	-	-	5,645	6,317	23,153

Total assets	$21,904	$7,770	$3,498	$(346)	$5,645	$6,317	$37,792

1 Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2016:

				Net Purchases,
				(Sales) and
	Purchases	Sales	Maturities	(Maturities)

Common stocks	$6,317	$-	$-	$6,317

Total assets	$6,317	$-	$-	$6,317

53

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table sets forth the changes in assets classified as Level 3 within the fair value hierarchy for the year ended December 31, 2015:

				Realized/Unrealized
				Gain (Loss)
				Included in:

	Balance	Transfers	Transfers			Purchases,	Balance
	January	in to	out of	Net	Unassigned	(Sales) and	December
	1, 2015	Level 3	Level 3	Income[1]	Surplus	(Maturities)	31, 2015

Bonds and notes
Residential mortgage-
backed securities	$3	$565	$-	$-	$-	$-	$568
Collateralized
debt obligations	1,283	-	-	-	1,647	-	2,930
Preferred stocks	5,750	-	-	(245)	245	1,465	7,215
Common stocks	11,212	-	-	1,657	538	(2,216)	11,191

Total assets	$18,248	$565	$-	$1,412	$2,430	$(751)	$21,904

1Included in net income are amortization of premium/discount, impairments, and realized gains and losses.

The following table provides the components of the items included in Level 3 net purchases, sales and maturities for 2015:

				Net Purchases,
				(Sales) and
	Purchases	Sales	Maturities	(Maturities)

Preferred stocks	$1,465	$-	$-	$1,465
Common stocks	744	(2,960)	-	(2,216)

Total assets	$2,209	$(2,960)	$-	$(751)

54

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Fair Value Measurement of Financial Instruments

Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practicable to estimate that value.

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2016:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$7,777,181	$8,015,590	$-	$7,474,817	$540,773
Preferred stocks - unaffiliated	15,869	16,967	-	9,059	7,908
Common stocks - unaffiliated	48,753	48,753	25,600	-	23,153
Mortgage loans	1,534,869	1,577,353	-	-	1,577,353
Cash equivalents and
short-term investments[1]	79,782	79,782	79,782	-	-
Other invested assets	87,860	101,249	-	93,790	7,459
Derivatives	33,170	39,748	221	39,527	-
Separate account assets	4,500,112	4,494,920	35,905	4,120,045	338,970
Financial instruments recorded
as liabilities:
Deposit-type contracts	355,977	359,317	-	359,317	-
Derivatives	19,197	42,275	-	42,275	-
Notes and interest payable	390,091	390,061	-	390,061	-
Separate account liabilities	4,500,112	4,494,920	35,905	4,120,045	338,970
Financial instruments recorded
as surplus:
Surplus notes	85,000	103,658	-	103,658	-

1Excludes cash and cash equivalents of $29,032 that is not subject to fair value accounting.

55

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table summarizes the carrying amounts and fair values of CMFG Life’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2015:

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$7,455,979	$7,662,841	$-	$7,205,053	$418,203
Preferred stocks - unaffiliated	16,215	17,120	-	9,178	7,942
Common stocks - unaffiliated	35,191	35,191	24,000	-	11,191
Mortgage loans	1,518,722	1,579,765	-	-	1,579,765
Cash equivalents and
short-term investments[1]	33,289	33,289	30,288	3,001	-
Other invested assets	10,739	10,739	-	-	10,739
Derivatives	17,419	23,398	152	23,246	-
Separate account assets	4,012,697	4,015,747	1,628	4,001,685	12,434
Financial instruments recorded
as liabilities:
Deposit-type contracts	363,896	382,411	-	382,411	-
Derivatives	7,745	31,352	6	31,346	-
Notes and interest payable	354,437	354,563	-	354,563	-
Separate account liabilities	4,012,697	4,015,747	1,628	4,001,685	12,434
Financial instruments recorded
as surplus:
Surplus notes	85,000	104,593	-	104,593	-

1Excludes cash and cash equivalents of $41,766 that is not subject to fair value accounting.

The carrying amounts for cash, accrued investment income, and margin deposits approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Common stocks - unaffiliated: Consists of the Federal Home Loan Bank common stock as required as a member of the Federal Home Loan Bank of Des Moines. Valuation is based on the published redemption price at which the Company could transact.

Cash equivalents and short-term investments: Consists of money market mutual funds and valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivative assets and liabilities: Consists of exchange traded derivatives that are actively traded and are valued based on quoted prices for identical instruments in markets that are active.

56

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Separate account assets and liabilities: Consists of money market funds; valuation is based on the closing price as of the balance sheet date.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks - unaffiliated: Consists of privately placed common and preferred stock. Valuation is based on observable market inputs such as risk free rates and market comparables.

Cash equivalents and short-term investments: Consists of U.S. government bonds that mature within one year from the date of purchase. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Derivative assets and liabilities: Consists of derivatives such as options and swaps; valuation inputs having a significant effect on fair value include market quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in the over-the-counter derivatives market.

Separate account assets and liabilities: Separate account assets are investments in mutual funds and unit investment trusts in which the contract holder could redeem its investment at net asset value per share at the measurement date with the investee; and bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data; and options where valuation is based primarily on quoted interest rates, market-implied volatility and other observable inputs regularly used by industry participants in over-the-counter derivatives markets. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Deposit-type contracts: The fair value of the Company’s liabilities under deposit-type insurance contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Notes and interest payable and surplus notes: The fair value for notes and interest payable and surplus notes is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not

57

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

Common and preferred stocks - unaffiliated: Consists of non-public securities primarily acquired in conjunction with investments in limited partnerships. Such investments are initially valued at transaction price and subsequently adjusted when evidence is available to support adjustments. Such evidence includes change in value as a result of public offerings, market comparables, market liquidity, the investees’ financial results, sales restrictions, or other items.

Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Other invested assets: The fair value of other invested assets, primarily collateral loans, is based upon quoted market prices for similar assets with unobservable inputs. Other invested assets accounted for on the equity method, primarily limited partnerships, are excluded from fair value disclosures.

Separate account assets and liabilities: Separate account assets are investments held for single premium deferred and flexible premium deferred variable annuities. Valuations of bonds and notes are based on internal models, which include unobservable inputs for similar assets in markets that may not be active. The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Not Practicable to Estimate Fair Value

Contract loans: The Company believes it is not practicable to determine the fair value of contract loans since there is no stated maturity and they are often repaid by reductions to benefits.

Note 5: Income Tax

The Company is included in the consolidated federal income tax return of CMHC along with the following affiliates, which are also subsidiaries of CMHC: CUMIS, CUMIS Specialty Insurance Company, Inc., CUMIS Vermont, Inc., CMIC, CUNA Mutual Insurance Agency, Inc., CUMIS Mortgage Reinsurance Company, CUNA Brokerage Services, Inc., International Commons, Inc., MEMBERS Capital Advisors, Inc., CPI Qualified Plan Consultants, Inc., CUNA Mutual Financial Group, Inc., and CUNA Mutual Global Holdings, Inc.

58

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The Company has entered into a tax sharing agreement with CMHC and its subsidiaries. The agreement provides for the allocation of tax expense based on each subsidiary’s contribution to the consolidated federal income tax liability. Pursuant to the agreement, subsidiaries that have incurred losses are reimbursed regardless of the utilization of the loss in the current year.

Current income tax expense consists of the following for the years ended December 31:

	2016	2015	2014

Federal income tax expense (benefit) on operations	$20,458	$42,717	$(1,993)
Federal income tax expense on
realized capital gains	23,100	27,446	32,102
Federal income tax expense (benefit) on surplus items	-	-	(24,594)

Federal income tax expense	$43,558	$70,163	$5,515

59

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The 2016 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2016	2015	Change

Adjusted gross deferred tax assets	$318,326	$320,591	$(2,265)
Total deferred tax liabilities	(124,397)	(111,835)	(12,562)

Net deferred tax asset (excluding nonadmitted)	$193,929	$208,756	(14,827)

Tax effect of unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			(3,267)

Change in net deferred income tax			$(18,094)

The 2015 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2015	2014	Change

Adjusted gross deferred tax assets	$320,591	$308,163	$12,428
Total deferred tax liabilities	(111,835)	(113,164)	1,329

Net deferred tax asset (excluding nonadmitted)	$208,756	$194,999	13,757

Tax effect of unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			(12,645)

Change in net deferred income tax			$1,112

60

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The 2014 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2014	2013	Change

Adjusted gross deferred tax assets	$308,163	$290,746	$17,417
Total deferred tax liabilities	(113,164)	(80,578)	(32,586)

Net deferred tax asset (excluding nonadmitted)	$194,999	$210,168	(15,169)

Tax effect of unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			30,243

Change in net deferred income tax			$15,074

Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31 differs from the amount computed by applying the U. S. federal corporate income tax rate of 35% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

61

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

	2016	2015	2014

Tax expense computed at federal corporate rate	$87,832	$114,819	$48,668
Dividends received deductions	(11,036)	(37,938)	(5,496)
Meals and entertainment	883	970	729
Foreign tax credit	(119)	(298)	(354)
Income tax expense (benefit) related to prior years	(6,871)	4,968	(4,087)
Nonadmitted assets	(3,933)	(8,313)	(20,733)
Surplus items	-	-	(24,594)
Nontaxable gain on merger	-	(2,884)	-
Nondeductible penalties	(537)	1,509	156
Interest maintenance reserve amortization	(3,405)	(4,016)	(5,275)
Statutory change in reserve valuation basis	-	-	1,043
Change in valuation allowance	(79)	(57)	-
Realized foreign currency translation adjustment	(1,253)	-	-
Other	170	291	384

Total statutory income taxes	$61,652	$69,051	$(9,559)

Federal income tax expense	$43,558	$70,163	$5,515
Change in net deferred income tax	18,094	(1,112)	(15,074)

Total statutory income taxes	$61,652	$69,051	$(9,559)

62

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2016			December 31, 2015			Change

	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross deferred tax
assets	$293,719	$24,607	$318,326	$303,506	$17,164	$320,670	$(9,787)	$7,443	$(2,344)
Statutory valuation
allowance
adjustment	-	-	-	-	(79)	(79)	-	79	79

Adjusted gross
deferred tax
assets	293,719	24,607	318,326	303,506	17,085	320,591	(9,787)	7,522	(2,265)

Deferred tax
assets nonadmitted	(387)	-	(387)	(14,575)	(71)	(14,646)	14,188	71	14,259

Admitted deferred
tax assets	293,332	24,607	317,939	288,931	17,014	305,945	4,401	7,593	11,994
Deferred tax
liabilities	(88,662)	(35,735)	(124,397)	(84,792)	(27,043)	(111,835)	(3,870)	(8,692)	(12,562)

Net admitted
deferred tax
assets	$204,670	$(11,128)	$193,542	$204,139	$(10,029)	$194,110	$531	$(1,099)	$(568)

The nonadmitted deferred tax asset decreased $14,259 in 2016 and $2,668 in 2015. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

63

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2016	2015	Change

Ordinary deferred tax assets:
Life and accident and health reserves	$99,741	$104,386	$(4,645)
Investments	14	17	(3)
Deferred acquisition costs	56,459	52,187	4,272
Unearned revenue	13,858	13,416	442
Receivables - nonadmitted	102	49	53
Employee benefits	88,947	89,529	(582)
Miscellaneous nonadmitted assets	13,637	16,607	(2,970)
Policyholder dividends	14,015	12,729	1,286
Unrealized losses	-	6,956	(6,956)
Other	6,946	7,630	(684)

Subtotal ordinary deferred tax assets	293,719	303,506	(9,787)
Nonadmitted ordinary deferred tax assets	(387)	(14,575)	14,188

Admitted ordinary deferred tax asset	293,332	288,931	4,401

Capital deferred tax assets:
Investments	-	151	(151)
Receivable for future contingent payments	17,162	17,013	149
Unrealized losses	7,445	-	7,445

Subtotal capital deferred tax assets	24,607	17,164	7,443
Statutory valuation allowance adjustment	-	(79)	79
Nonadmitted capital deferred tax assets	-	(71)	71

Admitted capital deferred tax asset	24,607	17,014	7,593

Admitted deferred tax assets	317,939	305,945	11,994

Ordinary deferred tax liabilities:
Investments	(493)	(551)	58
Deferred and uncollected premiums	(61,662)	(55,989)	(5,673)
Tax method changes	(7,468)	(8,519)	1,051
Fixed assets and real estate	(1,553)	(5,856)	4,303
Prepaid expenses	(6,292)	(7,979)	1,687
Unrealized gains	(10,607)	-	(10,607)
Other	(587)	(5,898)	5,311

Total ordinary deferred tax liabilities	(88,662)	(84,792)	(3,870)

Capital deferred tax liabilities:
Investments	(35,735)	(22,639)	(13,096)
Unrealized gains	-	(4,404)	4,404

Subtotal capital deferred tax liabilities	(35,735)	(27,043)	(8,692)

Total deferred tax liabilities	(124,397)	(111,835)	(12,562)

Net admitted deferred tax asset	$193,542	$194,110	$(568)

64

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

		December 31, 2016			December 31, 2015			Change

		Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

(a)	Federal income taxes
	paid in prior years
	recoverable through loss
	carrybacks	$120,456	$12,466	$132,922	$80,685	$7,764	$88,449	$39,771	$4,702	$44,473
(b)	Adjusted gross deferred
	tax assets expected to
	be realized after
	application of the
	threshold limitation; the
	lesser of (i) or (ii):	60,620	-	60,620	105,661	-	105,661	(45,041)	-	(45,041)
	(i) Adjusted gross
	deferred tax assets
	expected to be
	realized following the
	balance sheet date	60,620	-	60,620	105,661	-	105,661	(45,041)	-	(45,041)
	(ii) Adjusted gross
	deferred tax assets
	allowed per limitation
	threshold	-	-	274,470	-	-	252,278	-	-	22,192
(c)	Adjusted gross deferred
	tax assets offset by
	gross deferred tax
	liabilities	112,256	12,141	124,397	102,585	9,250	111,835	9,671	2,891	12,562

Admitted deferred tax asset		$293,332	$24,607	$317,939	$288,931	$17,014	$305,945	$4,401	$7,593	$11,994

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2016	2015

Ratio percentage used to determine recovery period and
threshold limitation amount (RBC reporting entity)	1092%	1125%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$1,829,797	$1,681,853

The Company did not use tax planning strategies, including the use of reinsurance, in the calculation of adjusted gross deferred tax assets and net admitted deferred tax assets in 2016 and 2015.

Other Tax Items

As of December 31, 2016, for income tax purposes, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

65

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The Company generally does not provide for U.S. deferred income taxes or foreign withholding taxes on the undistributed earnings of its non-U.S. affiliates and associated companies since the earnings are intended to be reinvested indefinitely. The total amount of undistributed earnings for which such taxes have not been provided is approximately $24,200 and $36,512 as of December 31, 2016 and 2015, respectively. The amount of unrecognized deferred tax liability associated with these earnings is approximately $2,557 and $7,795 as of December 31, 2016 and 2015, respectively.

Income taxes incurred in 2016, 2015, and 2014 of $65,442, $54,612, and $15,417, respectively, are available for recoupment in the event of future losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

A reconciliation of the beginning and ending amount of tax contingences is as follows:

	2016	2015

Balance at January 1	$10,212	$10,909
Additions based on tax positions related to the current year	1,171	485
Additions for prior years’ tax position	-	423
Reductions for prior years’ tax position	(34)	(1,105)
Reductions for settlements	-	(500)

Balance at December 31	$11,349	$10,212

The overall effective income tax rate in future periods will be affected if the balances of the tax contingencies as of December 31, 2016 are revalued. The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company recognizes interest and penalties accrued related to tax contingencies in income tax expense in the consolidated statutory basis statements of operations. During the years ended December 31, 2016, 2015, and 2014, the Company recognized additions of $1,168, $309, and CMFG Life recognized additions of $712 in interest and penalties, respectively. The Company had accrued $3,844 and $2,676 for the payment of interest and penalties at December 31, 2016 and 2015, respectively.

The Company is included in a consolidated U.S. federal income tax return filed by CMHC and files income tax returns in various foreign jurisdictions. The Company is also included in income tax returns filed in various states. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is generally no longer subject to income tax examinations by tax authorities for years ended before 2008. The Internal Revenue Service statute of limitations for tax years 2008-2009 are expected to close in late 2017. In January 2017, the Company received approval from the Joint Committee on Taxation related to its federal income tax examinations for tax years 2008-2009.

66

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 6: Related Party Transactions

In the normal course of business, the Company has various lending and other transactions with related entities. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled monthly.

Significant amounts due to/from affiliates are shown in the following table:

	2016	2015

Due to the Company:
CUMIS Insurance Society, Inc.	$6,733	$9,880
CUNA Mutual Investment Corporation	-	951
CUNA Mutual Insurance Agency, Inc.	22,864	10,583
CUNA Brokerage Services, Inc.	8,365	1,283
CPI Qualified Plan Consultants	3,439	2,225
TruStage Insurance Agency, LLC	-	4,818
CMFG Ventures, LLC	11,640	-
All other affiliates	1,860	5,340

Total	$54,901	$35,080

Due from the Company:
CUMIS VT	$40,780	$42,997
MEMBERS Capital Advisors, Inc.	1,058	1,556
All other affiliates	445	54

Total	$42,283	$44,607

CMFG Life allocated expenses of $511,437, $475,775, and $446,905 to its subsidiaries in 2016, 2015, and 2014, respectively.

The Company hires MEMBERS Capital Advisors, Inc. (“MCA”) for investment advisory services. MCA, which is 100% owned by CMIC, manages substantially all of the Company’s invested assets in accordance with policies, directives, and guidelines established by the Company. The Company recorded MCA investment management fees totaling $19,880 and $18,940 in 2016 and 2015, respectively, and CMFG Life recorded MCA investment management fees totaling $18,017 for 2014. Subsidiaries of the Company recorded MCA investment management fees of $5,114, $3,427 and $3,098 in 2016, 2015 and 2014, respectively.

CMFG Life made a capital contribution to CMIC of cash of $10,000 and $15,000 in 2016 and 2015, respectively. CMFG Life made a capital contribution to TruStage Insurance Agency, LLC of cash of $1,000 in 2016. CMFG Life did not make any contributions to TruStage Insurance Agency, LLC in 2015 or 2014. CMFG Life also received cash dividends of $20,000 and $100,000 from CMIC in 2016 and 2015, respectively. There were no cash dividends received in 2014. CMFG Life paid a cash

67

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

dividend of $2,000 to CMFG, the Company’s immediate parent during 2016. There were no cash dividends paid in 2015 or 2014.

The Company enters into reinsurance agreements with various related parties. See Note 7 – Reinsurance.

Pursuant to intercompany agreements used for cash management, the Company had notes payable to CUMIS VT of up to $43,600 and $50,000 during 2016 and 2015, respectively. The Company had $40,780 and $42,997 of notes payable to CUMIS VT outstanding as of December 31, 2016 and 2015, respectively.

The Company is party to an unsecured line of credit agreement with CMG Student Lending Services, LLC (“CMG SLS”) whereby the Company advances funds up to $100,000 at the three-month London InterBank Offered Rate (“LIBOR”) plus 100 basis points. CMG SLS is a downstream affiliate of the Company. At December 31, 2016 and 2015, there was an outstanding balance of $7,459 and $10,636 with accrued interest of $910 and $1,547, respectively. During 2016, 2015 and 2014, the Company recorded interest income of $162, $163 and $196, respectively.

MEMBERS Life utilizes CUNA Brokerage Services, Inc. (“CBSI”), which is 100% owned by CMIC, to distribute its single premium deferred and flexible premium deferred variable annuity products and recorded a commission for this service of $24,900 and $23,072 in 2016 and 2015, respectively, which is included in insurance taxes, licenses, fees and commissions. CMFG Life utilizes CBSI to distribute annuities and recorded a commission for this service of $3,098, $3,880 and $4,274 in 2016, 2015 and 2014, respectively, which are in insurance taxes, licenses, fees and commissions in 2016 and 2015 and included in general insurance expenses in 2014.

On January 1, 2014 the Company transferred substantially all of its investments in its limited partnerships to MCA Fund I and MCA Fund II and received an interest in each fund. See Note 3, Investments - Limited Partnerships, for additional information on this transaction.

In 2013 and 2014, the Company transferred the sponsorship of its two qualified defined benefit pension plans for represented and non-represented employees to CMFG, the Company’s immediate parent. The Company has no ongoing obligation to the plans but may be allocated expense from CMFG for its employees’ participation in the plans.

CMFG Life and CMFG Life VT had been parties to a reinsurance agreement. The agreement was commuted on November 30, 2015 (see Note 7 Reinsurance) and subsequently, CMFG Life VT merged into CMFG Life. The merger was accounted for as a non-reciprocal transfer and inter-company activity in 2015 was reversed and reflected in the financial statements as if the merger occurred January 1, 2015.

Note 7: Reinsurance

The Company enters into ceded reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure and to exit certain products. The Company retains the risk of loss in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also utilizes reinsurance to meet its overall financial and capital objectives.

68

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Effective November 1, 2015, CMFG Life entered into an agreement with its affiliate, MEMBERS Life, to assume 100% of its flexible premium deferred variable annuity product. CMFG Life pays a commission equal to 100% of MEMBERS Life actual expenses incurred for this business. Effective January 1, 2013, CMFG Life entered into an agreement with MEMBERS Life to assume 100% of its single premium deferred annuity product. CMFG Life pays a commission equal to 100% of MEMBERS Life actual expenses incurred for this business. Effective October 31, 2012 CMFG Life entered into an agreement with MEMBERS Life to assume 95% of its life and accident and health closed block of business. CMFG Life pays a commission equal to 95% of MEMBERS Life actual expenses incurred for this block of business. On September 30, 2015, the agreement was amended and MEMBERS Life now cedes 100% of its insurance policies in force to CMFG Life and is reimbursed 100% for expenses incurred in the provision of policyholder and benefit payments services, and insurance taxes and charges going forward. These agreements are eliminated in the 2016 and 2015 consolidated financial statements.

On December 31, 2012, CMFG Life entered into a coinsurance and modified coinsurance agreement with CMFG Life VT, an affiliate, to cede 100% of its variable annuity business. The separate account assets remained in the separate account. The net activity was ceded to CMFG Life VT. CMFG Life commuted this agreement on November 30, 2015 and recaptured the ceded reserves associated with the reinsurance agreement as if the commutation occurred January 1, 2015, pursuant to the post-commutation merger of CMFG Life VT into CMFG Life, as described in Note 1. The commutation had no impact on surplus or net income.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2016, 2015, and 2014.

69

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

	2016	2015	2014

Premiums earned:
Direct	$3,175,188	$2,929,275	$2,618,770
Assumed from affiliates	992	566	255,344
Assumed from non-affiliates	706	889	884
Ceded to affiliates	-	228,611	(284,252)
Ceded to non-affiliates	(11,068)	(11,713)	(78,770)

Premiums earned, net of reinsurance	$3,165,818	$3,147,628	$2,511,976

Benefits and surrender expenses:
Direct	$2,173,942	$2,527,146	$3,256,267
Assumed from affiliates	-	-	5,899
Assumed from non-affiliates	319	679	397
Ceded to affiliates	-	13	(1,267,495)
Ceded to non-affiliates	(7,431)	(11,990)	(59,033)

Benefits and surrender expenses, net of reinsurance	$2,166,830	$2,515,848	$1,936,035

Increase in policy reserves:
Direct	$372,170	$136,049	$34,424
Assumed from affiliates	(15)	-	(1,281)
Ceded to affiliates	-	228,597	4,828
Ceded to non-affiliates	(12,347)	(7,215)	(8,352)

Increase in policy reserves, net of reinsurance	$359,808	$357,431	$29,619

Policy reserves and claim liabilities are stated net of reinsurance balances ceded of $183,574 in 2016 and $170,750 in 2015.

70

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 8: Liability for Claim Reserves

Activity in the liability for life and accident and health claim reserves, including an allowance for the cost of investigating and settling losses, which is included in the liabilities for policy reserves and policy and contract claims is summarized as follows:

	2016		2015

		Accident and		Accident and
	Life	Health	Life	Health
	Insurance	Insurance	Insurance	Insurance

Balance as of January 1	$55,585	$372,954	$53,462	$376,976
Less experience refunds liability	17,516	-	16,039	-
Less reinsurance recoverables	576	9,211	1,219	9,445

Net balance as of January 1	37,493	363,743	36,204	367,531

Incurred, net of reinsurance
recoverable, related to:
Current year	327,543	245,936	318,451	220,674
Prior years	(9,665)	(25,003)	(9,370)	(25,637)

Total incurred	317,878	220,933	309,081	195,037

Paid, net of reinsurance
recoverable, related to:
Current year	292,663	84,072	284,572	70,758
Prior years	25,509	130,144	23,220	128,067

Total paid	318,172	214,216	307,792	198,825

Net balance at December 31	37,199	370,460	37,493	363,743
Plus experience refunds liability	17,567	-	17,516	-
Plus reinsurance recoverables	489	11,929	576	9,211

Balance at December 31	$55,255	$382,389	$55,585	$372,954

For life products, the 2016 and 2015 decrease in prior year incurred losses primarily relates to favorable development driven by fewer reported losses than expected. For accident and health products, the 2016 decrease in prior year incurred losses primarily relates to favorable development on credit disability driven by lower than expected frequency and for 2015 the decrease in prior year incurred losses primarily relates to favorable development on credit disability insurance reserves due to lower losses than expected driven by lower frequency and severity.

71

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 9: Annuity Reserves and Deposit Liabilities

The withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, which are reported as policy reserves on annuity contracts and liability for deposit type contracts are shown in the tables below:

		Separate	Separate
	General	Account with	Account		% of
December 31, 2016	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$2,601,072	$1,508,889	$-	$4,109,961	43.1%
At book value less surrender
charge of 5% or more	433,142	-	-	433,142	4.5%
At fair value	-	-	2,647,600	2,647,600	27.8%

Total with adjustment or
at fair value	3,034,214	1,508,889	2,647,600	7,190,703	75.4%
At book value with minimal or
no charge adjustment	1,224,371	-	-	1,224,371	12.8%
Not subject to
discretionary withdrawal	1,112,360	-	3,367	1,115,727	11.8%

Gross annuity reserves and
deposit liabilities	5,370,945	1,508,889	2,650,967	9,530,801	100.0%
Reinsurance ceded	-	-	-	-

Total annuity reserves and
deposit liabilities	$5,370,945	$1,508,889	$2,650,967	$9,530,801

72

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

		Separate	Separate
	General	Account with	Account		% of
December 31, 2015	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$2,396,571	$872,947	$-	$3,269,518	36.8%
At book value less surrender
charge of 5% or more	638,748	-	-	638,748	7.2%
At fair value	-	-	2,855,958	2,855,958	32.1%

Total with adjustment or
at fair value	3,035,319	872,947	2,855,958	6,764,224	76.1%
At book value with minimal or
no charge adjustment	1,162,447	-	-	1,162,447	13.1%
Not subject to
discretionary withdrawal	961,088	-	3,118	964,206	10.8%

Gross annuity reserves and
deposit liabilities	5,158,854	872,947	2,859,076	8,890,877	100.0%
Reinsurance ceded	-	-	-	-

Total annuity reserves and
deposit liabilities	$5,158,854	$872,947	$2,859,076	$8,890,877

Note 10: Statutory Financial Data and Dividend Restrictions

Risk-based capital (“RBC”) requirements promulgated by the NAIC and adopted by the Insurance Department require U. S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2016 and 2015, CMFG Life’s and MEMBERS Life’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

CMFG Life and its downstream insurance subsidiaries are subject to statutory regulations as to maintenance of policyholders’ surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. CMFG Life could pay $200,267 in stockholder dividends in 2017 without the approval of the Insurance Department. MEMBERS Life could pay $2,321 in stockholder dividends in 2017 without the approval of the Insurance Department. CMFG Life has two indirect wholly-owned insurance subsidiaries that could pay an aggregate of $92,226 in stockholder dividends in 2017 without regulatory approval. CMFG Life owns one indirect captive insurer whereby all dividends require regulatory approval.

73

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 11: Notes and Interest Payable

The following table provides the details of the Company’s notes and interest payable at December 31:

	2016	2015

Line of credit - Federal Home Loan Bank	$390,091	$350,030
Loan participation	-	4,407

Total notes and interest payable	$390,091	$354,437

CMFG Life Insurance Company – Line of Credit – Federal Home Loan Bank

The Company has borrowing capacity as a result of contractual arrangements with the Federal Home Loan Bank of Des Moines (“FHLB”) that were entered into in 2007 and evidenced by Advances, Collateral Pledge, and Security Agreements. These agreements provide that the Company is entitled to borrow from the FHLB if the Company purchases FHLB restricted stock and provides securities as collateral for such borrowings. The amount of such permitted borrowings is 22.5 times the Company’s FHLB stock ownership, with an overall limitation based on 30% of the Company’s statutory assets. Interest on borrowings was calculated daily at floating rates that ranged from 0.47% to 0.81% in 2016, 0.23% to 0.46% in 2015 and 0.21% to 0.35% in 2014. Payments are due on the line of credit at various dates through 2017 with options of renewal available. As of December 31, 2016 and 2015, the Company owned $25,600 and $24,000 of FHLB restricted common stock, respectively. The Company had $416,026 and $423,890 of pledged securities at December 31, 2016 and 2015, respectively. The FHLB discounted value of the pledged securities was $402,277 and $401,866 at December 31, 2016 and 2015, respectively. At December 31, 2016 and 2015, the Company had outstanding borrowings and interest of $390,091 and $350,030, respectively.

CUNA Mutual Financial Group, Inc. – Line of Credit – Wells Fargo Bank

In June 2015, CMFG, CMFG Life, CUMIS and CMIC entered into a $250,000 five year unsecured revolving credit facility agreement with Wells Fargo Bank, National Association and other lenders. Under the facility, the unused fee was assessed at 0.175% at December 31, 2016 and 2015. Interest amounts are calculated based on certain benchmark interest rates plus a spread that ranges from 1.25% to 1.75% based on CMFG’s debt to capital ratio. CMFG is required to comply with financial covenants including a maximum ratio of total debt to capital and a minimum consolidated net worth. CMFG Life and CUMIS are required to comply with minimum statutory risk-based capital ratios. CMFG, CMFG Life and CUMIS were in compliance with these covenants at December 31, 2016 and 2015. As of December 31, 2016 and 2015, there were no outstanding borrowings under the facility. The facility expires in June 2020. CMFG designated up to $50,000 from the line of credit to be used to fund the capital needs of certain subsidiaries in the event that the subsidiaries need additional capital to meet regulatory minimums. These requirements were released in 2015 and accordingly, the entire $250,000 line of credit was available for general corporate purposes.

74

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

CMFG Life Insurance Company – Loan Participation

In 2013, the Company sold an interest in a mortgage loan to an unaffiliated entity, which has been accounted for as a secured borrowing. The Company’s ongoing participation with the interest sold includes providing certain management and administrative services, including appointing and delegating the loan servicer. In 2016, the mortgage loan was repaid and the Company no longer participates in the secured borrowing.

The interest sold was included in mortgage loans in the consolidated statutory basis statement of admitted assets, liabilities and capital and surplus. The cash flows related to interest and principal payments received from the borrower on the original mortgage loan, less servicing fees, were paid to the counterparty in accordance with the terms of the underlying agreement. Notwithstanding this accounting treatment, the mortgage loan asset that collateralized the note payable supplied the cash flow to pay principal and interest to the note holder, and the interest in the mortgage loan sold was not available to general creditors of the Company.

Note 12: Surplus Notes

The 8.5% $85,000 surplus notes, issued in 2010, are due in July 2030. Interest on the notes is payable semi-annually. The surplus notes are unsecured obligations of CMFG Life, ranking subordinate to the claims of policyholders and all other creditors. CMFG Life may not pay any principal, interest or make-whole amounts (fee paid on prepayment of principal) unless it has given notice to and received approval from the applicable insurance regulatory authority. Beginning on July 31, 2020, and continuing annually thereafter until July 2030, scheduled principal payments (in equal annual installments) will be due and payable, subject to the foregoing regulatory approvals. CMFG Life is required to comply with certain financial covenants including maintenance of a minimum statutory risk-based capital ratio and minimum total adjusted statutory capital level. At December 31, 2016, CMFG Life was in compliance with these covenants.

A request for payment of surplus note interest due January 2017 was submitted to the Insurance Department and approval was granted in 2017. Since the approval was in 2017, there is no accrual at December 31, 2016. CMFG Life incurred and paid interest of $7,225 in 2016, 2015 and 2014.

Note 13: Commitments and Contingencies

Investment Commitments

The Company has the following investment commitments outstanding at December 31:

75

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

	2016	2015

Limited partnerships	$145,934	$529,303
Investment in affiliated LLC	597,800	42,280
Mortgage loans	8,000	40,280
Private placement debt securities	44,385	7,000
Bank loans	176	136

Total investment commitments	$796,295	$618,999

Limited partnership commitments generally represent commitments to acquire financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

Investment in affiliated LLC commitments generally represents commitments to fund the LLC’s acquisition of financial interests or instruments. The Company enters into these agreements to allow for additional participation in certain limited partnership investments.

Mortgage loan commitments are agreements to fund commercial mortgages after yearend for loans approved prior to year-end.

Private placement debt security commitments are contracts signed prior to year-end to purchase debt securities after year-end.

Bank loan commitments represent commitments to acquire loans from banks at a specified future date.

Leases

The Company contracts for long term leases for office space, autos and equipment. Certain leases have renewal options and/or fixed rental increases. Renewal options that are reasonably assured of exercise are included in determining the lease term. Any rent abatements or lease incentives, in addition to fixed rental increases, are included in the calculation of rent expense and amortized on a straight-line basis over the defined lease term.

76

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The Company has the following minimum operating lease payments as of December 31, 2016.

Future Minimum
Operating
Lease Payments

2017	$7,664
2018	5,689
2019	2,066
2020	698
Thereafter	219

Total minimum lease payments	$16,336

Rental expense included in the Company’s operations, excluding rent expense applicable to its own buildings, amounted to $13,882, $10,487 and $9,309 in 2016, 2015 and 2014, respectively.

In December 2013, the Company entered into sale leaseback transactions with an unrelated party to sell and leaseback software. The Company had entered into similar sale leaseback transactions with software and equipment in 2012 and 2011, and both of these leases have since terminated. The lease term for the software lease was for 4 years with annual lease payments of $1,028, $2,429, and $1,904 for the leases beginning in 2013, 2012, and 2011, respectively. The lease term for the equipment was 5 years with annual lease payments of $2,459. At the end of each year of each lease, the Company has the option of purchasing the software and equipment at a predetermined percentage of the original sale price. At December 31, 2016, the Company has elected to purchase all software and equipment at the end of each lease year.

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2016 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $7,572 and $5,254 at December 31, 2016 and 2015, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued assessments and has established an asset of $5,784 and $4,380 as of December 31, 2016 and 2015, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

77

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Assets recognized from paid and accrued premium tax offsets and policy surcharges are summarized as follows:

	2016	2015

Creditable guaranty fund assessments paid	$1,779	$1,968
Creditable guaranty fund assessments accrued	4,380	4,671

Balance as of January 1	6,159	6,639

Decreases:
Premium tax offset applied	430	538
Accrued Assessments	-	291

Total decreases	430	829

Increases:
Creditable guaranty fund assessments paid	432	349
Accrued assessments	1,404	-

Total increases	1,836	349

Creditable guaranty fund assessments paid	1,781	1,779
Creditable guaranty fund assessments accrued	5,784	4,380

Balance as of December 31	$7,565	$6,159

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company’s practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the consolidated statutory basis financial statements of the Company.

78

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Note 14: Benefit Plans

Postretirement Benefit Plans

CMFG Life had noncontributory defined benefit pension plans that covered most full time employees, for which retirement benefits were provided using either a traditional or cash balance formula. The traditional formula provided benefits based on compensation and years of service whereas the cash balance formula utilized notional accounts that credit participants with benefits equal to a percentage of eligible pay as well as earnings credits for each account balance. The cash balance formula applied to employees hired after December 31, 2001 for employees not covered under a collective bargaining agreement (“non-represented employees”) and September 1, 2005 for employees covered under a collective bargaining agreement (“represented employees”). Pursuant to a collective bargaining agreement (“the Agreement”) executed on May 3, 2013 the traditional formula portion of the pension plan for represented employees was frozen as of December 31, 2015. Benefits vested according to plan schedules. The Company’s policy was to fund pension costs as required to meet the minimum funding requirements under the Employee Retirement Income Security Act of 1974.

Effective January 1, 2013, the Company adopted SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (“SSAP No. 102”), and SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (“SSAP No. 92”). Under these standards, future obligations due to non-vested participants are required to be included in benefit obligations. These SSAPs also require the Company’s surplus, as reported on the statement of admitted assets, liabilities, and capital and surplus, to fully reflect the net liability related to the plans’ projected benefit obligations, reduced by the fair value of any plan assets, including unrecognized net experience losses and prior service costs. The Company elected to recognize the impact into surplus over a transition period not to exceed ten years as provided under the standards. Beginning in 2014, the Company’s remaining transition liability related to other postretirement benefits of $11,085, was recognized in unassigned surplus on a systematic basis, consistent with the transition rules described in the guidance, over a four-year period. In 2016, 2015 and 2014, $2,719, $4,881 and $3,485, respectively, of the transition liability was recognized in unassigned surplus. At December 31, 2016, the entire transition liability has been recognized in unassigned surplus.

Effective December 31, 2013, the Company transferred the sponsorship of its qualified defined benefit pension plan for non-represented employees to CMFG, the Company’s immediate parent. The Company has no ongoing obligation to the plan but expects to contribute to the annual cost. There were $22,600, $16,000 and $36,300 of expenses recorded in general insurance expenses related to this plan in 2016, 2015 and 2014, respectively.

Effective February 5, 2014, the Company transferred the sponsorship of its qualified defined benefit pension plan for represented employees to CMFG. The Company made a contribution to the plan prior to the transfer and has no ongoing obligation to the plan but expects to contribute to the annual cost. There were $9,500, $14,000 and $16,450 of expenses recorded in general insurance expenses related to this plan in 2016, 2015 and 2014, respectively.

The remaining pension benefit obligation relates to certain employees and directors also eligible for non-qualified defined benefit plans. The Company has

79

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

postretirement benefit plans that provide certain medical and life insurance benefits to eligible participants and dependents. The cost of postretirement benefits is recognized over the period the employees perform services to earn the benefits. As of January 1, 2016, pursuant to the Agreement above, retirement medical subsidies will be eliminated for all future retirees who do not meet certain age, years of service and/or employment status criteria.

The measurement date for all benefit plans is December 31.

80

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following tables provide information with respect to the benefit obligations, the fair value of assets, and the funded status of the plans for the years ended at December 31:

	Pension Benefits		Other Postretirement Benefits
	2016	2015	2016	2015

Reconciliation of benefit obligation
Obligations at January 1	$39,478	$41,343	$70,053	$69,274

Service cost	588	583	1,058	1,818
Interest cost	1,944	2,026	3,271	3,088
Actuarial loss (gain)	1,696	(1,795)	(5,586)	(2,542)
Benefit payments	(2,598)	(2,679)	(1,993)	(1,998)
Other	-	-	(442)	413

Total benefit obligation at December 31	$41,108	$39,478	$66,361	$70,053

	Pension Benefits		Other Postretirement Benefits
	2016	2015	2016	2015

Reconciliation of fair value of plan assets

Fair value of plan assets at January 1	$-	$-	$8,216	$8,420
Actual return on plan assets	-	-	5	(204)
Employer contributions	2,597	2,679	1,993	1,998
Benefit payments	(2,597)	(2,679)	(1,993)	(1,998)

Fair value of plan assets at December 31	$-	$-	$8,221	$8,216

	Pension Benefits		Other Postretirement Benefits
	2016	2015	2016	2015

Funded status

Funded status at December 31	$(41,108)	$(39,478)	$(58,140)	$(61,838)
Deferred surplus	-	-	2,718	7,600
Recognize deferred surplus	-	-	(2,718)	(4,881)

Accrued benefit liability	$(41,108)	$(39,478)	$(58,140)	$(59,119)

81

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

	Pension Benefits		Other Postretirement Benefits
	2016	2015	2016	2015

Net prior service cost (benefit)	$(445)	$(643)	$6,445	$10,527
Net actuarial gain (loss)	11,793	10,828	(4,313)	722

Balance, December 31,	$11,348	$10,185	$2,132	$11,249

The estimated net actuarial loss and prior service cost that will be amortized into net periodic benefit cost during 2017 for the non-qualified pension plans are $718 and $198, respectively. The estimated prior service cost that will be amortized for the other postretirement benefit plans is ($190). There is no anticipated estimated amortization of actuarial loss or unrecognized transition obligation that will be amortized in 2017.

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations, including assumptions for future salary increases. The accumulated benefit obligation (“ABO”) is similar to the PBO but without an assumption for future salary increases.

The ABO for pension plans was $39,070 and $36,898 at December 31, 2016 and 2015, respectively.

The following table provides information with respect to the components of the net periodic benefit cost.

	Pension Benefits			Other Postretirement Benefits
	2016	2015	2014	2016	2015	2014

Service cost	$588	$583	$877	$1,058	$1,818	$1,103
Interest cost	1,944	2,026	2,567	3,271	3,088	3,101
Expected return on plan assets	-	-	(855)	(557)	(567)	(563)
Amortization of prior service cost (benefit)	(198)	(198)	(197)	3,496	3,523	3,485
Amortization of net unrecognized loss	736	848	654	-	-	-

Net periodic benefit cost	$3,070	$3,259	$3,046	$7,268	$7,862	$7,126

82

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The actuarial assumptions used to develop pension and other postretirement benefit obligations for the years ended December 31 were as follows:

	Pension Benefits		Other Postretirement Benefits
	2016	2015	2016	2015

Weighted average assumptions
at December 31 for benefit cost:
Discount rate	4.8%	4.5%	4.9%	4.5%
Rate of compensation increase	4.3	4.8	4.5	3.4
Expected long-term rate
of return on plan assets	-	-	6.8	6.7

Weighted average assumptions
at December 31 for obligation:
Discount rate	4.6%	4.8%	4.7%	4.9%

For measurement purposes, a 9.4% annual rate of increase in the per capita cost of covered health care benefits was assumed, decreasing gradually to 4.0% for 2071 and thereafter.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A 1% increase (or decrease) in the assumed health care cost trend rate for each year would increase (or decrease) the accumulated other postretirement benefit obligation as of December 31, 2016 by $3,816 (or $3,608) and the annual net periodic other postretirement benefit cost for the year then ended by $380 (or $351).

In determining the discount rate for the year ended December 31, 2016 and 2015, the Company used a hypothetical bond portfolio of actual AA rated securities matching the expected monthly benefits. In determining the expected long-term rate of return on plan assets, the Company used the current investment allocation applied to a long-term historical indexed rate of return for these asset classes.

83

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Estimated Future Benefit Payments

Expected future benefit payments for the years ended December 31 are as follows:

		Other	Other	Other
		Benefits	Benefits	Benefits
	Pension	Before	Medicare	After
	Benefits	Subsidy	Subsidy	Subsidy

Estimated future benefit payments:
2017	$2,649	$2,527	$(48)	$2,479
2018	2,671	3,036	(57)	2,979
2019	2,655	3,498	(73)	3,425
2020	2,680	3,911	(91)	3,820
2021	2,717	4,130	(120)	4,010
2022-2026	13,877	21,400	(822)	20,578

The Company anticipates remitting $50,000 in 2017 to CMFG for CMFG’s contribution to the pension plans it sponsors for which the Company’s employees participate. Such remittance will be recorded as expense upon payment. For the remaining pension plans and other postretirement benefits, the employer contribution will be equivalent to the estimated 2017 benefits.

Postretirement Benefit Plan Assets

The Company maintains investments in mutual funds that invest in domestic large-cap and investment grade corporate bond mutual funds. The Company limits its concentrations of risk by diversifying its plan assets through investment in funds rather than individual holdings. The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate risk. The Company invests its postretirement benefit plans assets with the goal of meeting its short and long term obligations.

CMFG Life’s postretirement benefit plan asset allocation at December 31, 2016 and 2015 by asset category, as a percentage of plan assets, and the target allocation, are shown below:

			2017 Target
Asset Category	2016	2015	Allocation

Mutual funds with debt securities	100.0%	98.8%	100.0%
Cash equivalents	-	1.2	-

Total	100.0%	100.0%	100.0%

84

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The fair value of the Company’s postretirement benefit plan assets by asset category at December 31, 2016 are presented in the following table.

Plan Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Mutual funds with debt securities	$8,221	$-	$-	$8,221

Total plan assets at fair value	$8,221	$-	$-	$8,221

The fair value of the Company’s postretirement benefit plan assets by asset category at December 31, 2015 are presented in the following table.

Plan Assets, at Fair Value	Level 1	Level 2	Level 3	Total

Cash equivalents	$99	$-	$-	$99
Mutual funds with debt securities	8,117	-	-	8,117

Total plan assets at fair value	$8,216	$-	$-	$8,216

85

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

A summary of valuation techniques for classes of pension plan assets by fair value hierarchy level are as follows:

Level 1 Measurements

Cash Equivalents: Consists of money market mutual funds; valuation is based on the closing price as of the balance sheet date.

Mutual funds with debt securities: Consists of actively traded mutual funds that have daily quoted net asset values at which the Company could transact.

Other Postemployment Benefits

The Company has a plan to provide severance pay and continuation of certain life and health benefits during the severance period to qualifying inactive or former employees. The Company also provides certain life and health benefits to employees in disability status. The liability for these other postemployment benefits was $17,393 and $9,594 at December 31, 2016 and 2015, respectively. Such costs are recognized during an employee’s service years if certain requirements are met. The amount charged to expense was $17,422, $6,540 and $4,138 in 2016, 2015 and 2014, respectively.

Defined Contribution Plans

The Company sponsors defined contribution thrift and savings plans for certain full-time and part-time employees of participating employers who meet certain eligibility requirements. Participants defer a portion of their compensation up to statutory maximums; the Company matches part of the deferrals and this match is vested according to plan schedules. Company contributions for these plans were $16,855, $16,669 and $13,585 for the years ended December 31, 2016, 2015 and 2014, respectively.

Deferred Compensation Plans

The Company also has a variety of deferred compensation plans for key executives and directors. The accrued liability for these plans was $75,269 and $71,675 as of December 31, 2016 and 2015, respectively, and is included in the liability for employee retirement plans in the accompanying consolidated statutory basis statement of admitted assets, liabilities and capital and surplus.

Note 15: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

86

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

	2016	2015

Nonadmitted assets:
Net deferred tax asset	$(387)	$(14,646)
Electronic data processing equipment and software	(57,543)	(45,966)
Furniture and equipment	(1,498)	(2,044)
Prepaid expenses	(30,515)	(36,203)
Contingent receivable	(59,880)	(50,807)
Other	(11,175)	(15,404)

Total nonadmitted assets	$(160,998)	$(165,070)

Note 16: Premiums Deferred and Uncollected

Deferred and uncollected life insurance premiums as of December 31 are shown in the following table:

	2016		2015

		Net of		Net of
	Gross	Loading	Gross	Loading

Ordinary new business	$38,457	$22,312	$36,065	$14,486
Ordinary renewal	116,818	92,675	90,226	75,079
Credit life	17,208	17,208	16,534	16,534
Group life	77,038	63,926	81,823	73,564
Accident and health	29,166	29,166	28,480	28,891
Nonadmitted receivables	(398)	(398)	(810)	(810)

Total	$278,289	$224,889	$252,318	$207,744

Gross premium represents the amount of premium charged to the policyholders. The amounts net of loading exclude the portion of the gross premium attributable to expenses and certain pricing assumptions.

Note 17: Separate Accounts

Separate accounts held by the Company represent funds that are invested to support its obligations under variable annuity, single premium deferred and flexible premium deferred variable annuity contracts and variable universal life policies. The assets of the separate accounts are carried at fair value, with the exception of the certain assets for the single premium deferred annuity and certain assets for the flexible premium deferred variable annuity, which are carried at amortized cost, or the lower of amortized cost or fair value, based on the security’s NAIC designation.. See Note 2, Summary of Significant Accounting Policies – Prescribed Statutory Accounting Practice for additional information regarding the Company’s prescribed practice.

87

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The general account of the Company has a maximum guarantee of separate account variable annuity liabilities of $69,114 and $77,540 as of December 31, 2016 and 2015, respectively. The general account paid $268, $371, and $371 in 2016, 2015, and 2014, respectively, towards variable annuity guarantees. The separate account paid risk charges to the general account related to these guarantees of $5,430, $6,004, and $6,143 in 2016, 2015, and 2014, respectively.

88

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

Information relating to the Company’s separate account business as of December 31 is set forth in the tables below:

	2016		2015

	Indexed		Indexed
	with	Non-	with	Non-
	Guarantees	Guaranteed	Guarantees	Guaranteed

Reserves with assets held:
At fair value	$-	$2,871,305	$10,133	$3,057,150
At amortized cost	1,508,888	-	862,814	-

Total	$1,508,888	$2,871,305	$872,947	$3,057,150

Reserves with assets subject to
discretionary withdrawal:
At fair value	$-	$2,867,938	$10,133	$3,054,032
With fair value adjustment	1,508,888	-	862,814	-
At book value without fair value adjustment and
with current surrender charge less than 5%	-	-	-	-
Not subject to discretionary withdrawal	-	3,367	-	3,118

Total	$1,508,888	$2,871,305	$872,947	$3,057,150

The value of separate account assets held at amortized cost was $1,218,526 and $684,132 at December 31, 2016 and 2015, respectively. The unrealized gain (loss) on the assets held was $28,530, ($4,274) and $8,190 at December 31, 2016, 2015 and 2014, respectively.

89

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Notes to Consolidated Statutory Basis Financial Statements
($ in 000s)

The following table shows the premiums and deposits (withdrawals) for contracts recorded in the separate accounts for the years ended December 31:

	2016		2015

	Indexed with	Non-	Indexed with	Non-
	Guarantees	Guaranteed	Guarantees	Guaranteed

Non-guaranteed premiums, considerations and
deposits received for separate account policies	$632,413	$188,126	$595,566	$216,050

Total	$632,413	$188,126	$595,566	$216,050

Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2016		2015

	Indexed with	Non-	Indexed with	Non-
	Guarantees	Guaranteed	Guarantees	Guaranteed

Transfers to separate accounts	$632,413	$188,638	$595,566	$215,782
Transfers from separate accounts	(23,760)	(626,623)	(7,704)	(1,003,779)
Valuation adjustment	-	(38)	-	(59)

Net transfers to (from) separate accounts	$608,653	$(438,023)	$587,862	$(788,056)

Note 18: Subsequent Events

The Company evaluated subsequent events from December 31, 2016 through March 24, 2017, the date the consolidated statutory basis financial statements were available for issuance. During this period, there were no significant subsequent events that require adjustment to or disclosure in the accompanying financial statements, except:

The Company’s board of directors declared a $14,500 stockholder dividend on March 6, 2017. The Insurance Department was notified of the declaration, and the dividend was paid in cash on March 21, 2017 to the Company’s immediate parent, CMFG.

90

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Supplemental Schedules
December 31, 2016

Supplemental Schedules

91

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Admitted Assets, Liabilities and Capital and Surplus
December 31, 2016
(000s omitted)

		MEMBERS
Admitted Assets	CMFG Life	Life	Eliminations		Consolidated

Cash and invested assets:
Bonds and notes	$7,766,145	$11,036	-		$7,777,181
Investments in affiliates	1,038,161	-	(23,205	)A	1,014,956
Common stocks - unaffiliated	48,753	-	-		48,753
Preferred stocks	15,869	-	-		15,869
Mortgage loans	1,534,869	-	-		1,534,869
Real estate occupied by the Company,
at cost less accumulated depreciation	71,319	-	-		71,319
Real estate held for production of income,
at cost less accumulated depreciation	7,302	-	-		7,302
Contract loans	102,700	-	-		102,700
Derivatives	33,170	-	-		33,170
Other invested assets	792,253	-	-		792,253
Receivable for securities sold	3,073	-	-		3,073
Cash, cash equivalents
and short-term investments	90,082	18,732	-		108,814

Total cash and invested assets	11,503,696	29,768	(23,205)		11,510,259
Premiums in the course of collection	225,251	-	(362	)C	224,889
Accrued investment income	85,406	116	-		85,522
Federal income taxes recoverable	-	1,650	(1,650	)D	-
Net deferred tax asset	193,200	342	-		193,542
Amounts due from reinsurers	13,092	13,114	(25,120	)C	1,086
Electronic data processing equipment -
at cost, less accumulated depreciation	2,537	-	-		2,537
Receivables from affiliates	61,085	8,698	(14,882	)B	54,901
Other assets	9,355	6	-		9,361
Separate account assets	4,479,891	20,221	-		4,500,112

Total admitted assets	$16,573,513	$73,915	(65,219)		$16,582,209

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.
B.	To consolidate and eliminate affiliated receivables and payables.
C.	To eliminate affiliated intercompany reinsurance agreements.
D.	To net federal income taxes recoverable/payable for consolidated presentation.

92

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Admitted Assets, Liabilities and Capital and Surplus, continued
December 31, 2016
(000s omitted)

		MEMBERS
Liabilities and Capital and Surplus	CMFG Life	Life	Eliminations		Consolidated

Liabilities:
Policy reserves
Life insurance and annuity contracts	$7,378,372	$-	$-		$7,378,372
Accident and health contracts	829,913	-	-		829,913
Liability for deposit-type contracts	355,977	-	-		355,977
Policy and contract claims	98,321	-	(338	)C	97,983
Dividends payable to policyholders	24,796	-	-		24,796
Advance premium and experience refunds	87,990	-	-		87,990
Reinsurance payable	9,744	12,367	(21,190	)C	921
Interest maintenance reserve	48,487	-	-		48,487
Liability for employee retirement plans	191,910	-	-		191,910
Amount held for others	10,717	122	(3,954	)C	6,885
Payable to affiliates	50,969	6,196	(14,882	)B	42,283
Commissions, expenses, taxes,
licenses, and fees accrued	168,682	795	-		169,477
Notes and interest payable	390,091	-	-		390,091
Asset valuation reserve	370,194	4	-		370,198
Derivatives	19,197	-	-		19,197
Payable for securities purchased	12,832	-	-		12,832
Federal income taxes payable	5,355	-	(1,650	)D	3,705
Other liabilities	60,740	11,594	-		72,334
Transfers to separate accounts	(23,335)	(589)	-		(23,924)
Separate account liabilities	4,479,891	20,221	-		4,500,112

Total liabilities	14,570,843	50,710	(42,014)		14,579,539

Capital and surplus:
Capital
Common stock	7,500	5,000	(5,000	)A	7,500
Paid-in capital	62,837	10,500	(10,500	)A	62,837
Surplus notes	85,000	-	-		85,000
Unassigned surplus	1,847,333	7,705	(7,705	)A	1,847,333

Total capital and surplus	2,002,670	23,205	(23,205)		2,002,670

Total liabilities and capital and surplus	$16,573,513	$73,915	(65,219)		$16,582,209

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.
B.	To consolidate and eliminate affiliated receivables and payables.
C.	To eliminate affiliated intercompany reinsurance agreements.
D.	To net federal income taxes recoverable/payable for consolidated presentation.

93

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Operations
Year Ended December 31, 2016
(000s omitted)

		MEMBERS
Statement of Operations	CMFG Life	Life	Eliminations		Consolidated

Income
Premiums and other considerations
Life and annuity contracts	$2,573,157	$(21)	$-		$2,573,136
Accident and health contracts	566,283	-	-		566,283
Supplementary contracts	26,399	-	-		26,399
Net investment income	453,621	347	-		453,968
Reinsurance commissions	1,292	45,156	(45,156	)C	1,292
Commission and fee income	58,874	199	-		59,073
Other income	22,492	21,423	-		43,915

Total income	3,702,118	67,104	(45,156)		3,724,066

Benefits and expenses
Death and annuity benefits	464,197	(2)	-		464,195
Disability and accident and health benefits	221,635	2	-		221,637
Interest on deposit-type contracts	10,942	-	-		10,942
Other benefits to policyholders and beneficiaries	2,233	-	-		2,233
Surrender benefits	1,433,573	-	-		1,433,573
Payments on supplementary contracts
with life contingencies, interest and
policy or deposit-type contract
funds, and group conversions	34,249	1	-		34,250
Increase in policy reserves-life and annuity contracts
and accident and health insurance	359,808	-	-		359,808
General insurance expenses	708,943	15,053	-		723,996
Insurance taxes, licenses, fees, and commissions	99,389	31,075	(45,156	)C	85,308
Net transfers to (from) separate accounts	151,351	19,279	-		170,630

Total benefits and expenses	3,486,320	65,408	(45,156)		3,506,572

Income before dividends to policyholders,
federal income tax expense and	215,798	1,696	-		217,494
net realized capital gains
Dividends to policyholders	25,392	-	-		25,392

Income before federal income tax expense
and net realized capital gains	190,406	1,696	-		192,102
Federal income tax expense	19,292	1,166	-		20,458

Income before net realized capital gains	171,114	530	-		171,644
Net realized capital gains, excluding gains
transferred to IMR, net of tax expense (benefit)	24,058	519	-		24,577

Net income	$195,172	$1,049	$-		$196,221

C.	To eliminate affiliated intercompany reinsurance agreements.

94

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Changes in Capital and Surplus
Year Ended December 31, 2016
(000s omitted)

		MEMBERS
Capital and Surplus	CMFG Life	Life	Eliminations		Consolidated

Balance at the beginning of year	$1,858,445	$21,111	$(21,111)		$1,858,445

Additions (deductions):
Net income	195,172	1,049	-		196,221
Change in unrealized capital gains, net of tax	(7,517)	-	(2,094	)A	(9,611)
Change in unrealized foreign exchange
capital gain (loss),	(3,920)	-	-		(3,920)
Change in net deferred income tax	(17,977)	(117)	-		(18,094)
Change in asset valuation reserve	(25,849)	-	-		(25,849)
Change in nonadmitted assets	2,910	1,162	-		4,072
Change in pension liablity, net of tax	3,406	-	-		3,406
Dividends to stockholders	(2,000)	-	-		(2,000)

Net additions	144,225	2,094	(2,094)		144,225

Balance at the end of the year	$2,002,670	$23,205	$(23,205)		$2,002,670

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.

95

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Cash Flows
Year Ended December 31, 2016
(000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated

Cash from operating activities
Premiums and other considerations	$3,129,845	$9,722	$-		$3,139,567
Net investment income received	442,032	406	-		442,438
Reinsurance commissions	1,292	45,156	(45,156	)C	1,292
Other income	77,191	15,389	-		92,580
Policy and contract benefits and dividends paid	(2,177,725)	111			(2,177,614)
Operating expenses paid	(821,221)	(49,743)	45,156	C	(825,808)
Federal income taxes received (paid)	(35,940)	(1,768)	-		(37,708)
Net transfers (to) from separate accounts	(137,903)	(19,868)	-		(157,771)

Net cash provided by operating activities	477,571	(595)	-		476,976

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	1,143,052	1,628	-		1,144,680
Stocks	55,041	-	-		55,041
Mortgage loans	217,508	-	-		217,508
Other invested assets	176,171	-	-		176,171
Miscellaneous proceeds	11,274	-	-		11,274

Total investment proceeds	1,603,046	1,628	-		1,604,674

Cost of investments acquired
Bonds and notes	1,523,896	-	-		1,523,896
Stocks	64,404	-	-		64,404
Mortgage loans	233,668	-	-		233,668
Real estate	6,129	-	-		6,129
Other invested assets	213,388	-	-		213,388
Miscellaneous applications	20,340	-	-		20,340

Total investments acquired	2,061,825	-	-		2,061,825

Net decrease in contract loans	(197)	-	-		(197)

Net cash provided by (used in) investing activities	(458,582)	1,628	-		(456,954)

C.	To eliminate affiliated intercompany reinsurance agreements.

96

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Cash Flows, continued
Year Ended December 31, 2016
(000s omitted)

	MEMBERS
	CMFG Life	Life	Eliminations	Consolidated

Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	33,401	-	-	33,401
Net deposits on deposit-type contracts	(18,070)	-	-	(18,070)
Dividends to stockholders	(2,000)	-	-	(2,000)
Other cash provided (used)	(201)	607	-	406

Net cash provided by (used in) financing
and miscellaneous activities	13,130	607	-	13,737

Net change in cash, cash equivalents and
short-term investments	32,119	1,640	-	33,759
Cash, cash equivalents and short-term
investments at the beginning of year	57,963	17,092	-	75,055

Cash, cash equivalents and short-term
investments at the end of year	$90,082	$18,732	$-	$108,814

C.	To eliminate affiliated intercompany reinsurance agreements.

97

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Admitted Assets, Liabilities and Capital and Surplus
Year Ended December 31, 2015
(000s omitted)

		MEMBERS
Admitted Assets	CMFG Life	Life	Eliminations		Consolidated

Cash and invested assets:
Bonds and notes	$7,443,281	$12,698	$-		$7,455,979
Investments in affiliates	1,017,341	-	(21,111	)A	996,230
Common stocks - unaffiliated	35,191	-	-		35,191
Preferred stocks	16,215	-	-		16,215
Mortgage loans	1,518,722	-	-		1,518,722
Real estate occupied by the Company,
at cost less accumulated depreciation	73,687	-	-		73,687
Real estate held for production of income,
at cost less accumulated depreciation	7,326	-	-		7,326
Contract loans	102,897	-	-		102,897
Derivatives	17,419	-	-		17,419
Other invested assets	629,877	-	-		629,877
Receivable for securities sold	641	-	-		641
Cash, cash equivalents
and short-term investments	57,963	17,092	-		75,055

Total cash and invested assets	10,920,560	29,790	(21,111)		10,929,239
Premiums in the course of collection	207,723	21	-		207,744
Accrued investment income	85,741	134	-		85,875
Federal income taxes recoverable	1,693	528	-		2,221
Net deferred tax asset	193,913	197	-		194,110
Amounts due from reinsurers	4,564	5,942	(8,593	)C	1,913
Electronic data processing equipment -
at cost, less accumulated depreciation	3,593	-	-		3,593
Receivables from affiliates	35,032	807	(759	)B	35,080
Other assets	10,404	6	-		10,410
Separate account assets	4,012,697	-	-		4,012,697

Total admitted assets	$15,475,920	$37,425	$(30,463)		$15,482,882

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.
B.	To consolidate and eliminate affiliated receivables and payables.
C.	To eliminate affiliated intercompany reinsurance agreements.

98

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Admitted Assets, Liabilities and Capital and Surplus, continued
Year Ended December 31, 2015
(000s omitted)

		MEMBERS
Liabilities and Capital and Surplus	CMFG Life	Life	Eliminations		Consolidated

Liabilities:
Policy reserves
Life insurance and annuity contracts	$7,049,156	$-	$(1	)C	$7,049,155
Accident and health contracts	799,282	-	-		799,282
Liability for deposit-type contracts	363,896	-	-		363,896
Policy and contract claims	95,239	-	(329)		94,910
Dividends payable to policyholders	24,752	-	-		24,752
Advance premium and experience refunds	88,956	-	-		88,956
Reinsurance payable	1,469	2,650	(3,158	)C	961
Interest maintenance reserve	49,766	-	-		49,766
Liability for employee retirement plans	179,866	-	-		179,866
Amount held for others	12,643	72	(5,105	)C	7,610
Payable to affiliates	42,885	2,481	(759	)B	44,607
Commissions, expenses, taxes,
licenses, and fees accrued	197,577	388	-		197,965
Notes and interest payable	354,437	-	-		354,437
Asset valuation reserve	344,345	4	-		344,349
Derivatives	7,745	-	-		7,745
Payable for securities purchased	7,501	-	-		7,501
Other liabilities	22,068	10,719	-		32,787
Transfers to separate accounts	(36,805)	-	-		(36,805)
Separate account liabilities	4,012,697	-	-		4,012,697

Total liabilities	13,617,475	16,314	(9,352)		13,624,437

Capital and surplus:
Capital
Common stock	7,500	5,000	(5,000	)A	7,500
Paid-in capital	62,837	10,500	(10,500	)A	62,837
Surplus notes	85,000	-	-		85,000
Unassigned surplus	1,703,108	5,611	(5,611	)A	1,703,108

Total capital and surplus	1,858,445	21,111	(21,111)		1,858,445

Total liabilities and capital and surplus	$15,475,920	$37,425	$(30,463)		$15,482,882

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.
B.	To consolidate and eliminate affiliated receivables and payables.
C.	To eliminate affiliated intercompany reinsurance agreements.

99

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Operations
Year Ended December 31, 2015
(000s omitted)

		MEMBERS
Statement of Operations	CMFG Life	Life	Eliminations		Consolidated

Income
Premiums and other considerations
Life and annuity contracts	$2,575,361	$(1,207)	$-		$2,574,154
Accident and health contracts	534,833	(1)	-		534,832
Supplementary contracts	38,642	-	-		38,642
Net investment income	512,682	317	-		512,999
Reinsurance commissions	1,596	36,831	(36,831	)C	1,596
Commission and fee income	63,042	1	-		63,043
Other income	25,214	3,730	-		28,944

Total income	3,751,370	39,671	(36,831)		3,754,210

Benefits and expenses
Death and annuity benefits	454,577	64	-		454,641
Disability and accident and health benefits	200,152	(1)	-		200,151
Interest on deposit-type contracts	11,078	(1)	-		11,077
Other benefits to policyholders and beneficiaries	2,192	-	-		2,192
Surrender benefits	1,812,030	22	-		1,812,052
Payments on supplementary contracts
with life contingencies, interest and
policy or deposit-type contract
funds, and group conversions	35,735	-	-		35,735
Increase in policy reserves-life and annuity contracts
and accident and health insurance	358,767	(1,336)	-		357,431
General insurance expenses	701,006	9,868	-		710,874
Insurance taxes, licenses, fees, and commissions	93,136	28,535	(36,831	)C	84,840
Net transfers to (from) separate accounts	(200,194)	-	-		(200,194)

Total benefits and expenses	3,468,479	37,151	(36,831)		3,468,799

Income before dividends to policyholders, federal
income tax expense and net realized capital gains	282,891	2,520	-		285,411
Dividends to policyholders	24,479	-	-		24,479

Income before federal income tax expense
and net realized capital gains	258,412	2,520	-		260,932
Federal income tax expense	41,201	1,516	-		42,717

Income before net realized capital gains
Net realized capital gains, excluding gains transferred	217,211	1,004	-		218,215
to IMR, net of tax expense (benefit)	39,001	108	-		39,109

Net income	$256,212	$1,112	$-		$257,324

C.	To eliminate affiliated intercompany reinsurance agreements.

100

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Changes in Capital and Surplus
Year Ended December 31, 2015
(000s omitted)

		MEMBERS
Capital and Surplus	CMFG Life	Life	Eliminations		Consolidated

Balance at the beginning of year	$1,632,876	$18,365	$(18,365)		$1,632,876

Additions (deductions):
Net income	256,212	1,112	-		257,324
Change in unrealized capital gains, net of tax	15,479	-	(2,746	)A	12,733
Change in unrealized foreign exchange
capital gain (loss),	(2,789)	-	-		(2,789)
Change in asset valuation reserve	1,030	1	-		1,031
Change in net deferred income tax	(25,613)	82	-		(25,531)
Change in nonadmitted assets	(20,618)	1,551	-		(19,067)
Miscellaneous expense	431	-	-		431
Change in pension liablity, net of tax	1,437	-	-		1,437

Net additions	225,569	2,746	(2,746)		225,569

Balance at the end of the year	$1,858,445	$21,111	$(21,111)		$1,858,445

A.	To eliminate CMFG Life’s indirect investment in MEMBERS Life.

101

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Cash Flows
Year Ended December 31, 2015
(000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations		Consolidated

Cash from operating activities
Premiums and other considerations	$2,903,345	$203	$(1,368)[c]		$2,902,180
Net investment income received	510,597	325	-		510,922
Reinsurance commissions	1,596	42,168	(36,831)[c]		6,933
Other income	74,992	-	-		74,992
Policy and contract benefits and dividends paid	(2,525,873)	(3,289)	1,875	[c]	(2,527,287)
Operating expenses paid	(720,477)	(36,988)	36,831	[c]	(720,634)
Federal income taxes received (paid)	(48,321)	(169)	-		(48,490)
Net transfers (to) from separate accounts	194,093	-	-		194,093

Net cash provided by operating activities	389,952	2,250	507		392,709

Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	680,085	8,973	-		689,058
Stocks	62,092	-	-		62,092
Mortgage loans	154,722	-	-		154,722
Real estate	6,650	-	-		6,650
Other invested assets	64,286	-	-		64,286
Miscellaneous proceeds	42,851	15	-		42,866

Total investment proceeds	1,010,686	8,988	-		1,019,674

Cost of investments acquired
Bonds and notes	1,120,279	8,760	-		1,129,039
Stocks	40,128	-	-		40,128
Mortgage loans	232,055	-	-		232,055
Real estate	5,735	-	-		5,735
Other invested assets	139,529	-	-		139,529
Miscellaneous applications	11,817	-	-		11,817

Total investments acquired	1,549,543	8,760	-		1,558,303

Net decrease in contract loans	-	(197)	-		(197)

Net cash provided by (used in) investing activities	(538,857)	425	-		(538,432)

C. To eliminate affiliated intercompany reinsurance agreements.

102

CMFG LIFE INSURANCE COMPANY and SUBSIDIARY
Consolidating Statement of Statutory Basis Statement of Cash Flows, continued
Year Ended December 31, 2015
(000s omitted)

		MEMBERS
	CMFG Life	Life	Eliminations	Consolidated

Cash from financing and miscellaneous activities
Borrowed (repaid) funds, net	190,723	-	-	190,723
Net deposits on deposit-type contracts	(36,223)	-	-	(36,223)
Other cash provided (used)	(28,324)	8,816	(507)[c]	(20,015)

Net cash provided by (used in) financing
and miscellaneous activities	126,176	8,816	(507)	134,485

Net change in cash, cash equivalents and
short-term investments	(22,729)	11,491	-	(11,238)
Cash, cash equivalents and short-term
investments at the beginning of year - CMFG Life	80,692	-	-	80,692
Cash, cash equivalents and short-term investments
at the beginning of year - MEMBERS Life	-	5,601	-	5,601

Cash, cash equivalents and short-term
investments at the end of year	$57,963	$17,092	$-	$75,055

C. To eliminate affiliated intercompany reinsurance agreements.

103

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data
As of and for the Year Ended December 31, 2016
(000s omitted)

Investment income earned:
Government bonds	$3,720
Bonds exempt from U.S. tax	-
Other bonds (unaffiliated)	363,566
Bonds of affiliates	3,187
Preferred stocks (unaffiliated)	1,009
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	487
Common stocks of affiliates	20,000
Mortgage loans	82,937
Real estate	18,559
Premium notes, contract loans and liens	6,755
Cash	294
Cash equivalents	-
Short-term investments	217
Other invested assets	65
Derivative financial instruments	(1,005)
Aggregate write-in for investment income	741

Gross investment income	$500,532

Real estate owned - book value less encumbrances (excluding home office)	$7,302

Mortgage loans - book value:
Farm mortgages	$-
Residential mortgages	18
Commercial mortgages	1,534,851

Total mortgage loans	$1,534,869

Mortgage loans by standing - book value:
Good standing	$1,534,869
Good standing with restructured terms	-
Interest overdue more than three months, not in foreclosure	-
Foreclosure in process	-
Other long-term assets-statement value	792,253
Collateral loans	-
Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds	70,308
Preferred stocks	-
Common stocks	1,038,161

104

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2016
(000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$570,768
Over 1 year through 5 years	2,635,808
Over 5 years through 10 years	2,295,546
Over 10 years through 20 years	946,141
Over 20 years	1,383,249

Total by maturity	$7,831,512

Bonds by class - statement value
Class 1	4,614,058
Class 2	2,755,111
Class 3	313,871
Class 4	78,272
Class 5	61,179
Class 6	9,021

Total by class	$7,831,512

Total bonds publicly traded	$4,927,833
Total bonds privately placed	2,903,679

Preferred stocks - statement value	15,869
Common stocks - market value	48,753
Short-term investments - book value	65,366
Options, caps & floors - statement value	32,458
Options, caps & floors written and in force - statement value (excluding liabilities)	-
Collar, swap & forward agreements open - statement value	491
Futures contracts open - current value (excluding liabilities)	221
Cash	24,716
Cash equivalents	-

105

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2016
(000s omitted)

Life insurance in force:
Industrial	$-
Ordinary	25,719,104
Credit life	22,868,629
Group life	11,605,180

Amount of accidental death insurance in force under ordinary policies	1,551,168

Life insurance policies with disability provisions in force:
Industrial	-
Ordinary	2,330,587
Credit life	111,169
Group life	302

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount on deposit	147,206
Income payable	10,087

Ordinary - involving life contingencies
Income payable	31,154

Group - not involving life contingencies
Amount of deposit	-
Income payable	-

Group - involving life contingencies
Income payable	-

Annuities:
Ordinary
Immediate - amount of income payable	25,038
Deferred - fully paid - account balance	3,129,419
Deferred - not fully paid - account balance	1,562,307

Group
Immediate - amount of income payable	33,235
Fully paid account payable	-
Not fully paid - account balance	3,663,620

Accident and health insurance - premium in force
Ordinary	56,635
Group	221,682
Credit	385,929

Deposit funds and dividends accumulations:
Deposit funds - account balance	28,893
Dividend accumulations - account balance	156,543

106

CMFG LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2016
(000s omitted)

Claim payments 2016
Group accident and health - year ended December 31
2016	$39,153
2015	14,271
2014	2,798
2013	1,145
2012	752
Prior	4,610

Other accident and health
2016	1,820
2015	2,642
2014	1,395
2013	1,473
2012	661
Prior	739

Other coverages that use developmental methods to calculate claims reserves
2016	41,499
2015	42,142
2014	21,676
2013	14,981
2012	8,500
Prior	12,377

107

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data
As of and for the Year Ended December 31, 2016
(000s omitted)

Investment income earned:
Government bonds	$261
Other bonds (unaffiliated)	102
Bonds of affiliates	-
Preferred stocks (unaffiliated)	-
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	-
Common stocks of affiliates	-
Mortgage loans	-
Real estate	-
Premium notes, contract loans and liens	-
Collateral loans	-
Cash	-
Cash equivalents	-
Short-term investments	53
Other invested assets	-
Derivative financial instruments	-
Aggregate write-in for investment income	-

Gross investment income	$416

Real estate owned - book value less encumbrances	$-

Mortgage loans - book value:
Farm mortgages	-
Residential mortgages	-
Commercial mortgages	-

Total mortgage loans	$-

Mortgage loans by standing - book value:
Good standing	-
Good standing with restructured terms	-
Interest overdue more than three months, not in foreclosure	-
Foreclosure in process	-

Other long-term assets-statement value	-
Collateral loans	-
Bonds and stocks of parents, subsidiaries and affiliates - book value:
Bonds	-
Preferred stocks	-
Common stocks	-

108

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2016
(000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$14,729
Over 1 year through 5 years	1,113
Over 5 years through 10 years	483
Over 10 years through 20 years	365
Over 20 years	8,762

Total by maturity	$25,452

Bonds by class - statement value
Class 1	$25,452
Class 2	-
Class 3	-
Class 4	-
Class 5	-
Class 6	-

Total by class	$25,452

Total bonds publicly traded	$25,452
Total bonds privately placed	-

Preferred stocks - statement value	-
Common stocks - market value	-
Short-term investments - book value	14,416
Options, caps & floors - statement value	-
Options, caps & floors written and in force - statement value	-
Collar, swap & forward agreements open - statement value	-
Futures contracts open - current value	-
Cash	4,316
Cash equivalents	-

109

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2016
(000s omitted)

Life insurance in force:
Industrial	$-
Ordinary	-
Credit life	-
Group life	-

Amount of accidental death insurance in force under ordinary policies	-

Life insurance policies with disability provisions in force:
Industrial	-
Ordinary	-
Credit life	-
Group life	-

Supplementary contracts in force:
Ordinary - not involving life contingencies
Amount in deposit	-
Income payable	-

Ordinary - involving life contingencies
Income payable	-

Group - not involving life contingencies
Amount of deposit	-
Income payable	-

Group - involving life contingencies
Income payable	-

Annuities:
Ordinary
Immediate - amount of income payable	-
Deferred - fully paid - account balance	-
Deferred - not fully paid - account balance	-

Group
Immediate - amount of income payable	-
Fully paid account payable	-
Not fully paid - account balance	-

Accident and health insurance - premium in force
Ordinary	-
Group	-
Credit	-

Deposit funds and dividends accumulations:
Deposit funds - account balance	-
Dividend accumulations - account balance	-

110

MEMBERS LIFE INSURANCE COMPANY
Schedule of Selected Financial Data, continued
As of and for the Year Ended December 31, 2016
(000s omitted)

Claim payments 2016
Group accident and health - year ended December 31
2016
2015	$-
2014	-
2013	-
2012	-
Prior	-

Other accident and health
2016	-
2015	-
2014	-
2013	-
2012	-
Prior	-

Other coverages that use developmental methods to calculate claims reserves
2016	-
2015	-
2014	-
2013	-
2012	-
Prior	-

111

CMFG LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2016
(000s omitted)

	Gross	Admitted Assets Reported
	Investment	in the Annual Statement

Investment Categories	Holdings	Amount	Percentage

Bonds:
U.S. treasury securities	$154,826	$154,826	1.3%
U.S. government agency and corporate obligations (excluding
mortgage-backed securities):
Issued by U.S. government agencies	-	-	0.0%
Issued by U.S. government sponsored agencies	-	-	0.0%
Non-U.S.government (including Canada, excluding
mortgage-backed securities)	-	-	0.0%
Securities issued by states, territories and possessions and political subdivisions in the U.S.:
States, territories and possessions general obligations	29,177	29,177	0.3%
Political subdivisions of states, territories and possessions
and political subdivisions general obligations	257,445	257,445	2.2%
Revenue and assessment obligations	32,269	32,269	0.3%
Industrial development and similar obligations	-	-	0.0%
Mortgage-backed securities (includes residential and
commercial MBS):
Pass-through securities:
Issued or guaranteed by GNMA	10,835	10,835	0.1%
Issued or guaranteed by FNMA and FHLMC	305,014	305,014	2.7%
Privately issued	2,190	2,190	0.0%
CMO’s and REMIC’s:
Issued by FNMA and FHLMC	292,272	292,272	2.5%
Privately issued and collateralized by MBS issued or
guaranteed by GNMA, FNMA or FHLMC	174,313	174,313	1.5%
Privately issued	134,046	134,046	1.2%
Other debt and other fixed income securities (excluding
short term):
Unaffiliated domestic securities (includes credit
tenant loans rated by the SVO)	4,765,183	4,765,183	41.4%
Unaffiliated foreign securities	1,538,267	1,538,267	13.4%
Affiliated securities	70,308	70,308	0.6%

112

CMFG LIFE INSURANCE COMPANY
Summary Investment Schedule, continued
December 31, 2016
(000s omitted)

	Gross	Admitted Assets Reported
	Investment	in the Annual Statement

Investment Categories	Categories	Amount	Percentage

Equity interests:
Investment in mutual funds	$-	$-	0.0%
Preferred stocks:
Affiliated	-	-	0.0%
Unaffiliated	15,869	15,869	0.2%
Publicly traded equity securities (excluding preferred stocks):
Affiliated	-	-	0.0%
Unaffiliated	-	-	0.0%
Other equity securities:
Affiliated	1,038,161	1,038,161	9.0%
Unaffiliated	48,753	48,753	0.4%
Other equity interests including tangible personal property
under lease:
Affiliated	-	-	0.0%
Unaffiliated	-	-	0.0%
Mortgage loans:
Construction and land development	-	-	0.0%
Agricultural	-	-	0.0%
Single family residential properties	18	18	0.0%
Multifamily residential properties	-	-	0.0%
Commercial loans	1,534,851	1,534,851	13.3%
Real estate investments:
Property occupied by company	71,319	71,319	0.6%
Property held for production of income (includes no
property acquired in satisfaction of debt)	7,302	7,302	0.1%
Property held for sale (including $ - property acquired in
satisfaction of debt)	-	-	0.0%
Contract loans	102,700	102,700	0.9%
Derivatives	33,170	33,170	0.3%
Receivables for securities	3,073	3,073	0.0%
Cash and short-term investments	90,082	90,082	0.8%
Other invested assets	792,253	792,253	6.9%

Total cash and invested assets	$11,503,696	$11,503,696	100.0%

113

MEMBERS LIFE INSURANCE COMPANY
Summary Investment Schedule
December 31, 2016
(000s omitted)

	Gross	Admitted Assets Reported
	Investment	in the Annual Statement

Investment Categories	Holdings	Amount	Percentage

Bonds:
U.S. treasury securities	$9,062	$9,062	30.4%
U.S. government agency and corporate obligations (excluding
mortgage-backed securities )
Issued by U.S. government agencies	-	-	0.0%
Issued by U.S. government sponsored agencies	-	-	0.0%
Foreign government (including Canada, excluding
mortgage-backed securities	-	-	0.0%
Securities issued by states, territories and possessions and political subdivisions in the U.S.:
States, territories and possessions general obligations	-	-	0.0%
Political subdivisions of states, territories and possessions
and political subdivisions general obligations	-	-	0.0%
Revenue and assessment obligations	-	-	0.0%
Industrial development and similar obligations	-	-	0.0%
Mortgage-backed securities (includes residential and
commercial MBS):
Pass-through securities:
Guaranteed by GNMA	743	743	2.5%
Issued by FNMA and FHLMC	1,231	1,231	4.2%
All other	-	-	0.0%
CMO’s and REMIC’s:
Issued or guaranteed by GNMA, FNMA, FHLMC or VA	-	-	0.0%
Issued by non-U.S. Government issuers and collateralized
by mortgage-backed securities issued or guaranteed by
GNMA, FNMA, FHLMC or VA	-	-	0.0%
All other	-	-	0.0%
Other debt and other fixed income securities (excluding
short term):
Unaffiliated domestic securities (includes credit tenant
loans rated by the SVO)	-	-	0.0%
Unaffiliated foreign securities	-	-	0.0%
Affiliated securities	-	-	0.0%
Equity interests:
Investment in mutual funds	-	-	0.0%
Preferred stocks:
Publicly traded equity securities (excluding preferred stocks):
Affiliated	-	-	0.0%
Unaffiliated	-	-	0.0%

114

MEMBERS LIFE INSURANCE COMPANY
Summary Investment Schedule, continued
December 31, 2016
(000s omitted)

	Gross	Admitted Assets Reported
	Investment	in the Annual Statement

Investment Categories	Holdings	Amount	Percentage

Other equity securities:
Affiliated	$-	$-	0.0%
Unaffiliated	-	-	0.0%
Other equity interests including tangible personal property under lease:
Affiliated	-	-	0.0%
Unaffiliated	-	-	0.0%
Mortgage loans:
Construction and land development	-	-	0.0%
Agricultural	-	-	0.0%
Single family residential properties	-	-	0.0%
Multifamily residential properties	-	-	0.0%
Commercial loans	-	-	0.0%
Real estate investments	-	-	0.0%
Contract loans	-	-	0.0%
Receivables for securities sold	-	-	0.0%
Cash and short-term investments	18,732	18,732	62.9%
Other invested assets	-	-	0.0%

Total invested assets	$29,768	$29,768	100.0%

115

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2016
(000s omitted)

1.	Reporting entity’s total admitted assets, excluding separate account assets.	$12,093,622

2.	Ten largest exposures to a single issuer/borrower/investment.
		1	2	3	4
					Percentage of Total
		Issuer	Description of Exposure	Amount	Admitted Assets
	2.01	CUNA Mutual Investment Corporation	Equity	$1,035,475	8.562%
	2.02	MCA Fund II LP	Equity	332,059	2.746%
	2.03	MCA Funds Holding Company LLC	Equity	222,412	1.839%
	2.04	MCA Fund Holding LLC	Bond/Equity	209,658	1.734%
	2.05	Reliance Industries Limited	Bond	27,942	0.231%
	2.06	Shell International Fin	Bond	25,949	0.215%
	2.07	Federal Home Loan Bank Des Moines	Equity	25,600	0.212%
	2.08	Morgan Stanley	Bond	25,021	0.207%
	2.09	JP Morgan Chase and Company	Bond	24,040	0.199%
	2.10	American Transmission Company	Bond	23,500	0.194%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.
		Bonds	1	2
	3.01	NAIC-1	$4,614,058	38.153%
	3.02	NAIC-2	2,755,111	22.782%
	3.03	NAIC-3	313,871	2.595%
	3.04	NAIC-4	78,272	0.647%
	3.05	NAIC-5	61,179	0.506%
	3.06	NAIC-6	9,021	0.075%

		Preferred Stocks	3	4
	3.07	P/RP-1	$-	0.000%
	3.08	P/RP-2	9,000	0.074%
	3.09	P/RP-3	-	0.000%
	3.10	P/RP-4	2,619	0.022%
	3.11	P/RP-5	4,250	0.035%
	3.12	P/RP-6	-	0.000%

4.	Assets held in foreign investments:

	4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?		Yes [ ] No [ X ]
		If response to 4.01 above is yes, responses are not provided for interrogatories 5-10.

	4.02	Total admitted assets held in foreign investments	$1,497,544	12.383%
	4.03	Foreign-currency-denominated investments	20,622	0.171%
	4.04	Insurance liabilities denominated in that same foreign currency	-	0.000%

116

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2016
(000s omitted)

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:
			1	2
	5.01	Countries rated NAIC-1	$1,363,800	11.277%
	5.02	Countries rated NAIC-2	97,326	0.805%
	5.03	Countries rated NAIC-3 or below	36,418	0.301%

6.	Two largest foreign investment exposures by country, categorized by the country’s NAIC sovereign rating:
			1	2
		Countries rated NAIC-1:
	6.01	Country 1: United Kingdom	$348,076	2.878%
	6.02	Country 2: Cayman Islands	249,134	2.060%

		Countries rated NAIC-2:
	6.03	Country 1: Mexico	$53,267	0.440%
	6.04	Country 2: India	33,041	0.273%

		Countries rated NAIC-3 or below:
	6.05	Country 1: Bahamas	$15,877	0.131%
	6.06	Country 2: Jamaica	7,000	0.058%

			1	2
7.	Aggregate unhedged foreign currency exposure:		$10,266	0.085%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:
			1	2
	8.01	Countries rated NAIC-1	$1,583	0.013%
	8.02	Countries rated NAIC-2	1,704	0.014%
	8.03	Countries rated NAIC-3 or below	6,979	0.058%

9.	Two largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign rating:

		Countries rated NAIC-1:	1	2
	9.01	Country 1: Netherlands	$1,583	0.013%
	9.02	Country 2:	-	0.000%

		Countries rated NAIC-2:
	9.03	Country 1: Trinidad	$1,674	0.014%
	9.04	Country 2: Hungary	30	0.000%

		Countries rated NAIC-3 or below:
	9.05	Country 1: St. Vincent	$1,420	0.012%
	9.06	Country 2: St. Lucia	1,045	0.009%

117

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2016
(000s omitted)

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:
		1	2
		Issuer	NAIC Rating	3	4
	10.01	Reliance Industries Limited	2	$27,942	0.231%
	10.02	Shell International Finance	1	25,949	0.215%
	10.03	StatOil ASA-SPON	1	20,536	0.170%
	10.04	Rabobank Nederland	1	20,159	0.167%
	10.05	Trafigura Beheer B.V	3	20,000	0.165%
	10.06	Transurban Queensland	2	19,000	0.157%
	10.07	Triton Container International	2	17,000	0.141%
	10.08	Siemens Financieringsmat	1	16,953	0.140%
	10.09	SA Power Network	1	16,500	0.136%
	10.10	Nassau Airport Development	2,4	15,877	0.131%

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

	11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ]	No [ ]
If response to 11.01 is yes, detail is not provided for the remainder of Interrogatory 11.

12.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions.

	12.01	Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ]	No [ ]
If response to 12.01 is yes, responses are not provided for the remainder of Interrogatory 12.

118

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2016
(000s omitted)

13.	Amounts and percentages of admitted assets held in the ten largest equity interests:
	13.01	Are assets held in equity interest less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ]	No [ X ]
If response to 13.01 above is yes, responses are not provided for the remainder of Interrogatory 13.

	1	2	3
	Name of Issuer
13.02	CUNA Mutual Investment Corporation	$1,035,475	8.562%
13.03	MCA Fund II LP	332,059	2.746%
13.04	MCA Funds Holding Company LLC	222,412	1.839%
13.05	MCA Fund I Holding LLC	139,350	1.152%
13.06	Federal Home Loan Bank Des Moines	25,600	0.212%
13.07	Industrial Container Services	7,151	0.059%
13.08	Owl Rock Capital Corporation	6,317	0.052%
13.09	Preferred Freezer Holdings Inc.	6,252	0.052%
13.10	FPL Group Cap Trust I	5,000	0.041%
13.11	T&L Services LLC	4,548	0.038%

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

	14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ]	No [ ]
If response to 14.01 above is yes, responses are not provided for the remainder of Interrogatory 14.

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

	15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?
			Yes [ X ]	No [ ]
If response to 15.01 above is yes, responses are not provided for the remainder of Interrogatory 15.

119

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2016
(000s omitted)

16.	Amounts and percentages of the reporting entity’s total admitted assets held in mortgage loans:

	16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s	Yes [ ]	No [ X ]
total admitted assets? If response to 16.01 above is yes, responses are not provided for the remainder of Interrogatory 16 and Interrogatory 17.

	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	Welsh-Rooker, Commercial	$18,394	0.152%
16.03	Gateway Commerce Center #1, Commercial	15,900	0.132%
16.04	Knoxville FBI Office, Commercial	14,793	0.122%
16.05	1000 Van Ness Garage, Commercial	14,000	0.116%
16.06	Welsh-Hartman, Commercial	12,923	0.107%
16.07	Seasons of Layton, Commercial	12,916	0.107%
16.08	Addison Point Apartments, Commercial	12,865	0.106%
16.09	Salt River II, Commercial	12,458	0.103%
16.10	Dollar General Port - TX, AL, Commercial	11,934	0.099%
16.11	Occidental Mall, Commercial	11,678	0.097%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

		Loans
16.12	Construction loans	$-	0.000%
16.13	Mortgage loans over 90 days past due	-	0.000%
16.14	Mortgage loans in the process of foreclosure	-	0.000%
16.15	Mortgage loans foreclosed	-	0.000%
16.16	Restructured mortgage loans	-	0.000%

17.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
	Loan-to-Value	1	2	3	4	5	6
17.01	above 95%	$18	0.000%	$1,673	0.014%	$-	0.000%
17.02	91% to 95%	-	0.000%	7,383	0.061%	-	0.000%
17.03	81% to 90%	-	0.000%	9,291	0.077%	-	0.000%
17.04	71% to 80%	-	0.000%	33,732	0.279%	-	0.000%
17.05	below 70%	-	0.000%	1,482,772	12.271%	-	0.000%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:
	18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?
			Yes [ X ]	No [ ]
If response to 18.01 above is yes, responses are not provided for the remainder of Interrogatory 18.

120

CMFG LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories, continued
December 31, 2016
(000s omitted)

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans.
	19.01	Are assets held in investments held in mezzanine real estate loans less than
		2.5% of the reporting entity’s admitted assets?	Yes [ X ]	No [ ]

If response to 19.01 is yes, responses are not provided for the remainder of Interrogatory 19.

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
20.01	Securities lending agreements (do not include assets
	held as collateral for such transactions)	$-	0.000%	$-	$-	$25,502
20.02	Repurchase agreements	-	0.000%	-	-	-
20.03	Reverse repurchase agreements	-	0.000%	-	-	-
20.04	Dollar repurchase agreements	-	0.000%	-	-	-
20.05	Dollar reverse repurchase agreements	-	0.000%	-	-	-

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants not attached to other financial instruments, options, caps and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$-	0.000%	$-	0.000%
21.02	Income generation	-	0.000%	-	0.000%
21.03	Other	-	0.000%	-	0.000%

22.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
22.01	Hedging	$7,054	0.100%	$7,071	$13,806	$13,918
22.02	Income generation	-	0.000%	-	-	-
22.03	Replications	-	0.000%	-	-	-
22.04	Other	-	0.000%	-	-	-

23.	Amounts and percentages of the reporting entity’s total admitted assets of potential exposure for futures contracts:

		At Year-End		At End of Each Quarter
				1st Qtr	2nd Qtr	3rd Qtr
		1	2	3	4	5
23.01	Hedging	$221	0.000%	$257	$239	$223
23.02	Income generation	-	0.000%	-	-	-
23.03	Replications	-	0.000%	-	-	-
23.04	Other	-	0.000%	-	-	-

121

MEMBERS LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
December 31, 2016
(000s omitted)

1.	Reporting entity’s total admitted assets, excluding separate account assets.	$53,694

2.	Ten largest exposures to a single issuer/borrower/investment.

	1	2	3	4
				Percentage of Total
	Issuer	Description of Exposure	Amount	Admitted Assets
2.01	FHLMC - 30 YR PT POOL A91900	Bond	$555	1.034%
2.02	FHLMC - 30 YR PT POOL P50295	Bond	297	0.553%
2.03	FHLMC - 30 YR PT POOL P50426	Bond	196	0.365%
2.04	FNMA - 30 YR PT POOL 911575	Bond	122	0.227%
2.05	FNMA - 30 YR PT POOL 254311	Bond	28	0.052%
2.06	FNMA - 30 YR PT POOL 564478	Bond	14	0.026%
2.07	FNMA - 30 YR PT POOL 253546	Bond	9	0.017%
2.08	FNMA - 20 YR PT POOL 253596	Bond	7	0.013%
2.09	FHLMC - 15 YR PT POOL E89739	Bond	1	0.002%
2.10	FHLMC - 30 YR PT POOL C01005	Bond	1	0.002%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC rating.

	Bonds	1	2
3.01	NAIC-1	$25,452	47.402%
3.02	NAIC-2	-	0.000%
3.03	NAIC-3	-	0.000%
3.04	NAIC-4	-	0.000%
3.05	NAIC-5	-	0.000%
3.06	NAIC-6	-	0.000%

	Preferred Stocks	3	4
3.07	P/RP-1	$-	0.000%
3.08	P/RP-2	-	0.000%
3.09	P/RP-3	-	0.000%
3.10	P/RP-4	-	0.000%
3.11	P/RP-5	-	0.000%
3.12	P/RP-6	-	0.000%

Questions 4-23 are not applicable.

122

APPENDIX A – FIRST YEAR SURRENDER CHARGES PER 1,000 OF SPECIFIED AMOUNT

ISSUE AGE	MALE COMPOSITE	FEMALE COMPOSITE
0	0.95	0.87
1	1.07	0.99
2	1.19	1.11
3	1.30	1.22
4	1.42	1.34
5	1.54	1.46
6	1.70	1.59
7	1.88	1.72
8	2.06	1.85
9	2.24	1.98
10	2.39	2.11
11	2.51	2.23
12	2.62	2.35
13	2.71	2.46
14	2.80	2.57
15	2.88	2.67

ISSUE AGE	MALE		FEMALE
	NON TOBACCO	TOBACCO	NON TOBACCO	TOBACCO
16	2.94	2.94	2.74	2.74
17	2.99	2.99	2.80	2.80
18	3.03	3.03	2.85	2.85
19	3.10	3.10	2.92	2.92
20	3.21	3.24	3.03	3.05
21	3.37	3.49	3.18	3.28
22	3.56	3.74	3.37	3.51
23	3.78	4.00	3.57	3.75
24	4.03	4.25	3.79	3.98
25	4.29	4.50	4.02	4.21
26	4.57	4.79	4.26	4.51
27	4.88	5.11	4.51	4.85
28	5.21	5.45	4.77	5.22
29	5.55	5.82	5.05	5.59
30	5.89	6.18	5.33	5.95
31	6.23	6.54	5.63	6.31
32	6.59	6.91	5.93	6.68
33	6.95	7.30	6.25	7.04
34	7.32	7.70	6.57	7.42
35	7.71	8.13	6.90	7.79

Note:  Preferred and Standard Policies use the same Surrender Charge.

A-1

ISSUE AGE	MALE		FEMALE
	NON TOBACCO	TOBACCO	NON TOBACCO	TOBACCO
36	8.11	8.58	7.22	8.17
37	8.53	9.05	7.55	8.55
38	8.95	9.54	7.88	8.94
39	9.40	10.07	8.22	9.32
40	9.87	10.62	8.58	9.70
41	10.36	11.21	8.96	10.06
42	10.86	11.82	9.35	10.41
43	11.39	12.46	9.76	10.76
44	11.94	13.14	10.18	11.12
45	12.53	13.86	10.64	11.52
46	13.14	14.61	11.10	11.92
47	13.76	15.39	11.56	12.30
48	14.41	16.21	12.06	12.73
49	15.12	17.08	12.62	13.25
50	15.91	18.00	13.28	13.91
51	16.79	19.00	14.07	14.77
52	17.74	20.07	14.98	15.79
53	18.74	21.18	15.94	16.89
54	19.78	22.31	16.92	18.00
55	20.83	23.43	17.86	19.04
56	21.85	24.48	18.70	19.96
57	22.84	25.47	19.49	20.80
58	23.88	26.50	20.30	21.65
59	25.04	27.68	21.20	22.59
60	26.39	29.11	22.30	23.71
61	27.01	29.87	23.08	24.53
62	27.42	30.48	23.84	25.32
63	27.73	31.00	24.55	26.06
64	28.04	31.50	25.20	26.71
65	28.45	32.05	25.75	27.25
66	28.96	32.58	26.18	27.60
67	29.50	33.05	26.49	27.78
68	30.07	33.55	26.74	27.91
69	30.70	34.19	27.00	28.07
70	31.39	35.07	27.31	28.39
71	32.25	36.52	27.72	29.01
72	33.12	37.97	28.12	29.64
73	33.98	39.41	28.53	30.26
74	34.85	40.86	28.93	30.89
75	35.71	42.31	29.34	31.51

Note:  Preferred and Standard Policies use the same Surrender Charge.

A-2

APPENDIX B – DEATH BENEFIT PERCENTAGE FACTOR

The death benefit percentage factor required by the Code for treatment of the Policy as a life insurance policy.

Attained Age	Death Benefit Percentage Factor

0-40	2.50
41	2.43
42	2.36
43	2.29
44	2.22
45	2.15

46	2.09
47	2.03
48	1.97
49	1.91
50	1.85

51	1.78
52	1.71
53	1.64
54	1.57
55	1.50

56	1.46
57	1.42
58	1.38
59	1.34
60	1.30

61	1.28
62	1.26
63	1.24
64	1.22
65	1.20

66	1.19
67	1.18
68	1.17
69	1.16
70	1.15

71	1.13
72	1.11
73	1.09
74	1.07
75-90	1.05

91	1.04
92	1.03
93	1.02
94	1.01
95	1.00

B-1

PART C

OTHER INFORMATION

Item 26.        Exhibits

(a)		Board of Directors Resolutions.
(1)
Resolution of the board of directors of CUNA Mutual Insurance Society establishing CUNA Mutual Variable Life Insurance Account (“Registrant”). Incorporated herein by reference to post-effective amendment number 4 on Form N-4 (File No. 333-148426) filed with the Commission November 24, 2008.

(2)
Certified resolution of the board of directors of CUNA Mutual Insurance Society approving the merger between CUNA Mutual Insurance Society and CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(3)
Certified resolution of the board of directors of CMFG Life Insurance Company approving the name change between CMFG Life Insurance Company and CUNA Mutual Insurance Society. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(b)		Custodian Agreements. Not applicable.

(c)		Underwriting Contracts.
(1)
Amended and Restated Distribution Agreement Between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(2)
Amended and Restated Servicing Agreement related to the Distribution Agreement between CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. for Variable Universal Life Contracts effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

	(3)	Form of Selling and Services Agreement. Incorporated herein by reference to post-effective amendment number 7 on Form N-4 (File No. 333-148426) filed with the Commission on April 27, 2009.

(4)
Amended and Restated Distribution and Servicing Agreement for Variable Universal Life Contracts between CMFG Life Insurance Company and CUNA Brokerage Services, Inc. for Variable Universal Life contracts effective January 1, 2015. Incorporated herein by reference to post-effective amendment number 9 to the Form N-6 registration statement (File No. 33-19719) filed with the Commission on April 24, 2015.

(d)		Contracts.
(1)(A)
Standard VUL Contract Form 5202. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(B)
Accelerated Benefit Option Endorsement, Form 1668. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(C)
Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(D)
Guaranteed Insurability Rider, Form 3652. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(E)
Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(F)
Other Insured Rider, Form 3956. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(G)
Automatic Increase Rider, Form 3957 1085. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(H)	Child Rider, Form 6005. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(I)
Juvenile Rider, Form 6012. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(J)
Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(K)
Waiver of Premium and Monthly Deduction Disability Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(L)
Executive Benefit Plan Endorsement, Form EBP. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

(2)(A)	Unisex Version Form 5203. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(B)
Level Term Rider (Unisex), Form 6018. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(C)
403(B) Endorsement, Form 1608(VUL) 0994 Incorporated herein by reference to post-effective amendment number17 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 17, 1998.

	(3)	State Variation List. Incorporated herein by reference to post-effective amendment number 18 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

	(4)	CUNA Mutual Life Insurance Company and CUNA Mutual Insurance Society Merger Endorsement dated December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(e)		Applications.
	(1)	Application. Incorporated herein by reference to post-effective amendment number 14 to the Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

(f)		Depositor’s Certificate of Incorporation and By-Laws.
(1)
Amended and Restated Articles of Incorporation of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(2)
Amended and Restated Bylaws of CUNA Mutual Insurance Society. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(3)
Amended and Restated Articles of Incorporation of CMFG Life Insurance Company. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

	(4)	Amended and Restated Bylaws of CMFG Life Insurance Company. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(5)
Amended and Restated Articles of Incorporation of CMFG Life Insurance Company, effective January 28, 2016. Incorporated by reference to post-effective amendment number 21 (File No. 333-148426) filed with the Commission on April 25, 2017.

(6)
Amended and Restated Bylaws of CMFG Life Insurance Company, effective February 1, 2016. Incorporated by reference to post-effective amendment number 21 (File No. 333-148426) filed with the Commission on April 25, 2017.

(g)		Reinsurance Contracts.
	(1)(A)	YRT Reinsurance Agreement between Swiss Re (f/k/a Connecticut General Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1983. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(B)
Amendment No. 1 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 28, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)
Amendment No. 2 to YRT Reinsurance Agreement between Swiss Re (f/k/a Connecticut General Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective May 1, 1985. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(D)
Amendment No. 3 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(E)
Amendment No. 4 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(F)
Amendment No. 5 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 1989. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(G)
Amendment No. 6 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(H)
Amendment No. 7 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(I)
DAC Tax Amendment between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 30, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(J)
Amendment No. 8 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(K)
Amendment No. 9 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(L)
Amendment No. 10 to YRT Reinsurance Agreement between Swiss Re and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(2)(A)
Facultative YRT Self-Administered Reinsurance Agreement between Frankona America Life Reassurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1992. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718 filed with the Commission on April 28, 2003.

(B)
Amendment No. 1 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1992. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

(C)
Amendment No. 2 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(D)
Amendment No. 3 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 28, 1995. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(E)
Amendment No. 4 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(F)
Amendment No. 5 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(G)
Amendment No. 6 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(H)
Amendment No. 7 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective November 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(I)
Amendment No. 7 to Facultative YRT Self-Administered Reinsurance Agreement between Scottish Re Life Corporation (f/k/a Frankona America Life Reassurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 2007. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(3)(A)
Reinsurance Agreement between General Reassurance Corporation, Financial Centre and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

(B)
Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)
Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 22, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(D)
Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(E)
Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(F)
Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(G)
Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(H)
Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(I)
Special DAC Tax Amendment to the Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(J)
Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 26, 1994. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(K)
Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 1, 1995. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(L)
Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(M)
Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(N)
Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(O)
Amendment to Facultative Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a General Reassurance Corporation, Financial Centre) and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

(4)(A)
Reinsurance Agreement between the Lincoln National Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective September 1, 1983. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

(B)
Amendment No. 1 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)
Amendment No. 2 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective March 1, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(D)
Amendment No. 3 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective December 28, 1984. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(E)
Amendment No. 4 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(F)
Amendment No. 5 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(G)
Amendment No. 6 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective April 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(H)
Amendment No. 7 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(I)
Amendment No. 8 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(J)
Amendment No. 9 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 15, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(K)
Amendment No. 10 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective February 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(L)
Amendment No. 11 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 1, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(M)
Amendment No. 12 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective of March 1, 1987. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(N)
Amendment No. 13 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective August 1, 1988. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(O)
Amendment No. 14 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective March 1, 1989. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(P)
Amendment No. 15 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(Q)
Amendment No. 16 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1990. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(R)
Amendment No. 17 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(S)
Amendment No. 18 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company)and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(T)	Amendment No. 19 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA

Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective June 29, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(U)
Amendment No. 20 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective September 1, 1983. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(V)
Amendment to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective December 31, 1986. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(W)
Amendment No. 21 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(X)
Amendment No. 22 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(Y)
Amendment No. 23 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(Z)
Amendment No. 24 to Reinsurance Agreement between Swiss Re Life & Health of America, Inc. (f/k/a The Lincoln National Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(Z)(1)
Amended Reinsurance Agreement between Swiss Re Life & Health America, Inc. (f/k/a The Lincoln National Life Insurance Company of Fort Wayne, Indiana) effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

(5)(A)
Facultative Agreement between General American Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1991. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003

(B)
DAC Tax Amendment between General American Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective September 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)
Amendment No. 1 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective October 1, 1992. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(D)
Amendment No. 2 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Life Insurance Company effective September 1, 1991. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(E)
Amendment No. 3 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective August 1, 1993. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(F)
Amendment No. 4 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 1996. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(G)
Amendment No. 5 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Life Insurance Company effective January 1, 1999. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(H)
Amendment No. 6 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective July 1, 2001. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(I)
Amendment No. 7 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(J)
Amendment No. 8 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2002. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(K)
Amendment No. 9 to Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective January 1, 2003. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(L)
Amended Facultative Agreement between RGA Reinsurance Company (f/k/a General American Life Insurance Company) and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008

(6)(A)
Automatic and Facultative Coinsurance Reinsurance Agreement between RGA Reinsurance Company and CUNA Mutual Life Insurance Company, effective September 1, 2003. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(7)(A)
Coinsurance Agreement between Security Life of Denver Insurance Company and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective September 1, 2003. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(8)(A)
Reinsurance Agreement between The Lincoln National Life Insurance Company, Swiss Re Life & Health America Inc. and CUNA Mutual Insurance Society (f/k/a CUNA Mutual Life Insurance Company), effective November 30, 2005. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(9)(A)
Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Transamerica Occidental Life Insurance Company of Los Angeles, California and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective February 1, 1986. Incorporated herein by reference to Form N-6 post-effective amendment no. 24 (File No. 33-19718) filed with the Commission on April 28, 2003.

(B)
Amendment to Life, Disability and Accidental Death Automatic Reinsurance Agreement No. 1258-04, between Transamerica Occidental Life Insurance Company of Los Angeles, California and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148420) filed with the Commission on January 2, 2008.

(C)
Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(10)(A)
Life, Disability and Accidental Death Facultative YRT Reinsurance Agreement between Occidental Life Insurance Company of California and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective January 1, 1981. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(B)
Amendment 1 to Life, Disability and Accidental Death Facultative YRT Reinsurance Agreement between Occidental Life Insurance Company of California and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective November 2, 1981. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)
Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(11)(A)
Coinsurance Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(B)
Amendment 1 to Coinsurance Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Lutheran Mutual Life Insurance Company), effective May 1, 2000. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(C)
Letter Agreement between Transamerica Occidental Life Insurance Company and CUNA Mutual Insurance Society (f/k/a Century Life of America), effective October 15, 2008. Incorporated herein by reference to post-effective amendment no. 4 on Form N-6 (File No. 333-148419) filed with the Commission on August 24, 2010.

(h)		Participation Agreements.
(1)(A)
Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated April 22, 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(B)
Amendment to Participation Agreement among T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(C)
Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

(D)
Amendment to Participation Agreement between T. Rowe Price International Series, Inc. and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

(E)
Amendment to Participation Agreement Among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(2)(A)
Participation Agreement between MFS Variable Insurance Trust and CUNA Mutual Life Insurance Company dated April 29, 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(B)	Amendment to Participation Agreement dated November 1994. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(C)
Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(D)
Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated herein by reference to Form S-6 post-effective amendment no. 2 (File No. 333-81499) filed with the Commission on April 27, 2000.

(E)
Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003

(F)
Amendment to Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(G)
Amendment No. 6 to Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society, effective July 1, 2010. Incorporated herein by reference to post-effective amendment number 4 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 27, 2011.

(H)
Amendment No. 7 to Participation Agreement between MFS Variable Insurance Trust, Massachusetts Financial Services Company and CUNA Mutual Insurance Society, effective January 1, 2012. Incorporated by reference to post-effective amendment number 55 (File No. 333-148421) filed with the Commission on April 27, 2012.

(3)(A)
Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company dated February 20, 1997. Incorporated herein by reference to Form S-6 pre-effective amendment no. 1 (File No. 333-81499) filed with the Commission on October 6, 1999.

(B)
Amendment No. 1 between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Life Insurance Company effective September 21, 1999. Incorporated herein by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(C)
Amendment No. 2 to Participation Agreement Among OppenheimerFunds, Inc., Oppenheimer Variable Account Funds and CUNA Mutual Life Insurance Company dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 14 to Form N-4 registration statement (File No. 333-73738) filed with the Commission on April 25, 2003.

(D)
Amendment No. 3 to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Panorama Series Fund, Inc. and CUNA Mutual Life Insurance Company, effective July 31, 2005. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(E)
Fourth Amendment to Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(F)
Fifth Amendment to the Participation Agreement between Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and CUNA Mutual Insurance Society effective May 1, 2008. Incorporated by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

(G)
Sixth Amendment to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective July 8, 2008. Incorporated by reference to post-effective amendment number 1 to Form N-4 post-effective amendment number 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(H)
Amendment 7 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective February 3, 2009. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(I)
Amendment 8 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CUNA Mutual Insurance Society effective January 1, 2012. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(J)
Amendment 9 to the Participation Agreement between OppenheimerFunds, Inc., Oppenheimer Variable Account Funds, Panorama Series Fund, Inc. and CMFG Life Insurance Company effective June 20, 2012. Incorporated by reference to post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

(4)(A)
Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. dated May 1, 2004. Incorporated by reference to post-effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(B)
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated May 3, 2004. Incorporated by reference to post- effective amendment number 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(C)
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc., dated June 5, 2007. Incorporated by reference to post-effective amendment No. 1 on Form N-4 (File No. 333-148422) filed with the Commission on April 25, 2008.

(D)
Amendment No. 3 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(E)
Amendment No. 4 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated May 1, 2008. Incorporated herein by reference to post-effective amendment number 1 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 25, 2008.

(F)	Amendment No. 5 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton

Distributors, Inc., CUNA Mutual Insurance Society and CUNA Brokerage Services, Inc. dated December 10, 2010. Incorporated herein by reference to post-effective amendment number 4 to Form N-4 registration statement (File No. 333-148421) filed with the Commission on April 27, 2011.

(G)
Amendment No. 6 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated January 31, 2012. Incorporated herein by reference to post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

(H)
Amendment No. 7 to Amended and Restated Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., CMFG Life Insurance Company and CUNA Brokerage Services, Inc. dated January 15, 2013. Incorporated herein by reference to post-effective amendment number 17 (File No. 333-148426) filed with the Commission on April 26, 2013.

(5)(A)
Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated June 30, 2009. Incorporated herein by reference to post-effective amendment number 9 (File No. 333-148426) filed with the Commission on July 10, 2009.

(B)
Amendment to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated September 8, 2009. Incorporated herein by reference to post-effective amendment number 11 (File No. 333-148426) filed with the Commission on October 16, 2009.

(C)
Amendment No. 2 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated December 4, 2009. Incorporated herein by reference to post-effective amendment number 12 (File No. 333-148426) filed with the Commission on February 4, 2010.

(D)
Amendment No. 3 to Amended and Restated Fund Participation Agreement between Ultra Series Fund, Mosaic Funds Distributor, LLC and CUNA Mutual Insurance Society dated November 20, 2010. Incorporated herein by reference to post-effective amendment number 15 to Form N-4 registration statement (File No. 333-148426) filed with the Commission on April 27, 2011.

(6)(A)
Fund Participation Agreement between Vanguard Variable Insurance Fund, The Vanguard Group, Inc. and Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 1, 2002. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25_, 2016.

(B)
Amendment No. 1 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated August 31, 2005. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25_, 2016.

(C)
Amendment No. 2 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 16, 2006. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25_, 2016.

(D)
Amendment No. 3 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 1, 2008. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(E)
Amendment No. 4 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated June 12, 2012. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(F)
Amendment No. 5 to Participation Agreement between The Vanguard Group, Inc., Vanguard Variable Insurance Fund, Vanguard Marketing Corporation and CUNA Mutual Insurance Society, dated October 16, 2015. Incorporated herein by reference to post-effective amendment number 20 (File No. 333-148426) filed with the Commission on April 25, 2016.

(i)		Administrative Contracts.
(1)(A)
Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated March 31, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(B)
Amendment No. 1 to Administrative Services Agreement between Franklin Templeton Services, LLC and CUNA Mutual Insurance Society dated September 10, 2008. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(2)
Administrative Services Letter between MFS Investment Management and CUNA Mutual Insurance Society effective October 1, 2008. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

(3)(A)
Letter Agreement between CUNA Mutual Life Insurance Company and T. Rowe Price Associates, Inc. dated September 16, 2002. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

(B)
Supplement for Personal Services between CUNA Mutual Insurance Society and T. Rowe Price Investment Services, Inc. date July 31, 2008. Incorporated herein by reference to post-effective amendment number 2 (File No. 333-148420) filed with the Commission on April 27, 2009.

	(4)	Services Letter Agreement between CUNA Mutual Insurance Society and Mosaic Funds Distributor, LLC dated June 30, 2009. Incorporated herein by reference to post-effective amendment number 9 (File No. 333-148426) filed with the Commission on July 10, 2009.

(j)		Other Material Contracts.
(1)(A)
Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Services, Inc. and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-6 post-effective amendment no. 29 (File No. 033-19718) filed with the Commission on April 27, 2007.

(B)
Amendment to Rule 22c-2 Shareholder Information Agreement between T. Rowe Price Investment Services, Inc., and CUNA Mutual Insurance Society effective December 31, 2007. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(2)(A)
Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and CUNA Mutual Life Insurance Company dated October 16, 2006. Incorporated herein by reference to Form N-6 post-effective amendment no. 29 (File No. 033-19718) filed with the Commission on April 27, 2007.

(B)
Amendment to Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and CUNA Mutual Insurance Society effective January 1, 2008. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(3)
Rule 22c-2 Shareholder Information Agreement between Ultra Series Fund and CUNA Mutual Insurance Society effective October 16, 2006. Incorporated herein by reference to initial registration statement on Form N-6 (File No. 333-148419) filed with the Commission on January 2, 2008.

(4)(A)
Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Brokerage Services, Inc. effective September 25, 2006. Incorporated herein by reference to post-effective amendment number 7 (File No. 333-148426) filed with the Commission on April 27, 2009.

(B)
Shareholder Information Agreement between OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. and CUNA Mutual Insurance Society, effective January 31, 2012. Incorporated by reference to post-effective amendment number 16 (File No. 333-148426) filed with the Commission on April 27, 2012.

(5)
Rule 22c-2 Shareholder Information Agreement between Franklin Templeton Distributors, Inc. and CUNA Mutual Life Insurance Company dated April 16, 2007. Incorporated herein by reference to Form N-4 post-effective amendment no. 4 (File No. 333-148426) filed with the Commission on November 24, 2008.

(k)		Legal Opinion.
(1)
Opinion of Counsel from Pamela M. Krill, Esquire. Incorporated herein by reference to post-effective amendment number 1 to Form N-6 registration statement (File No. 333-148419) filed with the Commission on April 25, 2008.

(l)		Actuarial Opinion. Not applicable.

(m)		Calculations. Not applicable

(n)		Other Opinions. Not applicable.

(o)		Omitted Financial Statements. No financial statements are omitted from Item 24.

(p)		Initial Capital Agreements. Not applicable.

(q)		Redeemability Exemption.
(1)
Issuance, Transfer and Redemption Procedures (Form 5202) Issued by CUNA Mutual Insurance Society dated October, 2012. Incorporated herein by reference to post-effective amendment number 8 on Form N-6 (File No. 333-148419) filed with the Commission April 25, 2014.

(r)		Deloitte & Touche LLP Consent. Filed herewith.

(s)		Powers of Attorney.
(1)
Powers of Attorney. Signed pursuant to Power of Attorney dated April 25, 2017. Incorporated by reference to post-effective amendment number 21 (File No. 333-148426) filed with the Commission on April 25, 2017.

	A.	Power Attorney (Michael F. Anderson).
	B.	Power Attorney (David G. Brown).
	C.	Power Attorney (Thomas J. Merfeld).
	D.	Power Attorney (Steven R. Suleski).
	E.	Power Attorney (Robert N. Trunzo).

Item 27.	Directors and Officers of CMFG Life Insurance Company

Name and Principal Business Address	Positions and Offices with Depositor

Michael F. Anderson	Director and Chief Legal Officer
5910 Mineral Point Road
Madison, WI 53705

David G. Brown	Director, Executive Vice President and
5910 Mineral Point Road	Chief Investment Officer
Madison, WI 53705

Thomas J. Merfeld	Director, Treasurer, Executive Vice
5910 Mineral Point Road	President and Chief Financial Officer
Madison, WI 53705

Faye A. Patzner	Executive Vice President and Chief
5910 Mineral Point Road	Administrative Officer
Madison, WI 53705

James M. Power	Executive Vice President and Commercial
5910 Mineral Point Road
Madison, WI 53705

Steven R. Suleski	Director, Secretary and Chief Governance
5910 Mineral Point Road	and Compliance Officer
Madison, WI 53705

Robert N. Trunzo	Director, President and Chief Executive
5910 Mineral Point Road	Officer
Madison, WI 53705

Item 28.    Persons Controlled by or Under Common Control With the Depositor or Registrant.

The registrant is a segregated asset account of CMFG Life Insurance Company and is therefore owned and controlled by CMFG Life Insurance Company. CMFG Life Insurance Company is a stock life insurance company. CMFG Life is duly authorized and licensed to do a life and health insurance business in forty-nine other states, the District of Columbia, and in foreign countries. Various companies and other entities are controlled by CMFG Life Insurance Company and may be considered to be under common control with the registrant or CMFG Life Insurance Company. Such other companies and entities, together with the identity of their controlling persons (where applicable), are set forth on the following organization charts.

CUNA Mutual Holding Company
Organizational Chart As Of February 28, 2017

CUNA Mutual Holding Company is a mutual insurance holding company, and as such is controlled by its policy owners. CUNA Mutual Holding Company was formed under the Plan of Reorganization of CMFG Life Insurance Company. CUNA Mutual Holding Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

CUNA Mutual Financial Group, Inc.
State of domiciled:  Iowa

CUNA Mutual Global Holdings, Inc.
State of domicile: Iowa

CMFG Ventures, LLC
State of domicile: Iowa

CMFG Life Insurance Company
State of domicile: Iowa

CMFG Life Insurance Company, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries, all of which are included in the CMFG Life Insurance Company’s consolidated financial statements:

1.	CUNA Mutual Investment Corporation owns the following:
State of domicile: Wisconsin

	a.	CUMIS Insurance Society, Inc. owns the following:
State of domicile: Iowa

(1) CUMIS Specialty Insurance Company, Inc.
State of domicile: Iowa

(2) CUMIS Mortgage Reinsurance Company
State of domicile: Wisconsin

	b.	CUNA Brokerage Services, Inc.
State of domicile: Wisconsin

	c.	CUMIS Vermont, Inc.
State of domicile: Vermont

	d.		MEMBERS Life Insurance Company
State of domicile: Iowa

	e.		International Commons, Inc.
State of domicile: Wisconsin

	f.		CUNA Mutual Insurance Agency, Inc.
State of domicile: Wisconsin

	g.		MEMBERS Capital Advisors, Inc.
State of domicile: Iowa

(1) MCA Fund I GP LLC
State of domicile: Delaware

(2) MCA Fund II GP LLC
State of domicile: Delaware

(3) MCA Fund III GP LLC
State of domicile: Delaware

(4) MCA Fund IV GP LLC
State of domicile: Delaware

	h.		CMG Student Lending Services, LLC
State of domicile: Delaware

	i.		CPI Qualified Plan Consultants, Inc.
State of domicile: Delaware

	j.		Five County Holdings, LLC
State of domicile: Illinois

2.	CUNA Mutual Holding Company either directly or indirectly, is the controlling company of the following:

	a.		CUNA Mutual International Finance, Ltd. owns the following:
Country of domicile: Cayman Islands

	b.		CUNA Mutual International Holdings, Ltd. owns the following:
Country of domicile: Cayman Islands

	c.		CUNA Caribbean Holdings St. Lucia, Ltd owns the following:
County of domicile: St. Lucia

		(1)	CUNA Caribbean Insurance Jamaica Limited
County of domicile: Jamaica

		(2)	CUNA Caribbean Insurance OECS Limited
Country of domicile: St. Lucia

(3) CUNA Caribbean Insurance Society Limited
Country of domicile: Trinidad and Tobago

(4) CUNA Mutual Insurance Society Dominicana, S.A.
Country of domicile: Dominican Republic

4.	CMFG Life Vermont, Inc.
State of domicile : Vermont

5.	6834 Hollywood Boulevard, LLC
State of domicile: Delaware

6.	TruStage Insurance Agency, LLC
State of domicile: Iowa

7.	CUNA Mutual Management Services, LLC
State of domicile: Iowa

8.	MCA Fund I Holding LLC
State of domicile: Delaware

Item 29.        Indemnification

Section 8 of the Amended and Restated Bylaws of CMFG Life Insurance Company and Article V of CMFG Life Insurance Company Amended and Restated Articles of Incorporation together provide for indemnification of officers or directors of CMFG Life Insurance Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of CMFG Life Insurance Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers’ or directors’ willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 30.        Principal Underwriter

(a)	CUNA Brokerage Services, Inc. is the principal underwriter for the Registrant as well as for the CMFG Variable Annuity Account.

(b)	Officers and Directors of CUNA Brokerage Services, Inc.

Name and Principal Business Address	Positions and Office with Underwriter

David Foster*	President

Timothy Halevan**	Vice President and Chief Compliance Officer

Jenny Brock*	Treasurer

Ross D. Hansen*	Vice President and Associate General Counsel

Katherine Castro*	Assistant Secretary

Michael F. Anderson*	Director

Michael T. Defnet*	Director

Jason A. Pisarik*	Director

Steven R. Suleski*	Secretary and Director

David L. Sweitzer*	Director

*The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.
**The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

(c)       CUNA Brokerage Services, Inc. is the only principal underwriter. The services provided by CUNA Brokerage Services, Inc. are set forth in the Amended and Restated Distribution Agreement and Amended and Restated Servicing Agreement filed as exhibits to this registration statement.

(1)	(2)	(3)	(4)	(5)
Name of Principal	Net
Underwriter	Underwriting	Compensation on	Brokerage
	Discounts and	Redemption	Commissions	Compensation
	Commissions
CUNA Brokerage Services, Inc.	$261*	0	$70	$191

*Information as of December 31, 2016.

Item 31.        Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by CMFG Life Insurance Company at 2000 Heritage Way, Waverly, Iowa 50677 or at MEMBERS Capital Advisors, Inc. or CMFG Life Insurance Company, both at 5910 Mineral Point Road, Madison, Wisconsin 53705; and se2, 5801 SW Sixth Ave, Topeka, Kansas 66636-0001.

Item 32.        Management Services

All management contracts are discussed in Part A or Part B.

Item 33.        Fee Representation

CMFG Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CMFG Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Madison, and State of Wisconsin as of 25 day of April, 2017.

CMFG Variable Life Insurance Account (Registrant)

By:	/s/Robert N. Trunzo

Robert N. Trunzo
President and Chief Executive Officer, CMFG Life Insurance Company

CMFG Life Insurance Company (Depositor)

By:	/s/Robert N. Trunzo

Robert N. Trunzo
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities as of the dates indicated.

SIGNATURE AND TITLE		DATE

By:	/s/Brian J. Borakove	April 25, 2017

Brian J. Borakove
VP – Corporate Controller

By:	/s/Thomas J. Merfeld	April 25, 2017

Thomas J. Merfeld
Director, Treasurer, Executive Vice President and Chief Financial Officer

By:	/s/Robert N. Trunzo	April 25, 2017

Robert N. Trunzo
Director, President and Chief Executive Officer

By:	*	April 25, 2017

Michael F. Anderson
Director

By:	*	April 25, 2017

David G. Brown
Director

By:	*	April 25, 2017

Thomas J. Merfeld
Director and Treasurer

By:	*	April 25, 2017

Steven R. Suleski
Director and Secretary

By:	*	April 25, 2017

Robert N. Trunzo
Director, President and Chief Executive Officer

*Signed pursuant to Power of Attorney dated April 25, 2017, filed electronically with post-effective amendment number 21 (File No. 333-148426) filed with the Commission on April 25, 2017.

By:	/s/Ross D. Hansen

Ross D. Hansen
Associate General Counsel

Exhibit Index

(r)	Deloitte & Touche LLP Consent.